UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Karen Jacoppo-Wood

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a).

Westwood Quality Value Fund
Westwood Quality MidCap Fund
Westwood Quality SMidCap Fund
Westwood Quality SmallCap Fund
Westwood Quality AllCap Fund
Westwood Capital Appreciation and Income Fund
Westwood Income Opportunity Fund
Westwood Multi-Asset Income Fund
Westwood Alternative Income Fund
Westwood Global Real Estate Fund
Westwood Real Estate Income Fund
Westwood Broadmark Tactical Growth Fund
Westwood Broadmark Tactical Plus Fund

Semi-Annual Report	April 30, 2024

Investment Adviser:
Westwood Management Corp.

WESTWOOD FUNDS

TABLE OF CONTENTS

Shareholder Letter	1
Schedules of Investments
Westwood Quality Value Fund	14
Westwood Quality MidCap Fund	16
Westwood Quality SMidCap Fund	18
Westwood Quality SmallCap Fund	20
Westwood Quality AllCap Fund	22
Westwood Capital Appreciation and Income Fund	24
Westwood Income Opportunity Fund	29
Westwood Multi-Asset Income Fund	35
Westwood Alternative Income Fund	41
Westwood Global Real Estate Fund	47
Westwood Real Estate Income Fund	49
Westwood Broadmark Tactical Growth Fund	51
Westwood Broadmark Tactical Plus Fund	52
Statements of Assets and Liabilities	53
Statements of Operations	58
Statements of Changes in Net Assets	62
Financial Highlights	78
Notes to Financial Statements	102
About Your Funds’ Expenses	131
Other Information	138
Liquidity Risk Management Program	139
Customer Privacy Notice	140

WESTWOOD FUNDS (Unaudited)

November 1, 2023 – April 30, 2024
Dear Shareholders,

Soft-Landing Theory Gains Traction

The most significant economic development in the final months of 2023 was the shift in policy outlook by the Federal Reserve. Coming into its final meetings of the year, markets were still pricing in the possibility of additional rate hikes. But in a surprising twist, the Federal Open Market Committee (FOMC) shifted to a decidedly more dovish tone and outlook, fueling a boost in risk assets and fixed income alike — the latter would later lose luster. In fact, by year-end, none of the FOMC members surveyed believed that rates would be increased, and the consensus forecasted 0.75% worth of cuts in 2024.

Despite starting the quarter weak, this dovish Fed pivot sent U.S. stocks surging, with the S&P 500 up 11.7% in Q4 alone. The S&P logged a 26.3% return for 2023 with roughly 70% of the total market returns driven by the so-called “Magnificent 7” stocks. The resilience of this mega-cap tech block continues to call into question the notion of a broadening market after what was an especially narrow 2023.

Financial conditions eased significantly over the last two months of the year as bonds rallied and Treasury yields fell. Bonds turned a decidedly bullish corner after a string of negative returns. A dovish pivot took place in November, which led to a huge turnaround and a quarterly return from the Bloomberg Aggregate of +6.8%. This brought the YTD return up from negative territory to a gain of +5.5%. The November return alone of +4.5% was the largest monthly gain since May 1985. Before the FOMC pivot, the 10-year Treasury peaked at 4.99% in mid-October.

Early in the period, multiple readings of price levels revealed the lowest rates of price growth since 2021, suggesting that inflation may finally be slowing. Economic data also appeared to be stable late last year, making the idea of a soft landing in 2024 an even more realistic outcome. By the end of December, the market became overly exuberant to the point of pricing in six rate cuts for the upcoming year — those expectations would quickly be tempered as additional data sets and Fed commentary rolled in during the first few months of the year.

As we ushered in the new year, the U.S. economy remained resilient despite short-term interest rates still near 20-year highs. Continued robustness in the labor market, healthy corporate earnings growth, and a now more aggressive rate-lowering regime anticipated by investors early in the year helped send equities soaring. The S&P 500 Index continued to reach new highs throughout the period, up until early April, when the S&P experienced an 11% correction before resuming its climb. Enthusiasm around artificial intelligence (AI) continued to boost technology stocks, in particular, semiconductor companies. However, unlike last year, the rally broadened out to the more cyclical areas of the market. Although retail sales pulled back, the trend toward a broadening market rally remains positive.

The strongest sectors included Communication Services, Industrials, Materials, Energy and Financials. The broadening, driven by strong economic data, resilient corporate earnings and expectations for rate cuts propelled the S&P 500 to new record highs 22 times during the first quarter of 2024.

And though consumers’ financial health and spending habits are certainly in question, while housing costs remain sky-high, investors are not ready to sound any alarms just yet. Large- cap U.S. stocks (S&P 500 Index) outperformed small-cap U.S. stocks (Russell 2000 Index), and growth stocks (Russell 1000 Growth) again beat value stocks (Russell 1000 Value). Bond returns were more mixed during the period, but rates trended mostly higher in the new year with the benchmark 10-year Treasury yield peaking at 4.7% in late April as investors rethought the pace and cadence of coming interest rate cuts.

The behavior of both the market and economy over the last six months has certainly surprised investors. A widely anticipated U.S. recession has yet to materialize, with labor markets remaining fairly robust, while inflation has cooled. It is important to note that we continue to see cracks forming in labor market dynamics and increasing cutbacks and

WESTWOOD FUNDS (Unaudited)

layoffs. At this point, the elusive “soft landing” could be in sight for the economy, with inflation returning to the Fed’s target zone and a strong jobs market continuing to provide disposable income to workers.

Buried in the fine print beneath the mostly positive headlines and surprises remain contrasting signals, and as we have noted in previous comments, economic data still suggests a divergence in growth trends. Soaring housing costs, including insurance and utilities, along with persistently high food prices, all have the potential to derail this panacea. There are also theories that a drop in rates could actually trigger a downward move in home prices as Americans look to downsize and/or take advantage of the increased activity to sell. The added inventory could drive prices lower.

The Road Ahead

The U.S. economy continues to prove resilient despite the Fed maintaining a higher level of interest rates for longer than most expected. A main driver of this better-than-expected economic growth has been the continued strength of the U.S. consumer. The combination of robust job gains and steady real income growth has allowed consumers to continue spending despite higher rates. Inflation (Consumer Price Index (CPI)) has declined meaningfully over the past year but exceeded expectations in the early months of the year to its current level of 3.3%. In March, headline CPI inflation climbed 0.3% to 3.5% year over year (y/y), the fastest rate since September 2023, while core inflation held steady at 3.8% y/y, the lowest level since April 2021. We believe that the “last mile” of inflation reduction will be far more difficult than expected.

By year-end, we expect headline and core CPI inflation to be at 2.7% y/y and 2.9% y/y, respectively, with the Fed likely only cutting rates by 25 basis points later in the year. We see the economy continuing to gently cool as labor demand slows, wage growth decelerates, all while stubborn inflation and tight credit conditions constrain private sector activity. Consumers are still “spending,” but we believe it is more out of necessity than frivolousness and that the average consumer has not fully adjusted to all the rising costs of living. The aforementioned pressures of inflation, slowing wage growth, and higher-for-longer interest rates will likely cause consumers to exercise more caution with their personal expenditures.

Risks to our thesis include elevated tensions in the Middle East, which could escalate, triggering general headline risk, or a true energy price shock that could trigger a combination of even higher inflation and lower growth. Conflict also brings the specter of supply-chain breakdowns back into focus.

Domestically, a more hawkish Fed and a continuation of a restrictive interest rate environment could lead to a substantial tightening of U.S. and global financial conditions, triggering a downturn in private sector activity, which is already skittish. In summary, we remain cautiously optimistic about markets and the economy, as we have for the last two years. We believe there are still catalysts for earnings and economic growth, but our vigilance is now heightened as 2024 rolls on. The presidential election is yet another wild card that must be taken into consideration as the election draws near.

The current market environment continues to produce dislocations concerning valuation and increased levels of fundamental skepticism that play to our strength. Now, more than ever, we believe highly tactical and surgical investment techniques, with properly hedged and balanced allocations, will be needed to reduce volatility and produce alpha.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk, including possible loss of principal. A discussion of each Fund’s performance during the semiannual period ending April 30, 2024, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Quality Value Fund – I Shares (WHGLX)	15.18%	3.89%
Westwood Quality Value Fund – A Shares (WWLAX)*	15.09%	3.87%
Westwood Quality Value Fund – C Shares (WWLCX)	14.67%	3.57%
Westwood Quality Value Fund – Ultra Shares (WHSQX)**	15.12%	3.82%
Russell 1000 Value Index	18.42%	4.33%

*	Without sales charge

**	Ultra Share inception date 11/30/2022

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ending April 30, 2024, the Westwood Quality Value Fund returned 15.18% (I Shares), trailing the Russell 1000 Value Index, which returned 18.42%. For the first five months of the period, the stock market performed a steady march upwards, as the large- cap S&P 500 Index gained over 25% from October 31, 2023 through March 31, 2024. Stocks fell about 5% in the first few days of April but rebounded quickly. The turn in November began as the Federal Reserve signaled the end of their tightening campaign, noting that the next move would most likely be to cut interest rates. Low-quality stocks immediately rebounded, while quality lagged, impacting our returns versus the benchmark index. Bond prices spiked, pushing interest rates lower. The large-cap market was highly concentrated during the period, as the “Magnificent 7” stocks, large-cap technology names, provided the bulk of the index returns. Strategies that did not overweight those seven stocks generally underperformed. We have a cautiously optimistic outlook for both stocks and bonds for the coming year. We believe earnings growth should continue to accelerate into 2024, assuming lower rates into the back half of the year. But with equity valuations elevated, we believe multiple expansion from here forward is less likely and could limit the appeal of pure “beta” exposure. We believe earnings growth could become the main driver of stock returns as we look ahead.

WESTWOOD FUNDS (Unaudited)

Westwood Quality MidCap Fund

The performance of the Westwood Quality MidCap Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Quality MidCap Fund – I Shares (WWMCX)	18.14%	3.54%
Russell Midcap Value Index	20.97%	2.56%

WWMCX Inception Date: 11/30/2021

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ending April 30, 2024, the Westwood Quality MidCap Fund returned 18.14% (I Shares), trailing the Russell Midcap Value Index, which returned 20.97%. For the first five months of the period, the stock market performed a steady march upwards, as the S&P 500 Index gained over 25% from October 31, 2023 through March 31, 2024. Stocks fell about 5% in the first few days of April but rebounded quickly. The turn in November began as the Federal Reserve signaled the end of their tightening campaign, noting that the next move would most likely be to cut interest rates. Low-quality stocks immediately rebounded, while quality lagged, impacting our returns versus the benchmark index. Bond prices spiked, pushing interest rates lower. Mid-cap stocks fared better in the period than either large- or small-cap stocks. Showing a combination of visible earnings growth and growth opportunities often not available to smaller-cap stocks, mid-cap stocks were an attractive option. We have a cautiously optimistic outlook for both stocks and bonds for the coming year. We believe earnings growth should continue to accelerate into 2024, assuming lower rates into the back half of the year. But with equity valuations elevated, we believe multiple expansion from here forward is less likely and could limit the appeal of pure “beta” exposure. We believe earnings growth could become the main driver of stock returns as we look ahead.

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Quality SMidCap Fund – I Shares (WHGMX)	17.81%	1.45%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	17.92%	1.45%
Russell 2500 Value Index	19.80%	-0.60%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ending April 30, 2024, the Westwood Quality SMidCap Fund returned 17.81% (I Shares), trailing the Russell 2500 Value Index, which returned 19.80%. For the first five months of the period, the stock market performed a steady march upwards, as the S&P 500 Index gained over 25% from October 31, 2023 through March 31, 2024. Stocks fell about 5% in the first few days of April but rebounded quickly. The turn in November began as the Federal Reserve signaled the end of their tightening campaign, noting that the next move would most likely be to cut interest rates. Low-quality stocks immediately rebounded, while quality lagged, impacting our returns versus the benchmark index. Bond prices spiked, pushing interest rates lower. Small- and mid-cap stocks performed well

WESTWOOD FUNDS (Unaudited)

during the reporting period, as they were able to capture the upside of small-cap stocks while providing the risk profile of large-cap stocks. We particularly benefited from our exposure to Industrials stocks, as well as Financials. We were helped by our allocation to Financials stocks and to Industrials, as our holdings in those sectors performed well. In Industrials, we have made some strong choices among stocks that are tied to the electrification theme, including wire manufacturer Encore Wire Corp. (WIRE), which agreed to be purchased by a large Italian firm at a premium. We believe the U.S. economy will likely continue to slow due to the lagged impact of tighter financial conditions. We believe tighter lending standards accompanied by higher interest rates would lead to lower capital spend, higher risk of defaults and reduced spend. In our opinion, small- and mid-cap stocks are more exposed to these risks given the inherent volatility in their revenue and cash flows relative to larger cap companies.

Westwood Quality SmallCap Fund

The performance of the Westwood Quality SmallCap Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Quality SmallCap Fund – I Shares (WHGSX)	13.89%	-3.71%
Westwood Quality SmallCap Fund – A Shares (WHGAX)*	13.82%	-3.72%
Westwood Quality SmallCap Fund – C Shares (WHGCX)	13.37%	-3.95%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)	14.00%	-3.61%
Russell 2000 Value Index	18.09%	-3.66%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ending April 30, 2024, the Westwood Quality SmallCap Fund returned 13.89% (I Shares), trailing the Russell 2000 Value Index, which returned 18.09%. For the first five months of the period, the stock market performed a steady march upwards, as the S&P 500 Index gained over 25% from October 31, 2023 through March 31, 2024. Stocks fell a little more than 5% in the first few days of April but rebounded quickly. The turn in November began as the Federal Reserve signaled the end of their tightening campaign, noting that the next move would most likely be to cut interest rates. Low-quality stocks immediately rebounded, while quality lagged, impacting our returns versus the benchmark index. Bond prices spiked, pushing interest rates lower. In the small-cap market, we were helped by our allocation to Financials stocks and to Industrials, as our holdings performed well. There were a number of acquisitions in the portfolio, including Masonite (DOOR), acquired by Owens Corning, and Encore Wire Corp. (WIRE), which was purchased by a large Italian firm. We continue to maintain a cautiously optimistic outlook for both stocks and bonds for the coming year. Headline consumer data still suggests optimism, but we remain concerned about housing costs, depleted savings and record high-rate credit card debt. We are most concerned about the health of the labor market and how that impacts consumer spending, particularly among lower-income households, which appear to be holding back. While easing inflation is good for consumers, it reduces pricing power and margin growth for companies. We believe earnings growth should continue to accelerate into 2024, assuming lower rates into the back half of the year.

WESTWOOD FUNDS (Unaudited)

Westwood Quality AllCap Fund

The performance of the Westwood Quality AllCap Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Quality AllCap Fund – I Shares (WQAIX)	12.49%	1.59%
Westwood Quality AllCap Fund – Ultra Shares (WQAUX)	12.51%	1.59%
Russell 3000 Value Index	18.40%	3.85%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ending April 30, 2024, the Westwood Quality AllCap Fund returned 12.49% (I Shares), trailing the Russell 3000 Value Index, which returned 18.40%. For the first five months of the period, the stock market performed a steady march upwards, as the S&P 500 Index gained over 25% from October 31, 2023 through March 31, 2024. Stocks fell about 5% in the first few days of April but rebounded quickly. The turn in November began as the Federal Reserve signaled the end of their tightening campaign, noting that the next move would most likely be to cut interest rates. Low-quality stocks immediately rebounded, while quality lagged, impacting our returns versus the benchmark index. Bond prices spiked, pushing interest rates lower. We continue to maintain a cautiously optimistic outlook for both stocks and bonds for the coming year. Headline consumer data still suggests optimism, but we remain concerned about housing costs, depleted savings and record high-rate credit card debt. While easing inflation is good for consumers, it reduces pricing power and margin growth for companies. Consensus expectations for earnings in the first quarter are modest, and investors and analysts are looking for much larger earnings growth in the second quarter of 2024. While that expectation might give some pause, the abysmal earnings performance of Q2 2023 sets a low year-over-year bar that we believe should be fairly easy to clear. In our opinion, the biggest factor continues to be just how accommodative the Fed may be, and what impact geopolitical risks and the coming election will have on the market. The poor relative performance in small caps has traditionally been a harbinger of tough times to come, but the artificial intelligence revolution driving large and mega-cap growth names may have distorted that trend.

Westwood Capital Appreciation and Income Fund

The performance of the Westwood Capital Appreciation and Income Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Capital Appreciation and Income Fund – I Shares (WLVIX)	12.65%	0.49%
Westwood Capital Appreciation and Income Fund – A Shares (WWTAX)*	12.55%	0.43%
Westwood Capital Appreciation and Income Fund – C Shares (WTOCX)	12.22%	0.27%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	14.40%	2.28%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

WESTWOOD FUNDS (Unaudited)

The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the blended benchmark, delivering a return of 12.65% (I Shares) for the period while the blended benchmark returned 14.40%. After falling by more than 10% from August through October 2023, the stock market built a sustained rally, halted only by a brief downturn in April. For the period, the S&P 500 gained 20.98%, driven by Technology (+24.9%) and Financials (+25.9%). Investors seemed to think that the Federal Reserve had pulled off the remarkable feat of the “soft landing,” managing to slow inflation without cratering the economy. In the portfolio, stock selection was the primary detractor to relative performance, centered around the significant outperformance and index concentration with the Magnificent 7 stocks (+33% equal-weighted).

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Income Opportunity Fund – I Shares (WHGIX)	11.05%	0.24%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	10.95%	0.19%
Westwood Income Opportunity Fund – C Shares (WWICX)	10.51%	-0.09%
Westwood Income Opportunity Fund – Ultra Shares (WHGOX)**	11.08%	0.34
60% Bloomberg Barclays US Aggregate Bond Index / 40% S&P 500 Index	11.20%	0.41%
Bloomberg Barclays US Aggregate Bond Index	4.97%	-3.28%
S&P 500 Index	20.98%	6.04%

*	Without sales charge

**	Ultra Shares inception date 11/30/2022

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund slightly underperformed the blended benchmark, delivering a return of 11.05% (I Shares) for the period while the blended benchmark returned 11.20%. After falling by more than 10% from August through October 2023, the stock market built a sustained rally, halted only by a brief downturn in April. For the period, the S&P 500 gained 20.98%, driven by Technology (+24.9%) and Financials (+25.9%). Investors seemed to think that the Federal Reserve had pulled off the remarkable feat of the “soft landing,” managing to slow inflation without cratering the economy. In the portfolio, stock selection was the primary detractor to relative performance, centered around the significant outperformance and index concentration with the Magnificent 7 stocks (+33% equal-weighted).

WESTWOOD FUNDS (Unaudited)

Westwood Multi-Asset Income Fund

The performance of the Westwood Multi-Asset Income Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Multi-Asset Income Fund – I Shares (WHGHX)	9.41%	0.01%
Westwood Multi-Asset Income Fund – A Shares (WSDAX)*	9.36%	-0.06%
Westwood Multi-Asset Income Fund – C Shares (WWHCX)	8.92%	-0.31%
80% Bloomberg Barclays US Aggregate Bond Index / 20% S&P 500 Index	8.06%	-1.44%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the blended benchmark, delivering a return of 9.41% (I Shares) for the period while the blended benchmark returned 8.06%. After falling by more than 10% from August through October 2023, the stock market built a sustained rally, halted only by a brief downturn in April. For the period, the S&P 500 gained 20.98%, driven by Technology (+24.9%) and Financials (+25.9%). Investors seemed to think that the Federal Reserve had pulled off the remarkable feat of the “soft landing,” managing to slow inflation without cratering the economy. In the portfolio, selection within our fixed income allocation was additive to relative performance. Our notable overweight to high-yield bond holdings was additive to our relative performance as high-yield bonds outperformed corporates during the period. Our selection within equities during the period was the primary detractor to relative performance as the Magnificent 7 stocks continued to outperform other equities.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Alternative Income Fund – I Shares (WMNIX)	4.55%	0.70%
Westwood Alternative Income Fund – A Shares (WMNAX)*	4.52%	0.69%
Westwood Alternative Income Fund – C Shares (WWACX)	4.09%	0.48%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	4.61%	0.72%
FTSE 1-Month Treasury Bill	2.74%	1.81%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering a return of 4.55% (I Shares) for the period while the benchmark returned 2.74%. The Fund’s overweight to convertible bonds was a main contributor to relative performance as the asset class rallied over the measurement period (10.2%). Convertible issuance increased during the period

WESTWOOD FUNDS (Unaudited)

as companies found the hybrid structure an attractive option to finance equity repurchases, refinance existing traditional debt or to refinance short-dated convertibles.

Westwood Global Real Estate Fund

The performance of the Westwood Global Real Estate Fund for the period ended April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Global Real Estate Fund – Institutional Shares (KIRYX)	10.33%	-6.65%
Westwood Global Real Estate Fund – A Shares (KIRAX)*	10.15%	-6.69%
Westwood Global Real Estate Fund – C Shares (KIRCX)	9.83%	-6.94%
FTSE EPRA Nareit Developed Index	14.40%	-5.72%
MSCI World Index	20.59%	5.01%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering a return of 10.33% (I Shares) for the period while the benchmark returned 14.40%. Although REITs had a strong finish to 2023 (21% return from November through December), they have had a challenging start to 2024 so far from a performance standpoint as the broader market continues its upward trajectory. While it is clear those eagerly awaited interest rate cuts have yet to materialize, the broader economy remains steadily supportive of economic growth, even if the explanatory narrative seems to change by the week. The Fed’s ongoing battle with inflation remains top of mind for most investors and the home stretch to get this figure down to the Fed’s target of 2% appears a lot more difficult than prognosticators initially anticipated. Hence the delay in interest rate cuts and the resulting tepid performance to start the 2024 year for interest rate-sensitive sectors of the capital markets like REITs. In the portfolio, our overweight to the underperforming Industrial sub -sector (2.5% return for the period) and underweight to regional malls (a strong 31.6% return for the period) were the main detractors to the Fund’s relative performance.

Westwood Real Estate Income Fund

The performance of the Westwood Real Estate Income Fund for the period ended April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Real Income Fund – Institutional Shares (KIFYX)	10.48%	-2.82%
Westwood Real Income Fund – A Shares (KIFAX)*	10.36%	-2.89%
Westwood Real Income Fund – C Shares (KIFCX)	9.98%	-3.13%
ICE BofA Fixed Rate Preferred Securities Index	12.20%	1.79%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

WESTWOOD FUNDS (Unaudited)

The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering a return of 10.48% (I Shares) for the period while the benchmark returned 12.20%. Although REITs and REIT Preferreds had a strong finish to 2023, they have had a challenging start to 2024 so far from a performance standpoint as the broader market continues its upward trajectory. While it is clear those eagerly awaited interest rate cuts have yet to materialize, the broader economy remains steadily supportive of economic growth, even if the explanatory narrative seems to change by the week. The Fed’s ongoing battle with inflation remains top of mind for most investors and the home stretch to get this figure down to the Fed’s target of 2% appears a lot more difficult than prognosticators initially anticipated. Hence the delay in interest rate cuts and the resulting tepid performance to start the 2024 year for interest rate -sensitive sectors of the capital markets like REITs. During the period, both the high-yield and the broader financial preferred markets produced strong positive returns as credit spreads tightened meaningfully. As the Fund is focused on identifying opportunities within REIT Preferreds and REIT common equity, underperformance relative to the benchmark was mainly attributed to not holding financial preferred securities, which outperformed their REIT counterparts for the period.

Westwood Broadmark Tactical Growth Fund

The performance of the Westwood Broadmark Tactical Growth Fund for the period ended April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Broadmark Tactical Growth Fund – Institutional Shares (FTGWX)	0.85%	-0.12%
Westwood Broadmark Tactical Growth Fund – A Shares (FTAGX)*	0.73%	-0.21%
Westwood Broadmark Tactical Growth Fund – C Shares (FTGOX)	0.40%	-0.41%
HFRX Equity Hedge Index	7.26%	2.58%
S&P 500 Index	20.98%	6.04%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

For the six months ended April 30, 2024, Westwood Broadmark Tactical Growth Fund returned 0.85% (I Shares), providing a modest positive absolute record for investors but underperforming the Fund’s primary benchmark, the HFRX Equity Hedge Index, which returned 7.26%. The Fund underperformed its secondary benchmark, the S&P 500 Index, which rose 20.98% over the same period. The U.S. stock market was on an upward trend for nearly the entire period, a challenging environment for our investment strategy. Our directional investment strategy determines when and how much exposure to have to equities and bonds, using our four-pillar investment process. The four pillars of our investment process are valuation, monetary policy and credit conditions, investor sentiment and momentum. For much of the period, as the market rallied, valuations were excessive compared to historical averages. Monetary policy and credit conditions were not accommodative, as the Fed had raised interest rates and banks were restricting credit. Investor sentiment was oddly bullish, a negative factor in our view, as the fervor over artificial intelligence buoyed the stock market. Finally, the momentum pillar showed positive momentum until April, another negative factor in our view. This combination of factors led us to reduce our long exposure, causing us to underperform the S&P 500 Index during the period. We also trailed the HFRX Hedge Fund Index, an unmanaged basket of hedge funds that have similar strategies. During April, when the S&P 500 declined by -4.08%, the Fund declined -2.66%, a good showing and proof that the strategy of reducing downside exposure works.

WESTWOOD FUNDS (Unaudited)

Westwood Broadmark Tactical Plus Fund

The performance of the Westwood Broadmark Tactical Plus Fund for the period ended April 30, 2024, was as follows:

	6 Months	2024 Year to Date
Westwood Broadmark Tactical Plus Fund – Institutional Shares (SBTIX)	-1.00%	0.27%
Westwood Broadmark Tactical Plus Fund – A Shares (SBTAX)*	-1.06%	0.18%
Westwood Broadmark Tactical Plus Fund – C Shares (SBTCX)	-1.43%	0.00%
Westwood Broadmark Tactical Plus Fund – F Shares (BTPIX)	-0.74%	0.44%
HFRX Equity Hedge Index	7.26%	2.58%
S&P 500 Index	20.98%	6.04%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2025. In the absence of current fee waivers, total return and yield would have been reduced.

For the six months ended April 30, 2024, Westwood Broadmark Tactical Plus Fund returned -1.00% (I Shares), underperforming the Fund’s primary benchmark, the HFRX Equity Hedge Index, which returned 7.26%. The Fund underperformed its secondary benchmark, the S&P 500 Index, which rose 20.98% over the same period. The Broadmark Tactical Plus Fund is our more aggressive approach, which can be quicker to adapt to a changing market regime and typically has a broader range between our net long and net short positions. The U.S. stock market was on an upward trend for nearly the entire period, a challenging environment for our investment strategy. Our directional investment strategy determines when and how much exposure to have to equities and bonds, using our four-pillar investment process. The four pillars of our investment process are valuation, monetary policy and credit conditions, investor sentiment and momentum. For much of the period, as the market rallied, valuations were excessive compared to historical averages. Monetary policy and credit conditions were not accommodative, as the Fed had raised interest rates and banks were restricting credit. Investor sentiment was oddly bullish, a negative factor in our view, as the fervor over artificial intelligence buoyed the stock market. Finally, the momentum pillar showed positive momentum until April, another negative factor in our view. This combination of factors led us to maintain our position of being less than 100% net long for much of the period, causing us to underperform the S&P 500 during the period. We also trailed the HFRX Hedge Fund Index, an unmanaged basket of hedge funds that have similar strategies. During April, when the S&P 500 declined by -4.08%, the Fund declined -1.49%, a testament to our goal of reducing downside exposure.

WESTWOOD FUNDS (Unaudited)

Disclosures

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1.877.386.3944. Read the prospectus carefully before investing or sending money.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-386-3944.

An investor should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, visit the Funds’ website at westwoodfunds.com or call 1-877-386-3944 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of April 30, 2024, please see the Schedules of Investments section of this Report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Alerian Midstream Energy Select Index (AMEIX) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis.

Alpha is the measure of risk-adjusted performance.

Compound Annual Growth Rate is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan.

FTSE EPRA Nareit Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

HFRX Equity Hedge Index comprises private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

ICE BofA Fixed Rate Preferred Securities Index consists of investment-grade, fixed and fixed-to-floating rate U.S. dollar-denominated preferred securities.

WESTWOOD FUNDS (Unaudited)

MSCI World Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed markets.

Russell 2500 Value measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.6%
	Shares	Value
Communications — 2.4%
Internet Media & Services — 2.4%
Alphabet, Inc. - Class A (a)	30,289	$4,930,443

Consumer Discretionary — 7.3%
Leisure Facilities & Services — 4.3%
Darden Restaurants, Inc.	25,889	3,971,632
Domino’s Pizza, Inc.	9,153	4,844,408
		8,816,040
Retail - Discretionary — 3.0%
Home Depot, Inc. (The)	6,153	2,056,456
O’Reilly Automotive, Inc. (a)	3,956	4,008,456
		6,064,912
Consumer Staples — 8.9%
Beverages — 2.0%
PepsiCo, Inc.	23,778	4,182,788

Food — 2.1%
Hershey Company (The)	21,628	4,194,102

Household Products — 1.1%
Church & Dwight Company, Inc.	21,329	2,301,186

Retail - Consumer Staples — 3.7%
Dollar General Corporation	23,642	3,290,730
Walmart, Inc.	70,246	4,169,100
		7,459,830
COMMON STOCKS — continued
	Shares	Value
Energy — 8.1%
Oil & Gas Producers — 8.1%
Chevron Corporation	27,605	$4,451,858
ConocoPhillips	16,019	2,012,307
EOG Resources, Inc.	30,680	4,053,748
Exxon Mobil Corporation	34,238	4,049,328
Valero Energy Corporation	12,412	1,984,307
		16,551,548
Financials — 20.3%
Asset Management — 2.0%
Charles Schwab Corporation (The)	54,784	4,051,277

Banking — 7.9%
Bank of America Corporation	161,734	5,985,775
JPMorgan Chase & Company	32,328	6,198,571
Wells Fargo & Company	68,093	4,039,277
		16,223,623
Institutional Financial Services — 2.5%
Goldman Sachs Group, Inc. (The)	12,230	5,218,663

Insurance — 7.9%
American International Group, Inc.	70,186	5,285,707
Arthur J. Gallagher & Company	17,980	4,219,726
Berkshire Hathaway, Inc. - Class B (a)	10,127	4,017,685
Progressive Corporation (The)	12,227	2,546,273
		16,069,391
Health Care — 14.6%
Biotech & Pharma — 3.2%
Johnson & Johnson	45,375	6,560,771

Health Care Facilities & Services — 4.3%
CVS Health Corporation	54,222	3,671,372
UnitedHealth Group, Inc.	10,663	5,157,693
		8,829,065
Medical Equipment & Devices — 7.1%
Abbott Laboratories	54,286	5,752,687
Becton, Dickinson & Company	20,311	4,764,961
Danaher Corporation	16,075	3,964,417
		14,482,065
Industrials — 12.1%
Aerospace & Defense — 2.0%
General Dynamics Corporation	14,293	4,103,377

Commercial Support Services — 1.0%
Waste Management, Inc.	10,012	2,082,696

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Diversified Industrials — 2.0%
Honeywell International, Inc.	21,348	$4,114,400

Electrical Equipment — 3.0%
Hubbell, Inc.	10,994	4,073,497
Littelfuse, Inc.	8,700	2,006,568
		6,080,065
Transportation & Logistics — 4.1%
FedEx Corporation	16,130	4,222,512
Union Pacific Corporation	17,033	4,039,546
		8,262,058
Real Estate — 4.0%
REITs — 4.0%
Federal Realty Investment Trust	9,589	998,886
Prologis, Inc.	39,831	4,064,754
VICI Properties, Inc.	107,544	3,070,381
		8,134,021
Technology — 15.7%
Semiconductors — 2.0%
Microchip Technology, Inc.	44,486	4,091,822

Software — 5.0%
Microsoft Corporation	16,550	6,443,411
Salesforce, Inc.	14,222	3,824,865
		10,268,276
Technology Hardware — 2.6%
Apple, Inc.	31,337	5,337,631

Technology Services — 6.1%
Accenture plc - Class A	12,582	3,786,050
CACI International, Inc. - Class A (a)	10,990	4,420,508
Visa, Inc. - Class A	15,740	4,227,921
		12,434,479
Utilities — 6.2%
Electric Utilities — 6.2%
DTE Energy Company	38,902	4,291,669
NextEra Energy, Inc.	66,329	4,442,053
WEC Energy Group, Inc.	48,411	4,000,685
		12,734,407
Total Common Stocks
(Cost $149,305,095)		$203,578,936
MONEY MARKET FUNDS — 1.2%
	Shares	Value
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $2,372,696)	2,372,696	$2,372,696

Investments at Value — 100.8%
(Cost $151,677,791)		$205,951,632

Liabilities in Excess of Other Assets — (0.8%)		(1,705,945)

Net Assets — 100.0%		$204,245,687

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.0%
	Shares	Value
Consumer Discretionary — 10.0%
Apparel & Textile Products — 1.5%
Tapestry, Inc.	692	$27,625

Home Construction — 1.6%
PulteGroup, Inc.	251	27,966

Leisure Facilities & Services — 1.7%
Texas Roadhouse, Inc.	195	31,352

Retail - Discretionary — 5.2%
Academy Sports & Outdoors, Inc.	261	15,216
Bath & Body Works, Inc.	434	19,712
O’Reilly Automotive, Inc. (a)	26	26,345
Ulta Beauty, Inc. (a)	83	33,602
		94,875
Consumer Staples — 6.2%
Food — 2.1%
McCormick & Company, Inc.	497	37,802

Household Products — 2.1%
Church & Dwight Company, Inc.	347	37,438

Retail - Consumer Staples — 2.0%
BJ’s Wholesale Club Holdings, Inc. (a)	499	37,265
COMMON STOCKS — continued
	Shares	Value
Energy — 5.0%
Oil & Gas Producers — 5.0%
Chord Energy Corporation	199	$35,219
Diamondback Energy, Inc.	180	36,203
SM Energy Company	410	19,881
		91,303
Financials — 14.7%
Banking — 3.9%
Atlantic Union Bankshares Corporation	811	25,766
Cullen/Frost Bankers, Inc.	251	26,189
Glacier Bancorp, Inc.	507	18,343
		70,298
Institutional Financial Services — 3.4%
Intercontinental Exchange, Inc.	192	24,722
Piper Sandler Companies	193	37,788
		62,510
Insurance — 7.4%
American International Group, Inc.	759	57,160
Arthur J. Gallagher & Company	182	42,714
Everest Group Ltd.	96	35,175
		135,049
Health Care — 6.3%
Health Care Facilities & Services — 1.0%
McKesson Corporation	35	18,802

Medical Equipment & Devices — 5.3%
Avantor, Inc. (a)	1,084	26,265
Cooper Companies, Inc. (The) (a)	398	35,446
Zimmer Biomet Holdings, Inc.	291	35,002
		96,713
Industrials — 12.7%
Aerospace & Defense — 1.7%
Mercury Systems, Inc. (a)	1,116	31,471

Electrical Equipment — 3.6%
Hubbell, Inc.	83	30,753
Littelfuse, Inc.	152	35,057
		65,810
Engineering & Construction — 1.6%
Jacobs Solutions, Inc.	195	27,988

Industrial Intermediate Products — 1.6%
Timken Company (The)	321	28,640

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Machinery — 2.9%
AGCO Corporation	236	$26,949
Middleby Corporation (The) (a)	183	25,431
		52,380
Transportation & Logistics — 1.3%
XPO, Inc. (a)	225	24,179

Materials — 13.4%
Chemicals — 3.4%
Axalta Coating Systems Ltd. (a)	1,133	35,621
CF Industries Holdings, Inc.	340	26,850
		62,471
Construction Materials — 3.0%
Eagle Materials, Inc.	72	18,051
Summit Materials, Inc. - Class A (a)	949	36,916
		54,967
Containers & Packaging — 2.7%
Crown Holdings, Inc.	595	48,832

Forestry, Paper & Wood Products — 3.3%
Boise Cascade Company	248	32,803
Louisiana-Pacific Corporation	368	26,934
		59,737
Metals & Mining — 1.0%
Franco-Nevada Corporation	154	18,542

Real Estate — 10.4%
REITs — 10.4%
Federal Realty Investment Trust	165	17,188
Healthpeak Properties, Inc.	1,489	27,710
Realty Income Corporation	688	36,836
Ventas, Inc.	846	37,461
VICI Properties, Inc.	1,257	35,887
Weyerhaeuser Company	1,139	34,364
		189,446
Technology — 11.4%
Semiconductors — 5.1%
Marvell Technology, Inc.	253	16,675
Microchip Technology, Inc.	544	50,037
Rambus, Inc. (a)	470	25,766
		92,478
Software — 1.6%
Verra Mobility Corporation (a)	1,245	29,357
COMMON STOCKS — continued
	Shares	Value
Technology — continued
Technology Services — 4.7%
Amdocs Ltd.	424	$35,611
CACI International, Inc. - Class A (a)	126	50,681
		86,292
Utilities — 8.9%
Electric Utilities — 8.9%
Alliant Energy Corporation	803	39,989
CMS Energy Corporation	717	43,457
DTE Energy Company	383	42,253
Evergy, Inc.	688	36,086
		161,785
Total Common Stocks
(Cost $1,631,922)		$1,803,373

MONEY MARKET FUNDS — 1.4%
First American Treasury Obligations Fund - Class X, 5.21% (b) (Cost $24,927)	24,927	$24,927

Investments at Value — 100.4%
(Cost $1,656,849)		$1,828,300

Liabilities in Excess of Other Assets — (0.4%)		(6,346)

Net Assets — 100.0%		$1,821,954

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.0%
	Shares	Value
Communications — 3.2%
Telecommunications — 3.2%
Cogent Communications Holdings, Inc.	54,433	$3,493,510
DigitalBridge Group, Inc.	328,274	5,396,824
		8,890,334
Consumer Discretionary — 9.0%
Home Construction — 1.0%
Century Communities, Inc.	36,490	2,894,387

Leisure Facilities & Services — 3.1%
Domino’s Pizza, Inc.	10,567	5,592,796
Texas Roadhouse, Inc.	18,929	3,043,404
		8,636,200
Retail - Discretionary — 4.9%
Academy Sports & Outdoors, Inc.	97,105	5,661,222
Boot Barn Holdings, Inc. (a)	26,507	2,822,200
Lithia Motors, Inc.	20,363	5,179,940
		13,663,362
Consumer Staples — 2.5%
Food — 1.4%
J & J Snack Foods Corporation	27,993	3,843,159

Retail - Consumer Staples — 1.1%
BJ’s Wholesale Club
Holdings, Inc. (a)	41,273	3,082,267
COMMON STOCKS — continued
	Shares	Value
Energy — 6.6%
Oil & Gas Producers — 6.6%
Chord Energy Corporation	39,329	$6,960,446
Northern Oil and Gas, Inc.	178,724	7,290,152
SM Energy Company	83,726	4,059,874
		18,310,472
Financials — 16.7%
Asset Management — 2.1%
Blue Owl Capital, Inc.	307,680	5,812,075

Banking — 8.6%
Atlantic Union Bankshares Corporation	176,470	5,606,452
Cullen/Frost Bankers, Inc.	51,612	5,385,196
Glacier Bancorp, Inc.	101,941	3,688,226
Seacoast Banking Corporation of Florida	166,762	3,847,199
Wintrust Financial Corporation	57,031	5,511,476
		24,038,549
Institutional Financial Services — 2.1%
Piper Sandler Companies	29,147	5,706,691

Insurance — 3.9%
BRP Group, Inc. - Class A (a)	117,886	3,140,483
International General Insurance Holdings Ltd.	294,497	3,807,846
RenaissanceRe Holdings Ltd.	17,638	3,867,132
		10,815,461
Health Care — 7.8%
Health Care Facilities & Services — 0.9%
Premier, Inc. - Class A	122,250	2,552,580

Medical Equipment & Devices — 6.9%
Avantor, Inc. (a)	219,498	5,318,437
Cooper Companies, Inc. (The) (a)	61,385	5,466,948
Integer Holdings Corporation (a)	49,031	5,473,330
Teleflex, Inc.	13,337	2,784,099
		19,042,814
Industrials — 20.6%
Aerospace & Defense — 7.3%
AAR Corporation (a)	23,385	1,616,839
Hexcel Corporation	74,803	4,803,101
Kratos Defense & Security Solutions, Inc. (a)	227,830	4,059,930
Mercury Systems, Inc. (a)	140,005	3,948,141
Moog, Inc. - Class A	36,133	5,747,676
		20,175,687

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Electrical Equipment — 6.0%
Hubbell, Inc.	17,167	$6,360,717
Littelfuse, Inc.	30,633	7,065,195
Vertiv Holdings Company - Class A	33,997	3,161,721
		16,587,633
Industrial Intermediate Products — 1.6%
Timken Company (The)	49,993	4,460,375

Machinery — 3.2%
AGCO Corporation	45,689	5,217,227
Middleby Corporation (The) (a)	27,467	3,817,089
		9,034,316
Transportation & Logistics — 1.5%
XPO, Inc. (a)	38,723	4,161,174

Transportation Equipment — 1.0%
Blue Bird Corporation (a)	87,249	2,875,291

Materials — 14.5%
Chemicals — 3.9%
Axalta Coating Systems Ltd. (a)	166,820	5,244,821
Ecovyst, Inc. (a)	583,780	5,505,045
		10,749,866
Construction Materials — 3.1%
Eagle Materials, Inc.	11,078	2,777,365
Summit Materials, Inc. - Class A (a)	149,896	5,830,955
		8,608,320
Containers & Packaging — 1.6%
Crown Holdings, Inc.	54,369	4,462,064

Forestry, Paper & Wood Products — 3.0%
Boise Cascade Company	29,633	3,919,557
Louisiana-Pacific Corporation	60,107	4,399,231
		8,318,788
Metals & Mining — 2.9%
Constellium SE (a)	278,150	5,476,773
Royal Gold, Inc.	22,735	2,731,156
		8,207,929
Real Estate — 7.5%
REITs — 7.5%
Americold Realty Trust, Inc.	125,894	2,765,891
COPT Defense Properties	233,302	5,592,249
PotlatchDeltic Corporation	65,217	2,609,332
Rexford Industrial Realty, Inc.	130,645	5,592,913
Urban Edge Properties	265,437	4,440,761
		21,001,146
COMMON STOCKS — continued
	Shares	Value
Technology — 5.5%
Semiconductors — 3.4%
Amkor Technology, Inc.	89,923	$2,909,009
Rambus, Inc. (a)	120,917	6,628,670
		9,537,679
Software — 1.1%
Verra Mobility Corporation (a)	132,877	3,133,240

Technology Services — 1.0%
Amdocs Ltd.	31,282	2,627,375

Utilities — 4.1%
Electric Utilities — 4.1%
Alliant Energy Corporation	113,861	5,670,278
IDACORP, Inc.	59,755	5,663,579
		11,333,857
Total Common Stocks
(Cost $236,271,723)		$272,563,091

MONEY MARKET FUNDS — 1.9%
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $5,421,159)	5,421,159	$5,421,159

Investments at Value — 99.9%
(Cost $241,692,882)		$277,984,250

Other Assets in Excess of Liabilities — 0.1%		140,623

Net Assets — 100.0%		$278,124,873

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.1%
	Shares	Value
Communications — 0.9%
Telecommunications — 0.9%
Cogent Communications Holdings, Inc.	163,987	$10,524,686

Consumer Discretionary — 11.4%
Home Construction — 2.1%
Century Communities, Inc.	305,600	24,240,192

Leisure Facilities & Services — 2.9%
Chuy’s Holdings, Inc. (a)	403,678	11,892,354
Papa John’s International, Inc.	370,440	22,852,444
		34,744,798
Retail - Discretionary — 6.4%
Academy Sports & Outdoors, Inc.	410,369	23,924,513
Boot Barn Holdings, Inc. (a)	112,115	11,936,884
GMS, Inc. (a)	274,426	25,389,893
Sonic Automotive, Inc. - Class A	247,063	14,290,124
		75,541,414
Consumer Staples — 4.0%
Beverages — 1.0%
Duckhorn Portfolio, Inc. (The) (a)	1,361,642	11,533,108

Food — 2.0%
J & J Snack Foods Corporation	174,226	23,919,487

Household Products — 1.0%
Central Garden & Pet Company - Class A (a)	331,306	11,738,172
COMMON STOCKS — continued
	Shares	Value
Energy — 8.1%
Oil & Gas Producers — 8.1%
Northern Oil and Gas, Inc.	582,148	$23,745,817
Sitio Royalties Corporation - Class A	1,020,075	23,706,543
SM Energy Company	491,161	23,816,397
Vital Energy, Inc. (a)	464,146	24,609,021
		95,877,778
Financials — 21.5%
Banking — 14.7%
Atlantic Union Bankshares Corporation	747,649	23,752,809
Banner Corporation	266,614	11,632,369
City Holding Company	234,287	23,667,673
First Bancorp	694,223	21,111,321
National Bank Holdings Corporation - Class A	337,605	11,049,812
Renasant Corporation	829,627	24,108,961
Seacoast Banking Corporation of Florida	985,406	22,733,316
Simmons First National Corporation - Class A	656,480	11,219,243
Triumph Financial, Inc. (a)	171,626	12,075,605
Veritex Holdings, Inc.	624,411	12,163,526
		173,514,635
Institutional Financial Services — 4.0%
Moelis & Company - Class A	225,361	11,060,718
Perella Weinberg Partners	781,540	11,660,577
Piper Sandler Companies	125,299	24,532,291
		47,253,586
Insurance — 2.8%
AMERISAFE, Inc.	233,434	10,644,590
BRP Group, Inc. - Class A (a)	854,159	22,754,796
		33,399,386
Health Care — 9.3%
Biotech & Pharma — 2.1%
Prestige Consumer
Healthcare, Inc. (a)	356,745	25,600,021

Health Care Facilities & Services — 2.0%
Patterson Companies, Inc.	917,770	23,375,602

Medical Equipment & Devices — 5.2%
Avanos Medical, Inc. (a)	784,645	14,186,382
CONMED Corporation	318,677	21,663,662
Merit Medical Systems, Inc. (a)	349,218	25,877,054
		61,727,098

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — 16.3%
Aerospace & Defense — 5.6%
AAR Corporation (a)	229,738	$15,884,085
Kratos Defense & Security Solutions, Inc. (a)	684,946	12,205,738
Mercury Systems, Inc. (a)	442,680	12,483,576
Moog, Inc. - Class A	160,414	25,517,055
		66,090,454
Commercial Support Services — 2.1%
Legalzoom.com, Inc. (a)	2,105,184	25,156,949

Industrial Intermediate Products — 1.4%
AZZ, Inc.	225,875	16,179,426

Machinery — 3.5%
Alamo Group, Inc.	121,455	23,608,423
Albany International Corporation - Class A	68,073	5,428,822
Thermon Group Holdings, Inc. (a)	383,236	12,236,725
		41,273,970
Transportation & Logistics — 1.7%
ArcBest Corporation	183,845	20,390,249

Transportation Equipment — 2.0%
Blue Bird Corporation (a)	734,494	24,205,250

Materials — 8.1%
Chemicals — 5.1%
Ecovyst, Inc. (a)	1,294,276	12,205,023
Hawkins, Inc.	182,720	13,844,694
Innospec, Inc.	106,041	12,724,920
Stepan Company	267,397	22,191,277
		60,965,914
Forestry, Paper & Wood Products — 1.9%
Boise Cascade Company	166,046	21,962,904

Metals & Mining — 1.1%
Constellium SE (a)	674,546	13,281,811
COMMON STOCKS — continued
	Shares	Value
Real Estate — 11.4%
REITs — 11.4%
COPT Defense Properties	1,061,865	$25,452,904
Four Corners Property Trust, Inc.	1,089,151	25,540,591
Plymouth Industrial REIT, Inc.	1,215,601	25,381,749
PotlatchDeltic Corporation	590,847	23,639,788
Sunstone Hotel Investors, Inc.	1,119,348	11,417,350
Urban Edge Properties	1,449,392	24,248,328
		135,680,710
Technology — 3.8%
Software — 2.0%
Verra Mobility Corporation (a)	1,003,738	23,668,142

Technology Hardware — 1.8%
Viavi Solutions, Inc. (a)	2,674,606	21,129,387

Utilities — 4.3%
Electric Utilities — 4.3%
Avista Corporation	703,671	25,318,083
Northwestern Energy Group, Inc.	499,168	25,178,034
		50,496,117
Total Common Stocks
(Cost $1,103,025,792)		$1,173,471,246

MONEY MARKET FUNDS — 0.9%
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $10,489,480)	10,489,480	$10,489,480

Investments at Value — 100.0%
(Cost $1,113,515,272)		$1,183,960,726

Liabilities in Excess of Other Assets — (0.0%) (c)		(400,349)

Net Assets — 100.0%		$1,183,560,377

REIT - Real Estate Investment Trust

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.8%
	Shares	Value
Communications — 3.2%
Internet Media & Services — 2.3%
Alphabet, Inc. - Class A (a)	3,148	$512,431

Telecommunications — 0.9%
DigitalBridge Group, Inc.	11,872	195,176

Consumer Discretionary — 5.8%
Apparel & Textile Products — 2.1%
Tapestry, Inc.	11,175	446,106

Retail - Discretionary — 3.7%
O’Reilly Automotive, Inc. (a)	400	405,304
Ulta Beauty, Inc. (a)	993	402,006
		807,310

Consumer Staples — 7.2%
Beverages — 2.1%
PepsiCo, Inc.	2,549	448,395

Food — 1.0%
Hershey Company (The)	1,115	216,221

Household Products — 2.1%
Church & Dwight Company, Inc.	4,215	454,756

Retail - Consumer Staples — 2.0%
Dollar General Corporation	3,158	439,562
COMMON STOCKS — continued
	Shares	Value
Energy — 8.4%
Oil & Gas Producers — 8.4%
Chevron Corporation	3,901	$629,114
ConocoPhillips	3,667	460,649
Diamondback Energy, Inc.	1,161	233,512
EOG Resources, Inc.	3,832	506,322
		1,829,597
Financials — 20.6%
Banking — 10.7%
Bank of America Corporation	17,329	641,346
Glacier Bancorp, Inc.	9,292	336,184
JPMorgan Chase & Company	3,585	687,388
Wells Fargo & Company	10,880	645,402
		2,310,320
Institutional Financial Services — 2.2%
Goldman Sachs Group, Inc. (The)	1,133	483,462

Insurance — 6.7%
American International Group, Inc.	6,370	479,725
BRP Group, Inc. - Class A (a)	15,682	417,768
International General Insurance Holdings Ltd.	22,805	294,869
Progressive Corporation (The)	1,279	266,352
		1,458,714
Specialty Finance — 1.0%
Discover Financial Services	1,753	222,158

Health Care — 10.2%
Biotech & Pharma — 0.5%
Gilead Sciences, Inc.	1,639	106,863

Health Care Facilities & Services — 3.7%
CVS Health Corporation	5,411	366,379
UnitedHealth Group, Inc.	914	442,102
		808,481
Medical Equipment & Devices — 6.0%
Abbott Laboratories	4,013	425,258
Danaher Corporation	1,830	451,314
Teleflex, Inc.	2,047	427,311
		1,303,883
Industrials — 15.8%
Aerospace & Defense — 4.3%
AAR Corporation (a)	2,096	144,917
General Dynamics Corporation	1,163	333,886
L3Harris Technologies, Inc.	2,099	449,291
		928,094
Diversified Industrials — 1.9%
Honeywell International, Inc.	2,170	418,224

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Electrical Equipment — 4.0%
Hubbell, Inc.	1,181	$437,584
Littelfuse, Inc.	1,910	440,523
		878,107
Machinery — 2.0%
AGCO Corporation	3,699	422,389

Transportation & Logistics — 3.6%
FedEx Corporation	1,725	451,570
XPO, Inc. (a)	3,165	340,111
		791,681
Materials — 3.4%
Construction Materials — 1.5%
Summit Materials, Inc. - Class A (a)	8,384	326,138

Metals & Mining — 1.9%
Constellium SE (a)	21,468	422,705

Real Estate — 4.1%
REITs — 4.1%
Americold Realty Trust, Inc.	17,395	382,168
Ventas, Inc.	6,396	283,215
VICI Properties, Inc.	7,743	221,063
		886,446
Technology — 14.5%
Semiconductors — 2.0%
Rambus, Inc. (a)	7,874	431,653

Software — 6.1%
Microsoft Corporation	1,349	525,206
Salesforce, Inc.	1,368	367,910
Verra Mobility Corporation (a)	18,278	430,995
		1,324,111
Technology Hardware — 2.1%
Apple, Inc.	2,661	453,248

Technology Services — 4.3%
Accenture plc - Class A	1,427	429,399
CACI International, Inc. - Class A (a)	1,276	513,245
		942,644
COMMON STOCKS — continued
	Shares	Value
Utilities — 6.6%
Electric Utilities — 6.6%
CMS Energy Corporation	8,235	$499,123
IDACORP, Inc.	4,226	400,540
WEC Energy Group, Inc.	6,587	544,350
		1,444,013
Total Common Stocks
(Cost $20,169,003)		$21,712,888

MONEY MARKET FUNDS — 0.3%
First American Treasury Obligations Fund - Class X, 5.21% (b) (Cost $54,428)	54,428	$54,428

Investments at Value — 100.1%
(Cost $20,223,431)		$21,767,316

Liabilities in Excess of Other Assets — (0.1%)		(19,070)

Net Assets — 100.0%		$21,748,246

plc - Public Limited Company

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 2.8%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 0.8%
U.S. Treasury Notes	3.875%	08/15/33	$1,000,000	$938,438

U.S. Treasury Bonds — 2.0%
U.S. Treasury Bonds	2.875%	05/15/52	375,000	263,642
U.S. Treasury Bonds	3.000%	08/15/52	1,500,000	1,082,051
U.S. Treasury Bonds	4.750%	11/15/53	1,000,000	993,750
				2,339,443
Total U.S. Government & Agencies
(Cost $3,651,768)				$3,277,881

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.9%
Federal Home Loan Mortgage Corporation — 1.4%
FHLMC, Pool #SD8275	4.500%	12/01/52	$608,010	$561,047
FHLMC, Pool #SD8288	5.000%	01/01/53	597,217	566,191
FHLMC, Pool #SD2605	5.500%	04/01/53	593,422	577,335
				1,704,573
Federal National Mortgage Association — 0.5%
FNMA, Pool #FS3394	4.000%	10/01/52	643,846	577,353

Total Collateralized Mortgage Obligations
(Cost $2,379,811)				$2,281,926

CONVERTIBLE BONDS — 6.5%
Consumer Discretionary — 0.6%
Live Nation Entertainment, Inc.	3.125%	01/15/29	$630,000	$682,542

The accompanying notes are an integral part of the financial statements.

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND
APRIL 30, 2024 (Unaudited)

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Energy — 0.7%
CenterPoint Energy, Inc., 144A	4.250%	08/15/26	$810,000	$801,495

Health Care — 1.0%
Integer Holdings Corporation	2.125%	02/15/28	555,000	771,450
Merit Medical Systems, Inc., 144A	3.000%	02/01/29	450,000	482,625
				1,254,075
Real Estate — 0.9%
Corporate Office Properties, L.P., 144A	5.250%	09/15/28	1,000,000	1,028,500

Technology — 2.5%
Akamai Technologies, Inc.	0.125%	05/01/25	775,000	874,200
MongoDB, Inc.	0.250%	01/15/26	550,000	975,817
Ziff Davis, Inc.	1.750%	11/01/26	1,182,000	1,068,971
				2,918,988
Utilities — 0.8%
NextEra Energy Capital Holdings, Inc., 144A	3.000%	03/01/27	900,000	981,000

Total Convertible Bonds
(Cost $7,094,443)				$7,666,600

CORPORATE BONDS — 30.2%
Communications — 2.8%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$465,000	$424,923
Charter Communications Operating, LLC	6.384%	10/23/35	350,000	330,745
Cogent Communications Group, Inc., 144A	7.000%	06/15/27	500,000	493,599
DIRECTV Financing, LLC, 144A	8.875%	02/01/30	1,050,000	1,021,354
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	1,040,000	1,014,330
				3,284,951
Consumer Discretionary — 2.3%
Darden Restaurants, Inc.	4.550%	02/15/48	690,000	539,160
Ford Motor Credit Company, LLC	7.450%	07/16/31	485,000	513,901
General Motors Financial Company, Inc.	2.350%	01/08/31	550,000	442,184
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,110,000	1,185,169
				2,680,414
Consumer Staples — 1.2%
Pilgrim’s Pride Corporation	6.250%	07/01/33	740,000	735,961
Vector Group Ltd., 144A	5.750%	02/01/29	700,000	638,370
				1,374,331
Energy — 4.8%
Civitas Resources, Inc., 144A	8.375%	07/01/28	50,000	52,158
Diamondback Energy, Inc.	4.400%	03/24/51	900,000	710,233
Diamondback Energy, Inc.	5.900%	04/18/64	585,000	558,643
Earthstone Energy Holdings, LLC, 144A	9.875%	07/15/31	1,000,000	1,105,954
Energy Transfer, L.P. (H15T5Y + 531) (a)(b)	7.125%	05/15/65	985,000	946,458
MPLX,L.P.	4.950%	09/01/32	850,000	802,064
Sempra Energy	5.500%	08/01/33	935,000	908,381

The accompanying notes are an integral part of the financial statements.

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Energy — continued
TransCanada Trust	5.600%	03/07/82	$590,000	$516,027
				5,599,918
Financials — 8.2%
Aircastle Ltd., 144A	5.250%	08/11/25	510,000	503,528
Ally Financial, Inc.	6.992%	06/13/29	700,000	714,673
Ares Capital Corporation	7.000%	01/15/27	995,000	1,012,638
Avolon Holdings Funding Ltd., 144A	2.750%	02/21/28	1,500,000	1,326,778
Bank of America Corporation, Series N (TSFR3M + 157) (a)	4.271%	07/23/29	470,000	445,647
Barclays plc	7.385%	11/02/28	650,000	678,956
HSBC Holdings plc	6.547%	06/20/34	790,000	799,426
HSBC Holdings plc (b)	8.000%	12/31/49	695,000	717,325
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	430,000	440,833
Lincoln National Corporation (b)	9.250%	12/31/49	400,000	426,031
National Australia Bank Ltd., 144A	6.429%	01/12/33	590,000	605,013
New Residential Investment Corporation, 144A	8.000%	04/01/29	1,000,000	979,468
State Street Corporation (a)	6.700%	12/31/49	580,000	580,373
Truist Financial Corporation, Series I	5.435%	01/24/30	485,000	474,924
				9,705,613
Health Care — 2.7%
Bausch Health Companies, Inc., 144A	5.500%	11/01/25	1,000,000	931,736
CHS / Community Health Systems, Inc., 144A	5.250%	05/15/30	700,000	572,697
CHS / Community Health Systems, Inc., 144A	10.875%	01/15/32	60,000	61,379
Flex Ltd.	6.000%	01/15/28	930,000	931,926
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	810,000	637,497
				3,135,235
Industrials — 1.1%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	761,200	687,478
GEO Group, Inc., 144A	10.250%	04/15/31	333,000	343,799
United Airlines, Inc., Series 2023-1	5.800%	07/15/36	280,000	278,078
				1,309,355
Materials — 0.9%
Cleveland-Cliffs, Inc., 144A	7.000%	03/15/32	500,000	488,827
Livent Corporation	4.125%	07/15/25	460,000	621,598
				1,110,425
Real Estate — 1.3%
Iron Mountain, Inc., 144A	5.000%	07/15/28	730,000	687,992
MPT Operating Partnership, L.P.	4.625%	08/01/29	1,125,000	842,130
				1,530,122
Technology — 2.9%
Dell International, LLC / EMC Corporation	5.750%	02/01/33	910,000	916,489
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	1,100,000	896,455
NatWest Group plc (a)	6.475%	06/01/34	210,000	210,830
Oracle Corporation	6.900%	11/09/52	395,000	428,225
TIBCO Software, Inc., 144A	6.500%	03/31/29	1,000,000	947,727
				3,399,726

The accompanying notes are an integral part of the financial statements.

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Utilities — 2.0%
Consolidated Edison Company, Inc.	3.850%	06/15/46	$750,000	$559,188
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	1,010,000	971,410
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	1,000,000	857,889
				2,388,487
Total Corporate Bonds
(Cost $36,041,874)				$35,518,577

FOREIGN GOVERNMENTS — 0.7%
Republic of South Africa Government Bonds (Cost $885,000)	5.875%	04/20/32	$885,000	$786,809

COMMON STOCKS — 54.4%
	Shares	Value
Communications — 3.1%
Internet Media & Services — 2.4%
Alphabet, Inc. - Class C (c)	7,517	$1,237,599
Netflix, Inc.(c)	2,868	1,579,235
		2,816,834
Telecommunications — 0.7%
Cogent Communications Holdings, Inc.	13,593	872,399

Consumer Discretionary — 3.3%
E-Commerce Discretionary — 0.9%
Amazon.com, Inc. (c)	6,131	1,072,925

Leisure Facilities & Services — 1.2%
McDonald’s Corporation	5,334	1,456,395

Retail - Discretionary — 1.2%
Lowe’s Companies, Inc.	5,920	1,349,701

Consumer Staples — 2.8%
Retail - Consumer Staples — 2.8%
Costco Wholesale Corporation	2,192	1,584,597
Walmart, Inc.	27,775	1,648,446
		3,233,043
Energy — 4.4%
Oil & Gas Producers — 4.4%
Chevron Corporation	2,743	442,364
Devon Energy Corporation	30,063	1,538,624
Energy Transfer, L.P.	174,265	2,741,188
Hess Corporation	2,834	446,327
		5,168,503
COMMON STOCKS — continued
	Shares	Value
Financials — 9.8%
Asset Management — 1.0%
Charles Schwab Corporation (The)	16,219	$1,199,395

Banking — 4.8%
JPMorgan Chase & Company	13,164	2,524,065
Texas Capital Bancshares, Inc. (c)	15,155	869,897
Wells Fargo & Company	38,080	2,258,906
		5,652,868
Institutional Financial Services — 1.4%
Goldman Sachs Group, Inc. (The)	3,751	1,600,589

Insurance — 1.8%
American International Group, Inc.	13,012	979,934
Chubb Ltd.	4,615	1,147,474
		2,127,408
Specialty Finance — 0.8%
Discover Financial Services	7,225	915,624

Health Care — 4.6%
Biotech & Pharma — 4.0%
Amgen, Inc.	6,384	1,748,833
Bristol-Myers Squibb Company	18,298	804,014
Gilead Sciences, Inc.	24,679	1,609,071
Johnson & Johnson	3,737	540,333
		4,702,251
Medical Equipment & Devices — 0.6%
CONMED Corporation	1,562	106,184
Medtronic plc	7,974	639,834
		746,018
Industrials — 4.0%
Aerospace & Defense — 1.3%
General Dynamics Corporation	5,274	1,514,113

The accompanying notes are an integral part of the financial statements.

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Diversified Industrials — 0.8%
Honeywell International, Inc.	4,803	$925,682

Machinery — 1.0%
Deere & Company	2,937	1,149,571

Transportation & Logistics — 0.9%
FedEx Corporation	3,997	1,046,335

Materials — 2.7%
Metals & Mining — 2.7%
Freeport-McMoRan, Inc.	24,401	1,218,586
Glencore plc - ADR	93,780	1,094,881
Newmont Corporation	21,818	886,684
		3,200,151
Real Estate — 2.8%
REITs — 2.8%
Crown Castle, Inc.	14,347	1,345,462
NNN REIT, Inc.	33,150	1,343,570
VICI Properties, Inc.	22,697	647,999
		3,337,031
Technology — 14.8%
Semiconductors — 5.0%
ASML Holding N.V.	1,918	1,673,398
Micron Technology, Inc.	9,765	1,103,054
Rambus, Inc. (c)	15,109	828,275
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	16,594	2,279,020
		5,883,747
Software — 4.8%
Microsoft Corporation	8,891	3,461,533
Salesforce, Inc.	4,048	1,088,669
Workday, Inc. - Class A (c)	4,258	1,042,060
		5,592,262
Technology Hardware — 3.8%
Apple, Inc.	26,024	4,432,668

Technology Services — 1.2%
International Business Machines Corporation	8,699	1,445,774
COMMON STOCKS — continued
	Shares	Value
Utilities — 2.1%
Electric Utilities — 2.1%
Enterprise Products Partners, L.P.	46,124	$1,295,162
WEC Energy Group, Inc.	14,131	1,167,786
		2,462,948
Total Common Stocks
(Cost $49,060,173)		$63,904,235

EXCHANGE-TRADED FUNDS — 1.3%
JPMorgan Nasdaq Equity Premium Income ETF (Cost $1,253,814)	29,621	$1,541,477

MONEY MARKET FUNDS — 1.4%
First American Government Obligations Fund - Class U, 5.25% (d) (Cost $1,667,883)	1,667,883	$1,667,883

Investments at Value — 99.2%
(Cost $102,034,766)		$116,645,388

Other Assets in Excess of Liabilities — 0.8%		894,363

Net Assets — 100.0%		$117,539,751

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $17,638,876 as of April 30, 2024, representing 15.0% of net assets.

ADR - American Depositary Receipt

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

N.V. - Naamloze Vennootschap

plc - Public Limited Company

REIT - Real Estate Investment Trust

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A.- Societe per azioni

TSFR - CME Term Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 7.8%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 2.7%
U.S. Treasury Notes	5.000%	09/30/25	$2,835,000	$2,827,469
U.S. Treasury Notes	4.625%	09/30/28	3,535,000	3,513,597
U.S. Treasury Notes	4.125%	11/15/32	2,560,000	2,457,100
U.S. Treasury Notes	4.500%	11/15/33	2,655,000	2,615,175
U.S. Treasury Notes	4.000%	02/15/34	2,000,000	1,893,125
				13,306,466
U.S. Treasury Bonds — 5.1%
U.S. Treasury Bonds	4.000%	11/15/42	4,875,000	4,340,083
U.S. Treasury Bonds	3.875%	05/15/43	4,750,000	4,138,809
U.S. Treasury Bonds	4.375%	08/15/43	5,250,000	4,898,906
U.S. Treasury Bonds	4.000%	11/15/52	5,180,000	4,535,333
U.S. Treasury Bonds	4.125%	08/15/53	2,480,000	2,218,437
U.S. Treasury Bonds	4.750%	11/15/53	5,030,000	4,998,562
U.S. Treasury Bonds	4.250%	02/15/54	750,000	686,016
				25,816,146
Total U.S. Government & Agencies
(Cost $40,186,386)				$39,122,612

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
Federal Home Loan Mortgage Corporation — 2.3%
FHLMC, Pool #SD8275	4.500%	12/01/52	$2,761,572	$2,548,267
FHLMC, Pool #SD8288	5.000%	01/01/53	2,703,680	2,563,222
FHLMC, Pool #SD2605	5.500%	04/01/53	2,691,427	2,618,462
FHLMC, Pool #SD8363	6.000%	09/01/53	3,652,600	3,619,810
				11,349,761

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS — continued
	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 1.9%
FNMA, Pool #FS3394	4.000%	10/01/52	$2,930,941	$2,628,249
FNMA, Pool #MA5172	7.000%	10/01/53	3,382,950	3,458,286
FNMA, Pool #MA5192	6.500%	11/01/53	3,631,258	3,660,873
				9,747,408
Total Collateralized Mortgage Obligations
(Cost $21,479,932)				$21,097,169

CONVERTIBLE BONDS — 5.7%
Consumer Discretionary — 0.5%
Live Nation Entertainment, Inc.	3.125%	01/15/29	$2,175,000	$2,356,395

Energy — 1.2%
CenterPoint Energy, Inc., 144A	4.250%	08/15/26	3,615,000	3,577,042
Northern Oil & Gas, Inc.	3.625%	04/15/29	1,950,000	2,404,935
				5,981,977
Health Care — 1.8%
Exact Sciences Corporation	0.375%	03/15/27	4,273,000	3,864,074
Integer Holdings Corporation	2.125%	02/15/28	2,575,000	3,579,250
Merit Medical Systems, Inc., 144A	3.000%	02/01/29	1,300,000	1,394,250
				8,837,574
Real Estate — 0.8%
Corporate Office Properties, L.P., 144A	5.250%	09/15/28	4,085,000	4,201,423

Technology — 0.8%
Akamai Technologies, Inc.	0.125%	05/01/25	3,583,000	4,041,624

Utilities — 0.6%
NextEra Energy Capital Holdings, Inc., 144A	3.000%	03/01/27	2,920,000	3,182,800

Total Convertible Bonds
(Cost $27,648,340)				$28,601,793

CORPORATE BONDS — 38.8%
Communications — 2.8%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$3,050,000	$2,787,128
Charter Communications Operating, LLC	6.384%	10/23/35	2,430,000	2,296,315
Charter Communications Operating, LLC	6.484%	10/23/45	4,950,000	4,379,596
Comcast Corporation	0.250%	05/20/27	3,000,000	2,901,546
Level 3 Financing, Inc., 144A	10.500%	05/15/30	1,750,000	1,738,750
				14,103,335
Consumer Discretionary — 0.8%
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	3,540,000	3,779,729

Consumer Staples — 1.5%
BAT Capital Corporation	7.750%	10/19/32	3,576,000	3,967,568
Pilgrim’s Pride Corporation	6.250%	07/01/33	3,720,000	3,699,695
				7,667,263

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Energy — 4.4%
Colonial Pipeline Company, 144A	3.750%	10/01/25	$4,560,000	$4,439,707
Columbia Pipelines Holding Company, LLC, 144A	6.055%	08/15/26	615,000	616,990
Columbia Pipelines Operating Company, LLC, 144A	6.544%	11/15/53	3,705,000	3,820,415
Diamondback Energy, Inc.	5.900%	04/18/64	2,490,000	2,377,811
Energy Transfer, L.P. (H15T5Y + 531) (a)(b)	7.125%	05/15/65	4,455,000	4,280,681
Sempra Energy	5.500%	08/01/33	4,040,000	3,924,982
TransCanada Trust	5.600%	03/07/82	2,918,000	2,552,147
				22,012,733
Financials — 20.1%
Aircastle Ltd., 144A	5.250%	08/11/25	4,209,000	4,155,587
Ally Financial, Inc.	6.992%	06/13/29	3,175,000	3,241,554
Ares Capital Corporation	7.000%	01/15/27	4,210,000	4,284,628
Bank of Nova Scotia, Series 4	8.625%	10/27/82	3,270,000	3,366,341
Barclays plc	7.385%	11/02/28	5,690,000	5,943,477
Barclays plc (b)	8.000%	12/31/49	3,150,000	3,097,346
Capital One Financial Corporation (SOFR + 307) (a)(b)	7.624%	10/30/31	2,560,000	2,753,684
Citigroup, Inc. (a)	6.174%	05/25/34	2,065,000	2,050,355
Citigroup, Inc. (a)(b)	7.200%	12/31/49	3,330,000	3,358,248
Farmers Exchange Capital, 144A	7.050%	07/15/28	3,670,000	3,689,657
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	3,425,000	3,425,102
Hercules Capital, Inc.	2.625%	09/16/26	3,959,000	3,583,388
HSBC Holdings plc (b)	8.000%	12/31/49	3,455,000	3,565,982
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	2,150,000	2,204,166
JPMorgan Chase & Company (a)	5.299%	07/24/29	3,396,000	3,359,442
JPMorgan Chase & Company (H15T5Y + 274) (a)(b)	6.875%	12/31/49	2,890,000	2,960,208
Lincoln National Corporation (b)	9.250%	12/31/49	2,065,000	2,199,386
Mizuho Financial Group, Inc.	5.748%	07/06/34	2,325,000	2,317,359
Morgan Stanley, Series I	6.296%	10/18/28	2,385,000	2,434,597
Morgan Stanley, Series F (SOFR + 262) (a)	5.942%	02/07/39	1,830,000	1,761,087
National Australia Bank Ltd., 144A	6.429%	01/12/33	2,870,000	2,943,029
Penske Truck Leasing Company, L.P. / PTL Finance Corporation, 144A	6.200%	06/15/30	2,815,000	2,869,019
PNC Financial Services Group, Inc. (SOFR + 173) (a)(b)	6.615%	10/20/27	2,340,000	2,390,463
Protective Life Global Funding, 144A	5.366%	01/06/26	3,735,000	3,719,608
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	4,805,000	4,686,401
Royal Bank of Canada	6.000%	11/01/27	2,170,000	2,210,959
State Street Corporation (a)(b)	6.700%	12/31/49	2,580,000	2,581,659
Truist Financial Corporation, Series G (TSFR3M + 336) (a)(b)	8.773%	12/31/49	5,483,000	5,534,337
U.S. Bancorp (a)(b)	3.700%	12/31/49	4,025,000	3,466,298
Wells Fargo & Company, Series EE	7.625%	12/31/49	3,595,000	3,759,587
Westpac Banking Corporation	3.133%	11/18/41	3,479,000	2,370,529
				100,283,483
Health Care — 2.5%
CHS / Community Health Systems, Inc., 144A	5.250%	05/15/30	2,785,000	2,278,515
CHS / Community Health Systems, Inc., 144A	10.875%	01/15/32	225,000	230,173
Flex Ltd.	6.000%	01/15/28	4,735,000	4,744,805
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	4,125,000	3,246,512

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Health Care — continued
Mylan, Inc.	5.200%	04/15/48	$2,650,000	$2,091,296
				12,591,301
Industrials — 0.6%
Regal Rexnord Corporation, 144A	6.300%	02/15/30	3,050,000	3,062,475

Materials — 1.1%
Celanese US Holdings, LLC	6.350%	11/15/28	5,200,000	5,282,219

Real Estate — 1.2%
MPT Operating Partnership, L.P.	4.625%	08/01/29	3,775,000	2,825,814
Simon Property Group, L.P.	5.500%	03/08/33	3,490,000	3,447,850
				6,273,664
Technology — 1.6%
Dell International, LLC / EMC Corporation	8.350%	07/15/46	1,314,000	1,628,139
NatWest Group plc (a)	6.475%	06/01/34	740,000	742,924
Oracle Corporation	6.900%	11/09/52	2,075,000	2,249,534
TIBCO Software, Inc., 144A	6.500%	03/31/29	3,675,000	3,482,899
				8,103,496
Utilities — 2.2%
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	5,092,000	4,897,445
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	4,166,000	3,573,968
Southern Company, Series 2023E	5.700%	03/15/34	2,770,000	2,762,978
				11,234,391
Total Corporate Bonds
(Cost $195,622,630)				$194,394,089

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — 38.6%
	Shares	Value
Communications — 0.5%
Telecommunications — 0.5%
Cogent Communications Holdings, Inc.	37,835	$2,428,250

Consumer Discretionary — 1.4%
Retail - Discretionary — 1.4%
Lowe’s Companies, Inc.	29,993	6,838,104

Consumer Staples — 1.3%
Retail - Consumer Staples — 1.3%
Walmart, Inc.	112,420	6,672,127

Energy — 4.3%
Oil & Gas Producers — 3.3%
Chevron Corporation	16,721	2,696,595
Energy Transfer, L.P.	721,790	11,353,757
Hess Corporation	17,275	2,720,640
		16,770,992
Oil & Gas Services & Equipment — 1.0%
Schlumberger Ltd.	101,545	4,821,357

Financials — 7.1%
Asset Management — 1.2%
Charles Schwab Corporation (The)	80,537	5,955,711

Banking — 2.9%
JPMorgan Chase & Company	50,989	9,776,631
Wells Fargo & Company	76,666	4,547,827
		14,324,458
Institutional Financial Services — 1.5%
Goldman Sachs Group, Inc. (The)	17,344	7,400,858

Insurance — 0.8%
American International Group, Inc.	54,338	4,092,195

Specialty Finance — 0.7%
Discover Financial Services	30,026	3,805,195

Health Care — 4.7%
Biotech & Pharma — 3.1%
Amgen, Inc.	27,090	7,421,035
Bristol-Myers Squibb Company	75,796	3,330,476
Gilead Sciences, Inc.	76,052	4,958,590
		15,710,101
COMMON STOCKS — continued
	Shares	Value
Health Care — continued
Medical Equipment & Devices — 1.6%
Becton, Dickinson & Company	16,049	$3,765,095
Medtronic plc	49,627	3,982,071
		7,747,166
Industrials — 4.4%
Aerospace & Defense — 0.8%
General Dynamics Corporation	14,060	4,036,486

Diversified Industrials — 1.1%
Honeywell International, Inc.	28,610	5,514,005

Electrical Equipment — 0.5%
Littelfuse, Inc.	10,777	2,485,607

Machinery — 0.9%
Deere & Company	11,279	4,414,713

Transportation & Logistics — 1.1%
FedEx Corporation	20,251	5,301,307

Materials — 1.6%
Metals & Mining — 1.6%
Glencore plc - ADR	388,427	4,534,885
Newmont Corporation	86,418	3,512,028
		8,046,913
Real Estate — 2.0%
REITs — 2.0%
Crown Castle, Inc.	47,923	4,494,219
NNN REIT, Inc.	76,883	3,116,068
VICI Properties, Inc.	89,288	2,549,172
		10,159,459
Technology — 8.9%
Semiconductors — 3.4%
ASML Holding N.V. - ADR	7,369	6,429,232
Micron Technology, Inc.	27,623	3,120,294
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	55,215	7,583,228
		17,132,754
Software — 2.0%
Microsoft Corporation	25,306	9,852,385

Technology Hardware — 1.9%
Apple, Inc.	32,521	5,539,302
Cisco Systems, Inc.	78,125	3,670,313
		9,209,615

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — continued
	Shares	Value
Technology — continued
Technology Services — 1.6%
International Business Machines Corporation	49,027	$8,148,287

Utilities — 2.4%
Electric Utilities — 2.4%
Alliant Energy Corporation	53,397	2,659,171
Enterprise Products Partners, L.P.	143,277	4,023,218
WEC Energy Group, Inc.	65,547	5,416,804
		12,099,193
Total Common Stocks
(Cost $155,814,851)		$192,967,238

EXCHANGE-TRADED FUNDS — 2.9%
JPMorgan Equity Premium Income ETF (c)	113,097	$6,325,515
JPMorgan Nasdaq Equity Premium Income ETF	152,337	7,927,618
Total Exchange-Traded Funds
(Cost $12,749,848)		$14,253,133

PREFERRED STOCKS — 0.9%
Materials — 0.4%
Chemicals — 0.4%
Albemarle Corporation, 3.63%, 09/01/2025	41,387	$2,270,905

Utilities — 0.5%
Electric Utilities — 0.5%
NextEra Energy, Inc., 3.46%, 03/01/2027	60,300	2,457,225

Total Preferred Stocks
(Cost $4,960,819)		$4,728,130
MONEY MARKET FUNDS — 0.3%
	Shares	Value
First American Government Obligations Fund - Class U, 5.25% (d) (Cost $1,456,663)	1,456,663	$1,456,663

Investments at Value — 99.2%
(Cost $459,919,469)		$496,620,827

Other Assets in Excess of Liabilities — 0.8%		3,802,432

Net Assets — 100.0%		$500,423,259

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $64,844,976 as of April 30, 2024, representing 13.0% of net assets.

ADR - American Depositary Receipt

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

N.V. - Naamloze Vennootschap

plc - Public Limited Company

REIT - Real Estate Investment Trust

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A. - Societa per azioni

SOFR - Secured Overnight Financing Rate

TSFR - CME Term Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 4.6%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 0.2%
U.S. Treasury Notes	4.500%	11/15/33	$235,000	$231,475

U.S. Treasury Bonds — 4.4%
U.S. Treasury Bonds	2.250%	02/15/52	475,000	289,360
U.S. Treasury Bonds	3.000%	08/15/52	1,401,000	1,010,636
U.S. Treasury Bonds	4.750%	11/15/53	1,800,000	1,788,750
U.S. Treasury Bonds	4.250%	02/15/54	1,100,000	1,006,156
				4,094,902
Total U.S. Government & Agencies
(Cost $4,685,708)				$4,326,377

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
Federal Home Loan Mortgage Corporation — 1.5%
FHLMC, Pool #SD8275	4.500%	12/01/52	$515,184	$475,391
FHLMC, Pool #SD8288	5.000%	01/01/53	504,625	478,409
FHLMC, Pool #SD2605	5.500%	04/01/53	504,643	490,962
				1,444,762
Federal National Mortgage Association — 0.5%
FNMA, Pool #FS3394	4.000%	10/01/52	547,750	491,181

Total Collateralized Mortgage Obligations
(Cost $2,018,991)				$1,935,943

CONVERTIBLE BONDS — 1.1%
Real Estate — 1.1%
Corporate Office Properties, L.P., 144A (Cost $1,000,000)	5.250%	09/15/28	$1,000,000	$1,028,500

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — 63.0%
	Coupon	Maturity	Par Value	Value
Communications — 8.9%
AMC Networks, Inc., 144A	10.250%	01/15/29	$500,000	$499,900
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	360,000	328,972
Charter Communications Operating, LLC	6.384%	10/23/35	1,000,000	944,986
Clear Channel Outdoor Holdings, Inc., 144A	9.000%	09/15/28	1,000,000	1,028,554
Cogent Communications Group, Inc., 144A	7.000%	06/15/27	500,000	493,599
Connect Finco SARL / U.S. Finco, LLC, 144A	6.750%	10/01/26	1,000,000	968,574
CSC Holdings, LLC, 144A	11.250%	05/15/28	1,000,000	885,015
DIRECTV Financing, LLC, 144A	8.875%	02/01/30	1,050,000	1,021,354
Entercom Media Corporation, 144A	0.000%	05/01/27	3,000,000	102,680
Level 3 Financing, Inc., 144A	10.500%	05/15/30	1,000,000	993,571
Telesat Canada / Telesat, LLC, 144A	4.875%	06/01/27	1,500,000	675,457
Vodafone Group plc	4.875%	06/19/49	500,000	423,443
				8,366,105
Consumer Discretionary — 5.2%
Darden Restaurants, Inc.	4.550%	02/15/48	790,000	617,299
Ford Motor Credit Company, LLC	7.450%	07/16/31	1,000,000	1,059,590
G-III Apparel Group Ltd., 144A	7.875%	08/15/25	1,000,000	1,004,878
Odeon Finco plc, 144A	12.750%	11/01/27	1,000,000	1,030,309
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,142,460
				4,854,536
Consumer Staples — 1.9%
BAT Capital Corporation	7.750%	10/19/32	552,000	612,443
Pilgrim’s Pride Corporation	6.250%	07/01/33	620,000	616,616
US Foods, Inc., 144A	6.875%	09/15/28	531,000	535,490
				1,764,549
Energy — 8.4%
Diamondback Energy, Inc.	5.900%	04/18/64	460,000	439,274
Earthstone Energy Holdings, LLC, 144A	9.875%	07/15/31	1,000,000	1,105,954
Energy Transfer, L.P. (H15T5Y + 531) (a)(b)	7.125%	05/15/65	825,000	792,719
Global Partners, L.P. / GLP Finance Corporation, 144A	8.250%	01/15/32	500,000	513,450
International Petroleum Corporation	7.250%	02/01/27	1,000,000	974,297
Martin Midstream Partners, L.P., 144A	11.500%	02/15/28	1,000,000	1,068,960
Northern Oil and Gas, Inc., 144A	8.125%	03/01/28	550,000	558,146
Sempra Energy	5.500%	08/01/33	785,000	762,651
Summit Midstream Holdings, LLC, 144A	9.000%	10/15/26	1,250,000	1,276,208
TransCanada Trust	5.600%	03/07/82	478,000	418,069
				7,909,728
Financials — 13.5%
Aircastle Ltd., 144A	5.250%	08/11/25	435,000	429,480
Ally Financial, Inc.	6.992%	06/13/29	590,000	602,367
Ares Capital Corporation	7.000%	01/15/27	735,000	748,029
Bank of America Corporation, Series N (TSFR3M + 157) (a)	4.271%	07/23/29	605,000	573,652
Barclays plc	7.385%	11/02/28	515,000	537,942
Blackstone Private Credit Fund	7.050%	09/29/25	1,000,000	1,009,373
Capital One Financial Corporation (SOFR + 307) (a)	7.624%	10/30/31	510,000	548,586
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	570,000	570,017

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — continued
Hercules Capital, Inc.	2.625%	09/16/26	$422,000	$381,963
HSBC Holdings plc	6.547%	06/20/34	665,000	672,935
HSBC Holdings plc (b)	8.000%	12/31/49	615,000	634,755
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	360,000	369,070
Jackson Financial, Inc.	4.000%	11/23/51	500,000	330,987
Morgan Stanley, Series F (SOFR + 262) (a)	5.942%	02/07/39	450,000	433,054
National Australia Bank Ltd., 144A	6.429%	01/12/33	485,000	497,341
NatWest Group plc (a)	6.475%	06/01/34	210,000	210,830
Owl Rock Capital Corporation	3.400%	07/15/26	1,250,000	1,171,802
Penske Truck Leasing Company, 144A	4.400%	07/01/27	500,000	480,591
Prospect Capital Corporation	3.364%	11/15/26	710,000	648,376
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	900,000	877,786
State Street Corporation (a)(b)	6.700%	12/31/49	475,000	475,305
Westpac Banking Corporation	3.133%	11/18/41	850,000	579,175
				12,783,416
Health Care — 1.4%
Community Health Systems, Inc., 144A	5.250%	05/15/30	600,000	490,883
Community Health Systems, Inc., 144A	10.875%	01/15/32	105,000	107,414
Flex Ltd.	6.000%	01/15/28	745,000	746,543
				1,344,840
Industrials — 10.5%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	514,675	464,829
BLH Escrow 1, LLC, 144A	11.000%	01/31/30	1,000,000	989,748
Boeing Company (The)	5.805%	05/01/50	1,000,000	884,363
GEO Group, Inc., 144A	8.625%	04/15/29	1,000,000	1,014,285
GEO Group, Inc., 144A	10.250%	04/15/31	667,000	688,630
Macquarie AirFinance Holdings Ltd., 144A	8.375%	05/01/28	1,000,000	1,050,239
Manitowoc Company, Inc., 144A	9.000%	04/01/26	1,125,000	1,128,218
Rand Parent, LLC, 144A	8.500%	02/15/30	500,000	497,403
Regal Rexnord Corporation, 144A	6.300%	02/15/30	1,000,000	1,004,090
Sotheby’s, 144A	7.375%	10/15/27	1,225,000	1,141,810
XPO, Inc., 144A	6.250%	06/01/28	1,000,000	996,205
				9,859,820
Materials — 1.5%
Cleveland-Cliffs, Inc., 144A	7.000%	03/15/32	500,000	488,826
Rayonier AM Products, Inc., 144A	7.625%	01/15/26	1,000,000	885,000
				1,373,826
Real Estate — 7.4%
American Homes 4 Rent, L.P.	4.300%	04/15/52	1,000,000	745,738
Brixmor Operating Partnership, L.P.	4.050%	07/01/30	475,000	430,020
Iron Mountain, Inc., 144A	5.000%	07/15/28	500,000	471,228
Iron Mountain, Inc., 144A	7.000%	02/15/29	1,000,000	1,005,708
MPT Operating Partnership, L.P.	4.625%	08/01/29	1,250,000	935,700
New Residential Investment Corporation, 144A	6.250%	10/15/25	432,000	428,152
New Residential Investment Corporation, 144A	8.000%	04/01/29	1,000,000	979,467
Service Properties Trust	7.500%	09/15/25	1,000,000	1,008,051

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Real Estate — continued
VICI Properties, L.P.	5.125%	05/15/32	$1,000,000	$929,283
				6,933,347
Technology — 1.8%
Dell International, LLC / EMC Corporation	8.350%	07/15/46	342,000	423,762
Oracle Corporation	6.900%	11/09/52	320,000	346,916
Sabre Global, Inc., 144A	11.250%	12/15/27	1,000,000	934,434
				1,705,112
Utilities — 2.5%
Altice France S.A., 144A	8.125%	02/01/27	1,000,000	752,862
Consolidated Edison Company, Inc.	3.850%	06/15/46	750,000	559,188
Talen Energy Supply, LLC, 144A	8.625%	06/01/30	1,000,000	1,057,864
				2,369,914
Total Corporate Bonds
(Cost $62,106,066)				$59,265,193

FOREIGN GOVERNMENTS — 0.6%
Republic of South Africa Government Bonds (Cost $695,000)	5.875%	04/20/32	$695,000	$617,890

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

COMMON STOCKS — 24.1%
	Shares	Value
Communications — 0.5%
Telecommunications — 0.5%
Cogent Communications Holdings, Inc.	7,628	$489,565

Consumer Discretionary — 1.9%
Retail - Discretionary — 1.9%
Lowe’s Companies, Inc.	4,276	974,885
TJX Companies, Inc. (The)	8,365	787,063
		1,761,948
Consumer Staples — 1.8%
Retail - Consumer Staples — 1.2%
Walmart, Inc.	18,693	1,109,429

Tobacco & Cannabis — 0.6%
Altria Group, Inc.	13,276	581,622

Energy — 1.8%
Oil & Gas Producers — 1.8%
Chevron Corporation	2,159	348,182
Devon Energy Corporation	8,431	431,498
Energy Transfer, L.P.	37,418	588,585
Hess Corporation	2,230	351,203
		1,719,468
Financials — 4.1%
Asset Management — 0.5%
Blackstone, Inc.	4,158	484,864

Banking — 1.8%
Sumitomo Mitsui Financial Group, Inc. - ADR	47,792	541,005
Truist Financial Corporation	15,455	580,335
Wells Fargo & Company	9,877	585,904
		1,707,244
Institutional Financial Services — 1.3%
Goldman Sachs Group, Inc. (The)	2,743	1,170,466

Specialty Finance — 0.5%
Discover Financial Services	3,867	490,065

Health Care — 2.3%
Biotech & Pharma — 2.3%
Amgen, Inc.	3,429	939,340
Bristol-Myers Squibb Company	12,357	542,967
Gilead Sciences, Inc.	10,135	660,802
		2,143,109
COMMON STOCKS — continued
	Shares	Value
Industrials — 1.4%
Aerospace & Defense — 0.8%
General Dynamics Corporation	2,593	$744,424

Transportation & Logistics — 0.6%
FedEx Corporation	2,264	592,670

Materials — 1.0%
Metals & Mining — 1.0%
Glencore plc - ADR	34,822	406,547
Newmont Corporation	11,690	475,082
		881,629
Real Estate — 2.4%
REITs — 2.4%
Crown Castle, Inc.	4,830	452,958
NNN REIT, Inc.	14,963	606,450
Urban Edge Properties	33,797	565,424
VICI Properties, Inc.	23,144	660,761
		2,285,593
Technology — 5.2%
Semiconductors — 1.5%
ASML Holding N.V.	849	740,727
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	4,569	627,506
		1,368,233
Software — 1.0%
Microsoft Corporation	2,382	927,384

Technology Hardware — 1.7%
Apple, Inc.	5,356	912,288
Cisco Systems, Inc.	15,226	715,317
		1,627,605
Technology Services — 1.0%
International Business Machines Corporation	5,593	929,557

Utilities — 1.7%
Electric Utilities — 1.7%
Alliant Energy Corporation	9,952	495,610
Enterprise Products Partners, L.P.	22,106	620,736
WEC Energy Group, Inc.	6,150	508,236
		1,624,582
Total Common Stocks
(Cost $19,515,714)		$22,639,457

The accompanying notes are an integral part of the financial statements.

WESTWOOD MULTI-ASSET INCOME FUND
APRIL 30, 2024 (Unaudited)

EXCHANGE-TRADED FUNDS — 2.3%
	Shares	Value
JPMorgan Equity Premium Income ETF (c)	14,321	$800,974
JPMorgan Nasdaq Equity Premium Income ETF	26,353	1,371,410
Total Exchange-Traded Funds
(Cost $1,969,094)		$2,172,384

PREFERRED STOCKS — 1.0%
Materials — 0.5%
Chemicals — 0.5%
Albemarle Corporation, 3.63%,03/01/2027 (c)	7,715	$423,322

Real Estate — 0.5%
REITs — 0.5%
Vinebrook Homes Trust, Inc., 9.50% - Series B (c)	20,000	500,000

Total Preferred Stocks
(Cost $890,996)		$923,322

MONEY MARKET FUNDS — 1.2%
First American Government Obligations Fund - Class U, 5.25% (d) (Cost $1,101,188)	1,101,188	$1,101,188

Investments at Value — 99.9%
(Cost $93,982,757)		$94,010,254

Other Assets in Excess of Liabilities — 0.1%		63,879

Net Assets — 100.0%		$94,074,133

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $34,720,996 as of April 30, 2024, representing 36.9% of net assets.

ADR - American Depositary Receipt

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

N.V. - Naamloze Vennootschap

plc - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A.- Societa per azioni

SOFR - Secured Overnight Financing Rate

TSFR - CME Term Secured Overnight Financing Rate

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 77.0%
	Coupon	Maturity	Par Value	Value
Communications — 1.7%
Liberty Broadband Corporation, 144A	3.125%	03/31/53	$1,000,000	928,900
Liberty Media Corporation - Liberty Formula One, 144A	2.250%	08/15/27	1,000,000	1,037,583
				1,966,483
Consumer Discretionary — 7.0%
Etsy, Inc.	0.125%	10/01/26	1,000,000	1,049,500
Ford Motor Company	0.000%	03/15/26	2,000,000	1,991,000
Live Nation Entertainment, Inc. *	3.125%	01/15/29	2,000,000	2,166,800
Royal Caribbean Cruises Ltd.	6.000%	08/15/25	1,000,000	2,850,000
				8,057,300
Consumer Staples — 3.8%
MGP Ingredients, Inc.	1.875%	11/15/41	2,000,000	2,061,015
Post Holdings, Inc.	2.500%	08/15/27	2,000,000	2,237,000
				4,298,015
Energy — 5.5%
CMS Energy Corporation, 144A *	3.375%	05/01/28	2,000,000	1,956,000
Enphase Energy, Inc.	0.000%	03/01/28	1,000,000	828,464
Northern Oil & Gas, Inc.	3.625%	04/15/29	2,900,000	3,576,570
				6,361,034
Financials — 3.3%
Avolon Holdings Funding Ltd., 144A	4.250%	04/15/26	250,000	240,374
PennyMac Mortgage Investment Trust *	5.500%	11/01/24	2,500,000	2,462,500
Redwood Trust, Inc.	5.625%	07/15/24	597,000	594,611
RWT Holdings, Inc.	5.750%	10/01/25	500,000	479,979
				3,777,464
Health Care — 13.5%
Alnylam Pharmaceuticals, Inc.	1.000%	09/15/27	1,000,000	917,800
CONMED Corporation, 144A	2.250%	06/15/27	1,500,000	1,320,450
Dexcom, Inc., 144A	0.375%	05/15/28	2,000,000	2,027,926

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Health Care — continued
Exact Sciences Corporation	0.375%	03/01/28	$2,000,000	$1,734,000
Halozyme Therapeutics, Inc.	1.000%	08/15/28	2,250,000	2,116,125
Jazz Investments I Ltd.	2.000%	06/15/26	2,500,000	2,406,250
Lantheus Holdings, Inc., 144A *	2.625%	12/15/27	2,500,000	2,818,876
Merit Medical Systems, Inc., 144A	3.000%	02/01/29	2,000,000	2,145,000
				15,486,427
Industrials — 10.4%
Advanced Energy Industries, Inc., 144A	2.500%	09/15/28	1,500,000	1,483,350
Axon Enterprise, Inc. *	0.500%	12/15/27	2,500,000	3,638,750
Fluor Corporation, 144A	1.125%	08/15/29	2,000,000	2,175,000
Lyft, Inc., 144A	0.625%	03/01/29	1,000,000	1,027,641
Tetra Tech, Inc., 144A *	2.250%	08/15/28	1,500,000	1,695,450
ZTO Express Cayman, Inc.	1.500%	09/01/27	2,000,000	1,931,000
				11,951,191
Materials — 2.3%
MP Materials Corporation, 144A	0.250%	04/01/26	3,000,000	2,647,946

Real Estate — 1.6%
Marriott Vacations Worldwide Corporation	3.250%	12/15/27	2,000,000	1,825,000

Technology — 25.8%
Akamai Technologies, Inc.	0.375%	09/01/27	2,000,000	2,029,000
Bentley Systems, Inc.	0.125%	01/15/26	2,000,000	2,022,000
Digital Ocean Holdings, Inc.	0.000%	12/01/26	500,000	417,232
Dropbox, Inc.	0.000%	03/01/28	2,000,000	1,821,369
Envestnet, Inc., 144A	2.625%	12/01/27	2,500,000	2,668,750
Five9, Inc., 144A	1.000%	03/15/29	1,500,000	1,482,000
InterDigital, Inc.	3.500%	06/01/27	2,000,000	2,709,400
Lumentum Holdings, Inc. *	0.500%	12/15/26	2,000,000	1,750,942
MongoDB, Inc.	0.250%	01/15/26	1,900,000	3,371,003
ON Semiconductor Corporation	0.500%	03/01/29	2,500,000	2,412,500
Pegasystems, Inc.	0.750%	03/01/25	1,000,000	954,500
Progress Software Corporation	1.000%	04/15/26	2,000,000	2,005,000
Rapid7, Inc., 144A	1.250%	03/15/29	1,000,000	966,800
Shift4 Payments, Inc.	0.500%	08/01/27	2,000,000	1,774,200
Vishay Intertechnology, Inc., 144A	2.250%	09/15/30	1,000,000	957,000
Workiva, Inc., 144A	1.250%	08/15/28	1,000,000	894,000
Ziff Davis, Inc.	1.750%	11/01/26	1,500,000	1,356,563
				29,592,259
Utilities — 2.1%
Ormat Technologies, Inc.	2.500%	07/15/27	1,000,000	944,500
PPL Capital Funding, Inc., 144A	2.875%	03/15/28	1,500,000	1,421,250
				2,365,750
Total Convertible Bonds
(Cost $86,240,694)				$88,328,869

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

CORPORATE BONDS — 19.1%
	Coupon	Maturity	Par Value	Value
Communications — 2.0%
Connect Finco SARL / U.S. Finco, LLC, 144A	6.750%	10/01/26	$1,000,000	$968,574
Expedia Group, Inc.	0.000%	02/15/26	1,500,000	1,377,802
				2,346,376
Consumer Discretionary — 3.5%
Ford Motor Credit Company, LLC *	6.950%	03/06/26	1,000,000	1,013,120
RLJ Lodging Trust, L.P., 144A	3.750%	07/01/26	2,000,000	1,883,009
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,142,460
				4,038,589
Consumer Staples — 1.3%
Vector Group Ltd., 144A *	5.750%	02/01/29	1,600,000	1,459,132

Financials — 7.4%
Aircastle Ltd., 144A	5.250%	08/11/25	1,200,000	1,184,772
Ares Capital Corporation	7.000%	01/15/27	1,735,000	1,765,755
Blackstone Private Credit Fund	7.050%	09/29/25	1,090,000	1,100,217
MidCap Financial Investment Corporation	5.250%	03/03/25	1,000,000	977,562
Mitsubishi UFJ Financial Group (Yield of U.S. T-Note with a constant maturity of 1 year + 170) (a)	4.788%	07/18/25	1,100,000	1,096,866
Starwood Property Trust, Inc., 144A	3.750%	12/31/24	2,400,000	2,357,349
				8,482,521
Industrials — 0.4%
Continental Airlines, Inc., Series 2-A	4.000%	10/29/24	477,862	473,405

Materials — 0.8%
Celanese US Holdings, LLC	6.350%	11/15/28	915,000	929,467

Real Estate — 3.0%
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,000,000	942,455
Service Properties Trust	7.500%	09/15/25	2,500,000	2,520,128
				3,462,583
Technology — 0.7%
TIBCO Software, Inc., 144A	6.500%	03/31/29	825,000	781,875

Total Corporate Bonds
(Cost $21,703,040)				$21,973,948

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

MONEY MARKET FUNDS — 4.1%
	Shares	Value
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $4,757,620)	4,757,620	$4,757,620

Investments at Value — 100.2%
(Cost $112,701,354)		$115,060,437

Liabilities in Excess of Other Assets — (0.2%)		(271,111)

Net Assets — 100.0%		$114,789,326

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $40,613,922 as of April 30, 2024, representing 35.4% of net assets.

*	All or a part of this security has been pledged as collateral for derivative instruments held by the Fund.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

A list of open OTC swap agreements as of April 30, 2024, is as follows:

Total Return Swap Agreements
						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
Short Positions

(5,500)	Advanced Energy Industries, Inc.	$(521,675)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	$(4,437)
(8,300)	Akamai Technologies, Inc.	(848,426)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	12,347
(1,500)	Alnylam Pharmaceuticals, Inc.	(221,550)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	6,053
(9,400)	Axon Enterprise, Inc.	(2,843,380)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(99,527)
(10,800)	Bentley Systems, Inc.	(513,540)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(52,791)
(500)	Charter Communications, Inc.	(128,450)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	728
(10,200)	CMS Energy Corporation	(594,648)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(22,425)
(1,900)	CONMED Corporation	(142,937)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	14,051
(7,400)	DexCom, Inc.	(995,744)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	54,983
(30,000)	Dropbox, Inc.	(687,600)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(5,871)
(1,800)	Enphase Energy, Inc.	(202,446)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	7,069
(22,250)	Envestnet, Inc.	(1,265,141)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(113,471)
(6,500)	Etsy, Inc.	(296,972)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(11,771)
(8,300)	Exact Sciences Corporation	(542,405)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	50,849
(2,100)	Expedia Group, Inc.	(272,291)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(2,011)
(11,300)	Five9, Inc.	(641,953)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(7,347)
(23,500)	Fluor Corporation	(948,930)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	3,009
(67,800)	Ford Motor Company	(836,051)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	14,122
(24,100)	Halozyme Therapeutics, Inc.	(932,996)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	16,589
(17,100)	InterDigital, Inc.	(1,648,782)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(36,314)
(5,600)	Jazz Pharmaceuticals plc	(621,096)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	2,097
(18,800)	Lantheus Holdings, Inc.	(1,132,700)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(116,062)
(6,300)	Liberty Media Corporation - Liberty Formula One	(427,770)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(12,214)
(11,300)	Live Nation Entertainment, Inc.	(1,127,401)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	124,897
(5,562)	Lumentum Holdings, Inc.	(232,547)	4.75% OBFR 5.32% minus 57bp	05/17/2024	BNP Paribas	(10,416)
(35,600)	Lyft, Inc.	(617,660)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	60,876
(2,700)	Marriott Vacations Worldwide Corporation	(263,898)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	4,987
(16,100)	Merit Medical Systems, Inc.	(1,158,556)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(32,214)
(11,100)	MGP Ingredients, Inc.	(867,243)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(1,765)
(7,900)	MongoDB, Inc.	(2,742,643)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(136,977)
(56,100)	Northern Oil & Gas, Inc.	(2,375,835)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	92,354
(12,200)	ON Semiconductor Corporation	(800,808)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(53,596)
(6,000)	Ormat Technologies, Inc.	(365,820)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(16,453)
(13,800)	Post Holdings, Inc.	(1,394,076)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(68,099)
(15,700)	PPL Corporation	(418,293)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(12,021)
(15,769)	Progress Software Corporation	(789,396)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	5,446
(10,700)	Rapid7, Inc.	(489,525)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	11,111
(18,000)	Royal Caribbean Cruises Ltd.	(2,289,060)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(219,855)

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2024 (Unaudited)

Total Return Swap Agreements - continued
						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
(6,300)	Shift4 Payments, Inc.	$(390,096)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	$26,332
(4,800)	Tetra Tech, Inc.	(923,364)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(9,772)
(17,600)	Vishay Intertechnology, Inc.	(376,992)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(29,543)
(4,400)	Workiva, Inc.	(344,036)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(2,019)
(2,800)	Ziff Davis, Inc.	(148,652)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	8,632
(22,300)	ZTO Express Cayman, Inc.	(435,742)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(31,493)
Total Short Positions						(591,932)

	Total swap agreements at value (assets)					$516,532
	Total swap agreements at value (liabilities)					(1,108,464)
	Net swap agreements at value					$(591,932)

OBFR - Overnight Bank Funding Rate

OTC - Over the Counter

(a)	Payment frequency is monthly.

The average monthly notional value for Swap Agreements - appreciation during the six months ended April 30, 2024 was $0.

The average monthly notional value for Swap Agreements - depreciation during the six months ended April 30, 2024 was $(37,242,614).

The accompanying notes are an integral part of the financial statements.

WESTWOOD GLOBAL REAL ESTATE FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 96.1%
	Shares	Value
Australia — 2.5%
GPT Group (The)	75,000	$201,692
Scentre Group	100,000	202,490
		404,182
Canada — 3.2%
Dream Industrial Real Estate Investment Trust	58,559	527,850

France — 3.3%
Gecina S.A.	5,219	533,001

Germany — 1.5%
Vonovia SE	8,230	237,873

Hong Kong — 1.4%
Link REIT	52,775	226,129

Japan — 12.4%
Mitsubishi Estate Company Ltd.	40,000	733,002
Sumitomo Realty & Development Company Ltd.	19,011	657,868
Tokyo Tatemono Company Ltd.	37,076	616,956
		2,007,826
Singapore — 1.0%
CapitaLand Investment Ltd. (a)	83,198	160,896

Spain — 2.3%
Inmobiliaria Colonial Socimi S.A.	62,587	366,143
COMMON STOCKS — continued
	Shares	Value
Sweden — 1.6%
Hufvudstaden AB - Class A	22,728	$264,016

Switzerland — 3.1%
Swiss Prime Site AG	5,500	507,825

United Kingdom — 4.6%
Great Portland Estates plc	110,000	535,903
Segro plc	19,474	204,845
		740,748
United States — 59.2%
Alexandria Real Estate Equities, Inc.	5,000	579,350
Apple Hospitality REIT, Inc.	38,414	566,991
COPT Defense Properties	21,436	513,821
Crown Castle, Inc.	5,156	483,530
Digital Realty Trust, Inc.	5,750	797,985
Equinix, Inc.	900	639,999
Equity Residential	8,927	574,899
Federal Realty Investment Trust	5,500	572,935
Gaming and Leisure Properties, Inc.	13,400	572,582
Host Hotels & Resorts, Inc.	33,198	626,446
Hudson Pacific Properties, Inc.	40,000	232,000
Kimco Realty Corporation	27,469	511,747
Monarch Casino & Resort, Inc.	2,638	178,777
Phillips Edison & Company, Inc.	19,500	637,650
Prologis, Inc.	5,200	530,660
Rexford Industrial Realty, Inc.	10,052	430,326
VICI Properties, Inc.	19,400	553,870
Welltower, Inc.	6,000	571,680
		9,575,248
Total Common Stocks
(Cost $15,278,137)		$15,551,737

The accompanying notes are an integral part of the financial statements.

WESTWOOD GLOBAL REAL ESTATE FUND
APRIL 30, 2024 (Unaudited)

MONEY MARKET FUNDS — 0.9%
	Shares	Value
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $141,570)	141,570	$141,570

Investments at Value — 97.0%
(Cost $15,419,707)		$15,693,307

Other Assets in Excess of Liabilities — 3.0%		485,996

Net Assets — 100.0%		$16,179,303

AB - Aktiebolag

AG - Aktiengesellschaft

plc - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD REAL ESTATE INCOME FUND
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 26.5%
	Shares	Value
Consumer Discretionary — 0.9%
Leisure Facilities & Services — 0.9%
Monarch Casino & Resort, Inc.	35,000	$2,371,950

Real Estate Investment Trusts (REITs) — 25.6%
Data Centers — 2.2%
Digital Realty Trust, Inc.	40,000	5,551,200

Healthcare — 2.3%
Ventas, Inc.	135,000	5,977,800

Hotels — 2.5%
Gaming and Leisure Properties, Inc.	150,000	6,409,500

Industrial — 2.2%
Americold Realty Trust, Inc.	250,000	5,492,500

Office — 2.3%
COPT Defense Properties	250,000	5,992,500

Residential — 4.6%
AvalonBay Communities, Inc.	30,000	5,687,100
Centerspace	90,000	6,052,500
		11,739,600
Retail — 4.9%
Federal Realty Investment Trust	70,000	7,291,900
Realty Income Corporation	100,000	5,354,000
		12,645,900
COMMON STOCKS — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Shopping Centers — 1.5%
Phillips Edison & Company, Inc.	120,000	$3,924,000

Specialized — 3.1%
Outfront Media, Inc.	500,000	7,930,000

Total Common Stocks
(Cost $64,882,421)		$68,034,950

PREFERRED STOCKS* — 70.4%
Financials — 1.4%
Banking — 1.4%
Associated Banc-Corp, 5.63% - Series F	125,000	$2,361,250
Associated Banc-Corp, 5.88% - Series E	62,206	1,244,120
		3,605,370
Real Estate Investment Trusts (REITs) — 69.0%
Apartments — 1.8%
Vinebrook Homes Trust, Inc., 9.50% - Series B (a)	180,000	4,500,000

Data Centers — 3.9%
DigitalBridge Group, Inc., 7.13% - Series H	240,000	5,371,200
DigitalBridge Group, Inc., 7.13% - Series J	28,283	642,024
DigitalBridge Group, Inc., 7.15% - Series I	182,664	4,084,367
		10,097,591
Diversified — 6.6%
Armada Hoffler Properties, Inc., 6.75% - Series A	320,000	7,040,000
CTO Realty Growth, Inc., 6.38% - Series A	447,333	9,810,013
		16,850,013
Healthcare — 2.9%
Global Medical REIT, Inc., 7.50% - Series A	311,134	7,532,461

Hotels — 18.6%
Chatham Lodging Trust, 6.63% - Series A	190,000	3,874,100
DiamondRock Hospitality Company, 8.25% - Series A	66,410	1,685,486
Pebblebrook Hotel Trust, 5.70% - Series H	489,548	8,723,745
Pebblebrook Hotel Trust, 6.30% - Series F	242,066	4,829,217

The accompanying notes are an integral part of the financial statements.

WESTWOOD REAL ESTATE INCOME FUND
APRIL 30, 2024 (Unaudited)

PREFERRED STOCKS* — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Hotels — continued
Pebblebrook Hotel Trust, 6.38% - Series E	98,002	$1,991,400
Pebblebrook Hotel Trust, 6.38% - Series G	250,000	4,967,500
RLJ Lodging Trust, 7.80% - Series A	375,000	9,270,000
Summit Hotel Properties, Inc., 5.88% - Series F	158,938	3,169,224
Summit Hotel Properties, Inc., 6.25% - Series E	283,000	5,911,870
Sunstone Hotel Investors, Inc., 6.13% - Series H	166,508	3,413,414
		47,835,956
Industrial — 3.3%
LXP Industrial Trust, 6.50% - Series C	190,000	8,521,500

Manufactured Homes — 0.9%
UMH Properties, Inc., 6.38% - Series D	111,895	2,439,311

Mortgage — 2.8%
KKR Real Estate Finance Trust, Inc., 6.50% - Series A	399,043	7,318,449

Office — 1.4%
Hudson Pacific Properties, Inc., 4.75% - Series C	245,493	3,486,001

Residential — 4.9%
American Homes 4 Rent, 5.88% - Series G	345,000	7,552,050
American Homes 4 Rent, 6.25% - Series H	33,576	764,861
Centerspace, 6.63% - Series C	180,400	4,201,534
		12,518,445
Retail — 4.9%
Realty Income Corporation, 6.00% - Series A	130,000	3,069,300
Regency Centers Corporation, 5.88% - Series B	129,311	2,776,307
Regency Centers Corporation, 6.25% - Series A	298,864	6,727,429
		12,573,036
Shopping Centers — 8.1%
Kimco Realty Corporation, 7.25% - Series D	180,000	9,932,400
Saul Centers, Inc., 6.00% - Series E	125,000	2,525,000
PREFERRED STOCKS* — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Shopping Centers — continued
Saul Centers, Inc., 6.13% - Series D	381,000	$7,768,590
SITE Centers Corporation, 6.38% - Series A	25,000	542,250
		20,768,240
Specialized — 5.8%
EPR Properties, 5.75% - Series C	31,000	584,970
EPR Properties, 5.75% - Series G	107,775	2,032,636
EPR Properties, 9.00% - Series E	280,000	7,554,400
IQHQ, Inc. (a)	5,000	4,750,000
		14,922,006
Storage — 3.1%
National Storage Affiliates Trust, 6.00% - Series A	370,000	8,047,500

Total Preferred Stocks
(Cost $180,718,471)		$181,015,879

MONEY MARKET FUNDS — 3.0%
First American Government Obligations Fund - Class U, 5.25% (b) (Cost $7,827,947)	7,827,947	$7,827,947

Investments at Value — 99.9%
(Cost $253,428,839)		$256,878,776

Other Assets in Excess of Liabilities — 0.1%		173,560

Net Assets — 100.0%		$257,052,336

REIT - Real Estate Investment Trust

*	Securities listed have a perpetual maturity.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD BROADMARK TACTICAL GROWTH FUND
APRIL 30, 2024 (Unaudited)

SCHEDULE OF INVESTMENTS
EXCHANGE-TRADED FUNDS — 47.6%
	Shares	Value
Invesco S&P 500 Equal Weight ETF	346,429	$55,844,355
SPDR S&P 500 ETF Trust	63,577	31,914,382
Total Exchange-Traded Funds
(Cost $85,956,811)		$87,758,737

MONEY MARKET FUNDS — 52.3%
First American Government Obligations Fund - Class U, 5.25% (a) (Cost $96,565,840)	96,565,840	$96,565,840

Investments at Value — 99.9%
(Cost $182,522,651)		$184,324,577

Other Assets in Excess of Liabilities — 0.1%		118,810

Net Assets — 100.0%		$184,443,387

ETF - Exchange Traded Fund

S&P - Standard & Poor

(a)	The rate shown is the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

WESTWOOD BROADMARK TACTICAL PLUS FUND
APRIL 30, 2024 (Unaudited)

SCHEDULE OF INVESTMENTS
MONEY MARKET FUNDS — 99.5%
	Shares	Value
First American Government Obligations Fund - Class U, 5.25% (a) (Cost $71,017,230)	71,017,230	$71,017,230

Investments at Value — 99.5%
(Cost $71,069,562)		$71,017,230

Other Assets in Excess of Liabilities — 0.5%		364,675

Net Assets — 100.0%		$71,381,905

S&P - Standard & Poor

(a)	The rate shown is the 7-day effective yield as of April 30, 2024.

SCHEDULE OF FUTURES CONTRACTS
				Value/
		Expiration	Notional	Unrealized
	Contracts	Date	Value	Depreciation
Index Futures
E-Mini S&P 500® Futures	35	6/21/2024	$8,867,250	$(110,350)

The average monthly notional value of futures contracts during the six months ended April 30, 2024 was $3,051,531.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2024 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

				Westwood	Westwood
	Westwood		Westwood	Quality	Quality
	Quality Value		Quality MidCap	SMidCap	SmallCap
	Fund		Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$151,677,791		$1,656,849	$241,692,882	$1,113,515,272
At value (Note 2)	$205,951,632		$1,828,300	$277,984,250	$1,183,960,726
Receivable for capital shares sold	—		—	113,898	299,028
Receivable for investment securities sold	2,845,658		—	1,154,262	6,574,685
Receivable from Adviser (Note 4)	—		63	—	—
Dividends and interest receivable	126,337		781	84,855	551,319
Other assets	39,066		1,404	16,310	51,256
Total assets	208,962,693		1,830,548	279,353,575	1,191,437,014
LIABILITIES
Payable for capital shares redeemed	—		—	162,510	1,107,286
Payable for investment securities purchased	4,582,015		—	859,087	5,941,075
Payable to Adviser, net of waivers (Note 4)	79,951		—	133,203	693,128
Payable to administrator (Note 4)	6,414		803	7,728	31,853
Accrued administrative servicing fees — Institutional Shares (Note 4)	37,246		71	54,464	66,399
Payable for distribution fees — A Class Shares (Note 4)	331		—	—	2,790
Payable for distribution fees — C Class Shares (Note 4)	458		—	—	8,346
Other accrued expenses	10,591		7,720	11,710	25,760
Total liabilities	4,717,006		8,594	1,228,702	7,876,637
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—		—	—	—
NET ASSETS	$204,245,687		$1,821,954	$278,124,873	$1,183,560,377
NET ASSETS CONSIST OF:
Paid-in capital	$144,270,104		$1,616,971	$220,259,963	$1,043,056,976
Accumulated earnings	59,975,583		204,983	57,864,910	140,503,401
NET ASSETS	$204,245,687		$1,821,954	$278,124,873	$1,183,560,377
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$202,581,796		$1,821,954	$200,348,198	$469,558,090
Institutional Shares of beneficial interest outstanding	14,885,209		164,029	13,603,625	23,793,751
Net asset value, offering price and redemption price per share (Note1)	$13.61		$11.11	$14.73	$19.73
A CLASS SHARES
Net assets applicable to A Class Shares	$1,495,610		N/A	N/A	$2,490,481
A Class Shares of beneficial interest outstanding	109,235		N/A	N/A	126,555
Net asset value, offering price and redemption price per share (Note1)	$13.69		N/A	N/A	$19.68
Maximum sales charge	3.00%		N/A	N/A	4.00%
Maximum offering price per share	$14.11		N/A	N/A	$20.50
C CLASS SHARES
Net assets applicable to C Class Shares	$167,203		N/A	N/A	$2,454,558
C Class Shares of beneficial interest outstanding	12,522		N/A	N/A	126,334
Net asset value, offering price and redemption price per share(Note1)	$13.35		N/A	N/A	$19.43
ULTRA CLASS SHARES
Net assets applicable to Ultra Class Shares	$1,078		N/A	$77,776,675	$709,057,248
Ultra Class Shares of beneficial interest outstanding	79		N/A	5,284,928	35,905,371
Net asset value, offering price and redemption price per share (Note 1)	$13.58	*	N/A	$14.72	$19.75

*	Net Assets divided by Shares do not calculate to the Net Asset Value because Net Assets and Shares are shown rounded.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2024 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

		Westwood
		Capital	Westwood
	Westwood	Appreciation	Income	Westwood
	Quality AllCap	and Income	Opportunity	Multi-Asset
	Fund	Fund	Fund	Income Fund
ASSETS
Investments in securities:
At cost	$20,223,431	$102,034,766	$459,919,469	$93,982,757
At value (Note 2)	$21,767,316	$116,645,388	$496,620,827	$94,010,254
Receivable for capital shares sold	—	164,954	235,574	56,793
Receivable for investment securities sold	21,739	—	—	—
Dividends and interest receivable	8,594	791,339	4,197,090	1,287,574
Reclaims receivable	—	10,195	56,489	22,432
Other assets	13,466	32,134	41,528	31,035
Total assets	21,811,115	117,644,010	501,151,508	95,408,088
LIABILITIES
Payable for capital shares redeemed	—	67,925	337,413	99,978
Payable for investment securities purchased	48,736	—	—	991,938
Payable to Adviser, net of waivers (Note 4)	4,708	19,753	262,949	212,505
Payable to administrator (Note 4)	1,333	3,782	13,971	3,143
Accrued administrative servicing fees — Institutional Shares (Note 4)	26	—	44,123	3,283
Payable for distribution fees — A Class Shares (Note 4)	—	37	21,603	9,766
Payable for distribution fees — C Class Shares (Note 4)	—	512	29,640	432
Other accrued expenses	8,066	12,250	18,550	12,910
Total liabilities	62,869	104,259	728,249	1,333,955
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—	—	—
NET ASSETS	$21,748,246	$117,539,751	$500,423,259	$94,074,133
NET ASSETS CONSIST OF:
Paid-in capital	$19,808,513	$106,068,806	$490,677,077	$112,474,334
Accumulated earnings (deficit)	1,939,733	11,470,945	9,746,182	(18,400,201)
NET ASSETS	$21,748,246	$117,539,751	$500,423,259	$94,074,133
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$473,711	$117,207,839	$375,036,973	$85,946,079
Institutional Shares of beneficial interest outstanding	43,508	17,573,955	33,002,093	9,141,949
Net asset value, offering price and redemption price per share (Note 1)	$10.89	$6.67	$11.36	$9.40
A CLASS SHARES
Net assets applicable to A Class Shares	N/A	$162,575	$44,525,004	$7,916,804
A Class Shares of beneficial interest outstanding	N/A	24,441	3,922,050	837,751
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.65	$11.35	$9.45
Maximum sales charge	N/A	3.00%	3.00%	3.00%
Maximum offering price per share	N/A	$6.86	$11.70	$9.74
C CLASS SHARES
Net assets applicable to C Class Shares	N/A	$169,337	$12,164,433	$211,250
C Class Shares of beneficial interest outstanding	N/A	25,473	1,077,121	22,289
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.65	$11.29	$9.48
ULTRA SHARES
Net assets applicable to Ultra Shares	$21,274,535	N/A	$68,696,849	N/A
Ultra Shares of beneficial interest outstanding	1,952,779	N/A	6,046,824	N/A
Net asset value, offering price and redemption price per share (Note 1)	$10.89	N/A	$11.36	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2024 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood	Westwood
	Alternative	Global Real	Real Estate
	Income Fund	Estate Fund	Income Fund
ASSETS
Investments in securities:
At cost	$112,701,354	$15,419,707	$253,428,839
At value (Note 2)	$115,060,437	$15,693,307	$256,878,776
Unrealized appreciation on swap agreements	516,532	—	—
Receivable for capital shares sold	39,224	—	111,332
Receivable for investment securities sold	—	472,054	—
Dividends and interest receivable	730,155	19,872	348,449
Reclaim receivable	—	9,690	—
Other assets	40,621	40,684	114,947
Total assets	116,386,969	16,235,607	257,453,504
LIABILITIES
Cash collateral due for option contracts	84,984	—	—
Unrealized depreciation on swap agreements	1,108,464	—	—
Payable for capital shares redeemed	173,138	24,121	141,670
Payable to Adviser, net of waivers (Note 4)	198,430	4,679	142,052
Payable to administrator (Note 4)	3,673	1,625	8,492
Accrued administrative servicing fees — Institutional Shares (Note 4)	10,907	238	14,122
Accrued administrative servicing fees — A Class Shares (Note 4)	—	2,075	5,818
Accrued administrative servicing fees — C Class Shares (Note 4)	—	1,080	7,249
Payable for distribution fees — A Class Shares (Note 4)	50	10,208	52,680
Payable for distribution fees — C Class Shares (Note 4)	2,907	778	13,965
Other accrued expenses	15,090	11,500	15,120
Total liabilities	1,597,643	56,304	401,168
CONTINGENCIES AND COMMITMENTS (NOTE8)	—	—	—
NET ASSETS	$114,789,326	$16,179,303	$257,052,336
NET ASSETS CONSIST OF:
Paid-in capital	$126,544,538	$41,241,142	$253,775,495
Accumulated earnings (deficit)	(11,755,212)	(25,061,839)	3,276,841
NET ASSETS	$114,789,326	$16,179,303	$257,052,336

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2024 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood	Westwood
	Alternative	Global Real	Real Estate
	Income Fund	Estate Fund	Income Fund
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$82,980,208	$2,023,159	$155,269,742
Institutional Shares of beneficial interest outstanding	8,843,620	171,691	8,750,405
Net asset value, offering price and redemption price per share (Note 1)	$9.38	$11.78	$17.74
A CLASS SHARES
Net assets applicable to A Class Shares	$133,989	$13,515,325	$95,805,683
A Class Shares of beneficial interest outstanding	14,299	1,142,526	5,377,485
Net asset value, offering price and redemption price per share (Note 1)	$9.37	$11.83	$17.82
Maximum sales charge	3.00%	3.00%	3.00%
Maximum offering price per share	$9.66	$12.20	$18.37
C CLASS SHARES
Net assets applicable to C Class Shares	$455,834	$640,819	$5,976,911
C Class Shares of beneficial interest outstanding	48,595	54,340	348,635
Net asset value, offering price and redemption price per share (Note 1)	$9.38	$11.79	$17.14
ULTRA SHARES
Net assets applicable to Ultra Shares	$31,219,295	N/A	N/A
Ultra Shares of beneficial interest outstanding	3,327,608	N/A	N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.38	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2024 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood
	Broadmark	Broadmark
	Tactical Growth	Tactical Plus
	Fund	Fund
ASSETS
Investments in securities:
At cost	$182,522,651	$71,069,562
At value (Note 2)	$184,324,577	$71,017,230
Receivable for capital shares sold	72,901	1,726
Cash collateral for futures contracts	4	310,700
Dividends and interest receivable	351,899	211,708
Other assets	88,822	52,842
Total assets	184,838,203	71,594,206
LIABILITIES
Variation margin payable on futures contracts	—	140,000
Payable for capital shares redeemed	170,209	—
Payable to Adviser, net of waivers (Note 4)	164,592	45,272
Payable to administrator (Note 4)	5,483	2,609
Accrued administrative servicing fees — Institutional Shares (Note 4)	13,146	3,008
Accrued administrative servicing fees — A Class Shares (Note 4)	4,500	240
Accrued administrative servicing fees — C Class Shares (Note 4)	6,322	60
Accrued administrative servicing fees — F Class Shares (Note 4)	—	6,652
Payable for distribution fees — A Class Shares (Note 4)	12,746	541
Payable for distribution fees — C Class Shares (Note 4)	6,218	2,279
Other accrued expenses	11,600	11,640
Total liabilities	394,816	212,301
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$184,443,387	$71,381,905
NET ASSETS CONSIST OF:
Paid-in capital	$188,327,653	$72,598,204
Accumulated deficit	(3,884,266)	(1,216,299)
NET ASSETS	$184,443,387	$71,381,905
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$163,489,617	$35,053,531
Institutional Shares of beneficial interest outstanding	6,381,686	3,120,175
Net asset value, offering price and redemption price per share (Note 1)	$25.62	$11.23
A CLASS SHARES
Net assets applicable to A Class Shares	$16,609,692	$512,031
A Class Shares of beneficial interest outstanding	697,404	46,509
Net asset value, offering price and redemption price per share (Note 1)	$23.82	$11.01
Maximum sales charge	4.00%	3.00%
Maximum offering price per share	$24.81	$11.35
C CLASS SHARES
Net assets applicable to C Class Shares	$4,344,078	$363,055
C Class Shares of beneficial interest outstanding	198,767	35,428
Net asset value, offering price and redemption price per share (Note 1)	$21.86	$10.25
F CLASS SHARES
Net assets applicable to F Class Shares	N/A	$35,453,288
F Class Shares of beneficial interest outstanding	N/A	3,078,544
Net asset value, offering price and redemption price per share (Note 1)	N/A	$11.52

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 2024 (Unaudited)

STATEMENTS OF OPERATIONS

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $—, $—, $—, and $20,500, respectively)	$2,241,017	$20,209	$2,915,969	$14,848,926

EXPENSES
Investment management fees (Note 4)	506,039	5,045	1,077,217	5,001,753
Administrative service plan fees - Institutional Shares (Note 4)	72,080	539	136,985	242,738
Administration fees (Note 4)	26,682	214	37,669	155,528
Distribution fees - A Class (Note 4)	1,730	—	—	3,015
Distribution fees - C Class (Note 4)	732	—	—	8,932
Registration and filing fees	28,915	1,069	17,039	46,206
Legal fees	7,993	68	10,981	47,221
Trustees’ fees and expenses (Note 4)	8,983	172	12,326	51,123
Audit and tax services fees	7,450	7,450	7,450	7,450
Transfer agent fees (Note 4)	9,402	5,020	6,349	17,491
Custody fees	2,948	1,060	4,443	13,162
Borrowing costs (Note 2)	3,000	—	38,093	3,804
Insurance expense	2,060	1,346	2,301	4,983
Compliance fees (Note 4)	2,258	155	3,042	11,070
Other expenses	15,872	4,999	17,581	72,496
Total expenses	696,144	27,137	1,371,476	5,686,972
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(61,959)	(21,553)	(219,722)	(779,789)
Net expenses	634,185	5,584	1,151,754	4,907,183

NET INVESTMENT INCOME	1,606,832	14,625	1,764,215	9,941,743

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	7,439,554	36,836	24,602,164	79,987,455
Net realized gains from foreign currency transactions	—	—	—	156
Net change in unrealized appreciation (depreciation) on investment transactions	19,037,853	225,683	21,464,312	53,459,190
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	26,477,407	262,519	46,066,476	133,446,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,084,239	$277,144	$47,830,691	$143,388,544

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 2024 (Unaudited)

STATEMENTS OF OPERATIONS

		Westwood
		Capital	Westwood
	Westwood	Appreciation	Income	Westwood
	Quality AllCap	and Income	Opportunity	Multi-Asset
	Fund	Fund(1)	Fund	Income Fund(2)
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $—, $6,657, $30,205, and $4,509, respectively)	$241,051	$768,471	$3,308,586	$481,306
Interest income (net of foreign withholding tax of $—, $517, $5,105, and $5,176, respectively)	—	1,595,083	8,726,688	2,793,675
Total investment income	241,051	2,363,554	12,035,274	3,274,981

EXPENSES
Investment management fees (Note 4)	48,976	177,623	1,688,555	305,318
Administrative service plan fees - Institutional Shares (Note 4)	—	—	147,211	9,236
Administration fees (Note 4)	2,820	15,576	71,470	12,668
Distribution fees - A Class (Note 4)	—	198	57,995	9,531
Distribution fees - C Class (Note 4)	—	614	61,256	1,057
Registration and filing fees	16,057	24,357	33,507	23,617
Legal fees	869	4,705	20,616	3,852
Trustees’ fees and expenses (Note 4)	1,052	5,290	23,171	4,463
Audit and tax services fees	7,450	8,550	8,550	8,550
Transfer agent fees (Note 4)	5,115	5,751	11,585	5,667
Custody fees	1,643	3,384	9,524	5,341
Borrowing costs (Note 2)	601	1,937	9,076	4,651
Insurance expense	1,414	1,752	3,208	1,689
Compliance fees (Note 4)	346	1,266	5,078	1,061
Other expenses	7,651	18,464	50,493	21,193
Total expenses	93,994	269,467	2,201,295	417,894
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(44,417)	(59,508)	(5,569)	(39,415)
Net expenses	49,577	209,959	2,195,726	378,479

NET INVESTMENT INCOME	191,474	2,153,595	9,839,548	2,896,502

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	388,873	539,353	9,872,452	(2,763,315)
Net change in unrealized appreciation (depreciation) on investment transactions	1,944,252	11,226,674	35,312,334	8,950,162
Net change in unrealized appreciation (depreciation) on currency translations	—	—	27,741	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	2,333,125	11,766,027	45,212,527	6,186,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,524,599	$13,919,622	$55,052,075	$9,083,349

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

(2)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asset Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 2024 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood
	Alternative	Westwood	Westwood Real
	Income	Global Real	Estate Income
	Fund	Estate Fund(1)	Fund(2)
INVESTMENT INCOME
Dividend income	$103,280	$342,818	$10,863,134
Interest income	1,932,798	—	—
Total investment income	2,036,078	342,818	10,863,134

EXPENSES
Investment management fees (Note 4)	320,849	62,146	913,007
Administrative service plan fees - Institutional Shares (Note 4)	51,173	520	38,426
Administrative service plan fees - A Class (Note 4)	—	6,179	47,987
Administrative service plan fees - C Class (Note 4)	—	1,080	7,249
Administration fees (Note 4)	15,848	2,345	35,857
Distribution fees - A Class Shares (Note 4)	89	18,513	126,696
Distribution fees - C Class Shares (Note 4)	2,199	3,239	21,746
Registration and filing fees	29,197	20,573	26,136
Legal fees	10,837	697	17,009
Trustees’ fees and expenses (Note 4)	5,582	894	11,712
Audit and tax service fees	11,550	9,200	10,800
Transfer agent fees (Note 4)	7,193	7,674	15,114
Custody fees	22,843	4,096	3,434
Borrowing costs (Note 2)	7,095	—	—
Insurance expense	1,816	1,786	6,150
Compliance fees (Note 4)	1,302	474	2,975
Other expenses	30,028	34,959	89,557
Total expenses	517,601	174,375	1,373,855
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(142,272)	(51,744)	—
Prior investment management fees recouped by the Adviser (Note 4)	—	—	72,853
Net expenses	375,329	122,631	1,446,708

NET INVESTMENT INCOME	1,660,749	220,187	9,416,426

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCIES, OPTIONS, FUTURES, AND SWAPS
Net realized gains (losses) from investment transactions	2,476,109	255,643	(138,404)
Net realized losses from foreign currency transactions	—	(5,958)	—
Net realized losses from purchased option contracts	(164,609)	—	—
Net realized losses from swap transactions	(759,600)	—	—
Net change in unrealized appreciation (depreciation) on investment transactions	5,222,910	1,268,274	15,685,040
Net change in unrealized appreciation (depreciation) on currency translations	—	(391)	—
Net change in unrealized appreciation (depreciation) on purchased option contracts	(1,908)	—	—
Net change in unrealized appreciation (depreciation) on short futures contracts	979,748	—	—
Net change in unrealized appreciation (depreciation) on swap transactions	(3,557,976)	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, FOREIGN CURRENCIES, OPTIONS, FUTURES, AND SWAPS	4,194,674	1,517,568	15,546,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,855,423	$1,737,755	$24,963,062

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Effective March 31, 2024, Westwood Salient Global Real Estate Fund was renamed as Westwood Global Real Estate Fund.

(2)	Effective March 31, 2024, Westwood Select Income Fund was renamed as Westwood Real Estate Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 2024 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood	Westwood
	Broadmark	Broadmark
	Tactical Growth	Tactical Plus
	Fund	Fund
INVESTMENT INCOME
Dividend income	$4,349,595	$1,782,394
Interest income	48,231	7,802
Total investment income	4,397,826	1,790,196

EXPENSES
Investment management fees (Note 4)	1,184,454	516,189
Administrative service plan fees - Institutional (Note 4)	47,918	17,687
Administrative service plan fees - A Class (Note 4)	7,450	290
Administrative service plan fees - C Class (Note 4)	6,322	181
Administrative service plan fees - F Class (Note 4)	—	18,712
Administration fees (Note 4)	31,578	13,666
Distribution fees - A Class (Note 4)	23,280	725
Distribution fees - C Class (Note 4)	18,967	1,813
Registration and filing fees	25,303	27,053
Legal fees	14,399	8,506
Trustees’ fees and expenses (Note 4)	10,041	3,398
Audit and tax services fees	8,880	10,500
Transfer agent fees (Note 4)	7,052	5,465
Custody fees	3,125	2,003
Insurance expense	7,048	2,924
Compliance fees and expenses (Note 4)	2,298	841
Other expenses	39,216	18,863
Total expenses	1,437,331	648,816
Investment management fees reduced and expense reimbursements by the Advisor (Note 4)	—	(207,158)
Net expenses	1,437,331	441,658

NET INVESTMENT INCOME	2,960,495	1,348,538

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS, AND FUTURES
Net realized losses from investment transactions	$(442,388)	$(273,502)
Net realized gains from purchased option contracts	—	293,591
Net realized losses from written option contracts	—	(6,746)
Net realized gains from long futures contracts	—	83,295
Net realized gains from short futures contracts	(4,876,669)	(1,035,951)
Net change in unrealized appreciation (depreciation) on investment transactions	7,875,557	—
Net change in unrealized appreciation (depreciation) on purchased option contracts	—	(109,098)
Net change in unrealized appreciation (depreciation) on written option contracts	—	1,053
Net change in unrealized appreciation (depreciation) on long futures contracts	—	(110,350)
Net change in unrealized appreciation (depreciation) on short futures contracts	(3,356,008)	(875,603)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, OPTIONS AND FUTURES	(799,508)	(2,033,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,160,987	$(684,773)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
FROM OPERATIONS
Net investment income	$1,606,832	$3,586,125	$14,625	$14,029	$1,764,215	$2,971,623
Net realized gains on investments and foreign currency transactions	7,439,554	5,347,467	36,836	27,508	24,602,164	3,559,948
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	19,037,853	(8,388,235)	225,683	(45,245)	21,464,312	(1,947,002)
Net increase (decrease) in net assets resulting from operations	28,084,239	545,357	277,144	(3,708)	47,830,691	4,584,569
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(7,516,536)	(3,769,619)	(40,833)	(7,423)	(5,558,912)	(2,978,159)
A Class Shares	(47,334)	(15,237)	N/A	N/A	N/A	N/A
C Class Shares	(3,816)	(993)	N/A	N/A	N/A	N/A
Ultra Shares	(39)	(14)	N/A	N/A	(3,896,906)	(1,504,912)
Total distributions	(7,567,725)	(3,785,863)	(40,833)	(7,423)	(9,455,818)	(4,483,071)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	4,871,355	9,104,051	49,183	1,000,271	16,345,413	24,438,618
Reinvestment of dividends	4,570,149	2,563,928	40,833	7,423	5,545,018	2,977,375
Redeemed	(11,101,300)	(74,333,630)	(30,694)	—	(13,537,153)	(60,961,465)
Net increase (decrease) from Institutional Shares capital share transactions	(1,659,796)	(62,665,651)	59,322	1,007,694	8,353,278	(33,545,472)
A Class
Issued	139,229	344,714	N/A	N/A	N/A	N/A
Reinvestment of dividends	47,334	15,237	N/A	N/A	N/A	N/A
Redeemed	(47,184)	(523,461)	N/A	N/A	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	139,379	(163,510)	N/A	N/A	N/A	N/A
C Class
Issued	52,685	39,816	N/A	N/A	N/A	N/A
Reinvestment of dividends	3,816	993	N/A	N/A	N/A	N/A
Redeemed	(29,710)	(10,356)	N/A	N/A	N/A	N/A
Net increase from C Class Shares capital share transactions	26,791	30,453	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
Ultra Class
Issued	$—	$1,000	N/A	N/A	$3,527,722	$39,329,150
Reinvestment of dividends	39	14	N/A	N/A	3,896,906	1,504,912
Redeemed	—	—	N/A	N/A	(58,489,048)	(15,423,693)
Net increase (decrease) from Ultra Shares capital share transactions	39	1,014	N/A	N/A	(51,064,420)	25,410,369
Net increase (decrease) in net assets from capital share transactions	(1,493,587)	(62,797,694)	59,322	1,007,694	(42,711,142)	(8,135,103)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,022,927	(66,038,200)	295,633	996,563	(4,336,269)	(8,033,605)
NET ASSETS
Beginning of period	185,222,760	251,260,960	1,526,321	529,758	282,461,142	290,494,747
End of period	$204,245,687	$185,222,760	$1,821,954	$1,526,321	$278,124,873	$282,461,142

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	369,333	719,073	4,545	102,831	1,129,090	1,845,362
Issued in reinvestment of dividends to shareholders	350,332	204,787	3,852	765	391,001	230,280
Redeemed	(825,060)	(5,881,810)	(2,907)	—	(949,658)	(4,676,059)
Net increase (decrease) in shares outstanding	(105,395)	(4,957,950)	5,490	103,596	570,433	(2,600,417)
Shares outstanding at beginning of period	14,990,604	19,948,554	158,539	54,943	13,033,192	15,633,609
Shares outstanding at end of period	14,885,209	14,990,604	164,029	158,539	13,603,625	13,033,192

A Class Shares
Sold	10,258	27,005	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	3,607	1,208	N/A	N/A	N/A	N/A
Redeemed	(3,417)	(40,919)	N/A	N/A	N/A	N/A
Net increase (decrease) in shares outstanding	10,448	(12,706)	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	98,787	111,493	N/A	N/A	N/A	N/A
Shares outstanding at end of period	109,235	98,787	N/A	N/A	N/A	N/A

C Class Shares
Sold	4,010	3,211	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	299	80	N/A	N/A	N/A	N/A
Redeemed	(2,268)	(816)	N/A	N/A	N/A	N/A
Net increase in shares outstanding	2,041	2,475	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	10,481	8,006	N/A	N/A	N/A	N/A
Shares outstanding at end of period	12,522	10,481	N/A	N/A	N/A	N/A

Ultra Shares
Sold	—	75	N/A	N/A	244,373	3,038,302
Issued in reinvestment of dividends to shareholders	3	1	N/A	N/A	274,415	116,635
Redeemed	—	—	N/A	N/A	(4,128,783)	(1,153,074)
Net increase (decrease) in shares outstanding	3	76	N/A	N/A	(3,609,995)	2,001,863
Shares outstanding at beginning of period	76	—	N/A	N/A	8,894,923	6,893,060
Shares outstanding at end of period	79	76	N/A	N/A	5,284,928	8,894,923

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

					Westwood Capital
	Westwood Quality		Westwood Quality		Appreciation and
	SmallCap Fund		AllCap Fund		Income Fund(a)
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
FROM OPERATIONS
Net investment income	$9,941,743	$15,956,563	$191,474	$349,248	$2,153,595	$4,501,933
Net realized gains (losses) on investments and foreign currency transactions	79,987,611	33,100,857	388,873	920,915	539,353	(4,130,350)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	53,459,190	(62,278,167)	1,944,252	(823,745)	11,226,674	3,013,984
Net increase (decrease) in net assets resulting from operations	143,388,544	(13,220,747)	2,524,599	446,418	13,919,622	3,385,567
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(19,668,670)	(16,723,396)	(7,343)	(9,305)	(2,030,680)	(4,093,691)
A Class Shares	(91,955)	(180,873)	N/A	N/A	(2,501)	(1,118)
C Class Shares	(54,222)	(19,411)	N/A	N/A	(1,518)	(1,381)
Ultra Shares	(27,901,993)	(20,405,337)	(755,489)	(356,874)	N/A	N/A
Total distributions	(47,716,840)	(37,329,017)	(762,832)	(366,179)	(2,034,699)	(4,096,190)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	65,522,142	86,126,162	259,950	43,080	8,884,295	14,913,060
Reinvestment of dividends	18,554,768	15,875,942	7,343	9,305	2,003,652	4,015,048
Redeemed	(83,216,740)	(130,270,468)	(1,807)	(420,000)	(16,604,831)	(31,123,819)
Net increase (decrease) from Institutional Shares capital share transactions	860,170	(28,268,364)	265,486	(367,615)	(5,716,884)	(12,195,711)
A Class Shares
Issued	526,715	4,741,194	N/A	N/A	2,700	130,736
Reinvestment of dividends	90,168	179,473	N/A	N/A	2,295	1,020
Redeemed	(488,721)	(3,968,342)	N/A	N/A	(1,914)	(10,869)
Net increase from A Class Shares capital share transactions	128,162	952,325	N/A	N/A	3,081	120,887
C Class Shares
Issued	1,362,394	531,871	N/A	N/A	96,233	108,068
Reinvestment of dividends	53,520	19,351	N/A	N/A	1,518	1,381
Redeemed	(60,212)	(198,654)	N/A	N/A	(945)	(97,503)
Net increase from C Class Shares capital share transactions	1,355,702	352,568	N/A	N/A	96,806	11,946

(a)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

					Westwood Capital
	Westwood Quality		Westwood Quality		Appreciation and
	SmallCap Fund		AllCap Fund		Income Fund(a)
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
Ultra Shares
Issued	$96,983,342	$204,933,278	$75,473	$534,109	N/A	N/A
Reinvestment of dividends	26,372,777	19,108,062	755,489	356,874	N/A	N/A
Redeemed	(76,917,667)	(96,958,597)	(1,460,299)	(2,555,865)	N/A	N/A
Net increase (decrease) from Ultra Shares capital share transactions	46,438,452	127,082,743	(629,337)	(1,664,882)	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	48,782,486	100,119,272	(363,851)	(2,032,497)	(5,616,997)	(12,062,878)
TOTAL INCREASE (DECREASE) INCREASE IN NET ASSETS	144,454,190	49,569,508	1,397,916	(1,952,258)	6,267,926	(12,773,501)
NET ASSETS
Beginning of period	1,039,106,187	989,536,679	20,350,330	22,302,588	111,271,825	124,045,326
End of period	$1,183,560,377	$1,039,106,187	$21,748,246	$20,350,330	$117,539,751	$111,271,825

(a)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

					Westwood Capital
	Westwood Quality		Westwood Quality		Appreciation and
	SmallCap Fund		AllCap Fund		Income Fund(a)
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	3,292,576	4,544,630	23,293	4,274	1,316,580	2,387,764
Issued in reinvestment of dividends to shareholders	937,382	843,146	688	916	295,874	650,863
Redeemed	(4,126,099)	(6,911,021)	(169)	(40,619)	(2,494,684)	(4,954,271)
Net increase (decrease) in shares outstanding	103,859	(1,523,245)	23,812	(35,429)	(882,230)	(1,915,644)
Shares outstanding at beginning of period	23,689,892	25,213,137	19,696	55,125	18,456,185	20,371,829
Shares outstanding at end of period	23,793,751	23,689,892	43,508	19,696	17,573,955	18,456,185

A Class Shares
Sold	26,397	242,058	N/A	N/A	402	21,597
Issued in reinvestment of dividends to shareholders	4,587	9,556	N/A	N/A	339	166
Redeemed	(24,604)	(214,005)	N/A	N/A	(298)	(1,788)
Net increase in shares outstanding	6,380	37,609	N/A	N/A	443	19,975
Shares outstanding at beginning of period	120,175	82,566	N/A	N/A	23,998	4,023
Shares outstanding at end of period	126,555	120,175	N/A	N/A	24,441	23,998

C Class Shares
Sold	68,829	29,355	N/A	N/A	14,579	17,267
Issued in reinvestment of dividends to shareholders	2,757	1,035	N/A	N/A	224	225
Redeemed	(3,042)	(10,613)	N/A	N/A	(139)	(15,829)
Net increase in shares outstanding	68,544	19,777	N/A	N/A	14,664	1,663
Shares outstanding at beginning of period	57,790	38,013	N/A	N/A	10,809	9,146
Shares outstanding at end of period	126,334	57,790	N/A	N/A	25,473	10,809

Ultra Shares
Sold	4,794,627	10,760,890	6,990	51,176	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,329,195	1,014,667	70,819	35,125	N/A	N/A
Redeemed	(3,852,726)	(5,173,649)	(136,594)	(243,514)	N/A	N/A
Net increase (decrease) in shares outstanding	2,271,096	6,601,908	(58,785)	(157,213)	N/A	N/A
Shares outstanding at beginning of period	33,634,275	27,032,367	2,011,564	2,168,777	N/A	N/A
Shares outstanding at end of period	35,905,371	33,634,275	1,952,779	2,011,564	N/A	N/A

(a)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood Multi-Asset		Westwood Alternative
	Opportunity Fund		Income Fund(a)		Income Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
FROM OPERATIONS
Net investment income	$9,839,548	$20,426,095	$2,896,502	$5,703,330	$1,660,749	$4,300,189
Net realized gains (losses) on investments, futures, purchased options, swap agreements and foreign currency transactions	9,872,452	(35,038,111)	(2,763,315)	(4,636,082)	1,551,900	(2,639,482)
Net change in unrealized appreciation (depreciation) on investments, purchased options, swap agreements and foreign currency translations	35,340,075	33,959,301	8,950,162	3,184,796	2,642,774	4,397,283
Net increase in net assets resulting from operations	55,052,075	19,347,285	9,083,349	4,252,044	5,855,423	6,057,990
DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Institutional Shares	(8,906,608)	(17,315,754)	(2,651,138)	(5,297,552)	(1,485,794)	(10,467,327)
A Class Shares	(1,012,437)	(1,651,574)	(219,045)	(267,232)	(1,597)	(5,106)
C Class Shares	(221,982)	(328,686)	(5,265)	(8,822)	(5,749)	(29,517)
Ultra Shares	(1,559,400)	(1,392,781)	N/A	N/A	(591,633)	(11,434,466)
From return of capital
Institutional Shares	—	—	—	—	—	(571,062)
A Class Shares	—	—	—	—	—	(279)
C Class Shares	—	—	—	—	—	(1,610)
Ultra Shares	—	—	N/A	N/A	—	(623,825)
Total distributions	(11,700,427)	(20,688,795)	(2,875,448)	(5,573,606)	(2,084,773)	(23,133,192)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	25,523,296	53,359,284	3,602,086	14,912,793	16,917,815	59,137,372
Reinvestment of dividends	8,707,800	16,747,625	2,600,150	5,224,536	1,485,596	11,038,264
Proceeds from redemption fees	—	—	—	—	960	4,061
Redeemed	(84,133,837)	(261,438,623)	(19,820,667)	(21,894,900)	(24,647,609)	(42,566,506)
Net increase (decrease) from Institutional Shares capital share transactions	(49,902,741)	(191,331,714)	(13,618,431)	(1,757,571)	(6,243,238)	27,613,191
A Class Shares
Issued	3,707,251	5,516,681	360,965	5,132,380	99,000	—
Reinvestment of dividends	1,000,444	1,633,004	186,509	215,118	1,597	5,385
Proceeds from redemption fees	1,930	3,913	—	947	—	—
Redeemed	(8,298,929)	(17,948,667)	(166,914)	(322,313)	(755)	(388)
Net increase (decrease) from A Class Shares capital share transactions	(3,589,304)	(10,795,069)	380,560	5,026,132	99,842	4,997
C Class Shares
Issued	758,696	1,259,828	—	—	15,928	345,278
Reinvestment of dividends	221,932	328,617	5,265	8,822	5,749	31,127
Redeemed	(1,435,229)	(2,602,021)	(5,260)	(8,814)	(21,321)	(64,804)
Net increase (decrease) from C Class Shares capital share transactions	(454,601)	(1,013,576)	5	8	356	311,601

(a)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asset Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood Multi-Asset		Westwood Alternative
	Opportunity Fund		Income Fund(a)		Income Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
Ultra Shares
Issued	$407,427	$64,406,281	N/A	N/A	$1,105,315	$4,105,935
Reinvestment of dividends	1,559,400	1,392,781	N/A	N/A	591,633	12,042,350
Proceeds from redemption fees	—	—	N/A	N/A	—	350
Redeemed	(77,161)	—	N/A	N/A	(26,004,529)	(41,769,748)
Net increase (decrease) from Ultra Shares capital share transactions	1,889,666	65,799,062	N/A	N/A	(24,307,581)	(25,621,113)
Net increase (decrease) in net assets from capital share transactions	(52,056,980)	(137,341,297)	(13,237,866)	3,268,569	(30,450,621)	2,308,676
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,705,332)	(138,682,807)	(7,029,965)	1,947,007	(26,679,971)	(14,766,526)

NET ASSETS
Beginning of period	509,128,591	647,811,398	101,104,098	99,157,091	141,469,297	156,235,823
End of period	$500,423,259	$509,128,591	$94,074,133	$101,104,098	$114,789,326	$141,469,297

(a)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asset Income Fund.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood Multi-Asset		Westwood Alternative
	Opportunity Fund		Income Fund(a)		Income Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2024	October 31,	2024	October 31,	2024	October 31,
	(Unaudited)	2023	(Unaudited)	2023	(Unaudited)	2023
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	2,252,230	4,838,900	380,015	1,623,816	1,800,326	6,338,546
Issued in reinvestment of dividends to shareholders	752,165	1,545,353	273,724	571,313	157,969	1,206,506
Redeemed	(7,438,429)	(23,702,388)	(2,116,092)	(2,392,566)	(2,622,954)	(4,512,326)
Net increase (decrease) in shares outstanding	(4,434,034)	(17,318,135)	(1,462,353)	(197,437)	(664,659)	3,032,726
Shares outstanding at beginning of period	37,436,127	54,754,262	10,604,302	10,801,739	9,508,279	6,475,553
Shares outstanding at end of period	33,002,093	37,436,127	9,141,949	10,604,302	8,843,620	9,508,279

A Class Shares
Sold	328,072	499,718	37,857	551,412	10,515	—
Issued in reinvestment of dividends to shareholders	86,492	150,887	19,524	23,455	170	589
Redeemed	(733,237)	(1,638,857)	(17,621)	(34,837)	(80)	(42)
Net increase (decrease) in shares outstanding	(318,673)	(988,252)	39,760	540,030	10,605	547
Shares outstanding at beginning of period	4,240,723	5,228,975	797,991	257,961	3,694	3,147
Shares outstanding at end of period	3,922,050	4,240,723	837,751	797,991	14,299	3,694

C Class Shares
Sold	67,138	115,317	—	—	1,698	37,143
Issued in reinvestment of dividends to shareholders	19,270	30,526	549	957	611	3,399
Redeemed	(127,291)	(238,567)	(549)	(956)	(2,280)	(7,000)
Net increase (decrease) in shares outstanding	(40,883)	(92,724)	—	1	29	33,542
Shares outstanding at beginning of period	1,118,004	1,210,728	22,289	22,288	48,566	15,024
Shares outstanding at end of period	1,077,121	1,118,004	22,289	22,289	48,595	48,566

Ultra Shares
Sold	36,222	5,753,908	N/A	N/A	117,738	443,014
Issued in reinvestment of dividends to shareholders	134,713	128,741	N/A	N/A	62,910	1,316,438
Redeemed	(6,760)	—	N/A	N/A	(2,790,961)	(4,353,901)
Net increase (decrease) in shares outstanding	164,175	5,882,649	N/A	N/A	(2,610,313)	(2,594,449)
Shares outstanding at beginning of period	5,882,649	—	N/A	N/A	5,937,921	8,532,370
Shares outstanding at end of period	6,046,824	5,882,649	N/A	N/A	3,327,608	5,937,921

(a)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asset Income Fund.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Real Estate Fund(a)
	Six Months
	Ended	Ten Months
	April 30,	Ended	Year Ended
	2024	October 31,	December 31,
	(Unaudited)	2023(b)	2022
FROM OPERATIONS
Net investment income	$220,187	$254,860	$439,337
Net realized gains (losses) on investments, and foreign currency transactions	255,643	(1,454,948)	(1,273,203)
Net change in unrealized appreciation (depreciation) on investments, and foreign currency translations	1,268,247	281,685	(5,505,436)
Net increase (decrease) in net assets resulting from operations	1,737,755	(918,403)	(6,339,302)
DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Institutional Shares	(25,217)	(31,451)	(65,104)
A Class Shares	(157,476)	(202,138)	(339,643)
C Class Shares	(5,555)	(9,458)	(18,838)
Investor Shares	N/A	N/A	(8,930)
From return of capital
Institutional Shares	—	(11,986)	(9,386)
A Class Shares	—	(77,040)	(50,743)
C Class Shares	—	(3,604)	(2,716)
Total distributions	(188,248)	(335,677)	(495,360)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	192,941	59,527	473,444
Reinvestment of dividends	25,174	42,853	70,414
Redeemed	(192,717)	(769,167)	(736,257)
Net increase (decrease) from Institutional Shares capital share transactions	25,398	(666,787)	(192,399)
A Class Shares
Issued	86,966	78,445	1,082,573
Shares exchanged from Investor Class	—	—	375,371
Reinvestment of dividends	146,568	260,215	364,099
Redeemed	(1,885,503)	(1,752,978)	(3,395,911)
Net decrease from A Class Shares capital share transactions	(1,651,969)	(1,414,318)	(1,573,868)
C Class Shares
Issued	1,200	82,100	302,955
Reinvestment of dividends	4,285	10,654	17,334
Redeemed	(416,133)	(117,944)	(440,370)
Net decrease from C Class Shares capital share transactions	(410,648)	(25,190)	(120,081)

(a)	Effective March 31, 2024, Westwood Salient Global Real Estate was renamed as Westwood Global Real Estate Fund.

(b)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Real Estate Fund(a)
	Six Months
	Ended	Ten Months
	April 30,	Ended	Year Ended
	2024	October 31,	December 31,
	(Unaudited)	2023(b)	2022
Investor Shares
Issued	N/A	N/A	$135,493
Reinvestment of dividends	N/A	N/A	8,318
Redeemed	N/A	N/A	(342,437)
Shares exchanged to A Class	N/A	N/A	(375,371)
Net decrease from Investor Shares capital share transactions	N/A	N/A	(573,997)
Net decrease in net assets from capital share transactions	(2,037,219)	(2,106,295)	(2,460,345)
TOTAL DECREASE IN NET ASSETS	(487,712)	(3,360,375)	(9,295,007)
NET ASSETS
Beginning of period	16,667,015	20,027,390	29,322,397
End of period	$16,179,303	$16,667,015	$20,027,390
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	15,436	5,031	37,995
Issued in reinvestment of dividends to shareholders	1,993	3,743	5,798
Redeemed	(15,898)	(64,872)	(59,582)
Net increase (decrease) in shares outstanding	1,531	(56,098)	(15,789)
Shares outstanding at beginning of period	170,160	226,258	242,047
Shares outstanding at end of period	171,691	170,160	226,258
A Class Shares
Sold	7,416	6,736	83,390
Issued in reinvestment of dividends to shareholders	11,545	22,646	30,062
Redeemed	(155,373)	(149,559)	(270,148)
Shares issued in connection with exchange of Investor Shares	—	—	31,545
Net decrease in shares outstanding	(136,412)	(120,177)	(125,151)
Shares outstanding at beginning of period	1,278,938	1,399,115	1,524,266
Shares outstanding at end of period	1,142,526	1,278,938	1,399,115
C Class Shares
Sold	99	6,559	21,373
Issued in reinvestment of dividends to shareholders	337	928	1,441
Redeemed	(34,818)	(9,992)	(35,931)
Net decrease in shares outstanding	(34,382)	(2,505)	(13,117)
Shares outstanding at beginning of period	88,722	91,227	104,344
Shares outstanding at end of period	54,340	88,722	91,227
Investor Shares
Sold	N/A	N/A	9,405
Issued in reinvestment of dividends to shareholders	N/A	N/A	662
Redeemed	N/A	N/A	(26,474)
Shares exchanged for A Class Shares	N/A	N/A	(31,415)
Net increase (decrease) in shares outstanding	N/A	N/A	(47,822)
Shares outstanding at beginning of period	N/A	N/A	47,822
Shares outstanding at end of period	N/A	N/A	—

(a)	Effective March 31, 2024, Westwood Salient Global Real Estate was renamed as Westwood Global Real Estate Fund.

(b)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Real Estate			Westwood Broadmark Tactical
	Income Fund(a)			Growth Fund
	Six Months			Six Months
	Ended	Ten Months		Ended	Ten Months
	April 30,	Ended	Year Ended	April 30,	Ended	Year Ended
	2024	October 31,	December 31,	2024	October 31,	December 31,
	(Unaudited)	2023(b)	2022	(Unaudited)	2023(b)	2022
FROM OPERATIONS
Net investment income (loss)	$9,416,426	$9,748,315	$8,841,841	$2,960,495	$5,460,655	$(773,929)
Net realized gains (losses) from investments, futures and foreign currency transactions	(138,404)	4,468,437	(2,566,542)	(5,319,057)	2,299,216	14,378,624
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	15,685,040	(13,271,953)	(46,688,258)	4,519,549	(4,529,487)	(38,986,046)
Net increase (decrease) in net assets resulting from operations	24,963,062	944,799	(40,412,959)	2,160,987	3,230,384	(25,381,351)
DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Institutional Shares	(5,623,826)	(6,558,250)	(4,587,481)	(7,979,746)	—	(6,735,312)
A Class Shares	(3,540,039)	(4,856,495)	(3,780,834)	(751,357)	—	(818,486)
C Class Shares	(192,307)	(250,766)	(246,967)	(173,655)	—	(259,189)
Investor Shares	N/A	N/A	(226,733)	N/A	N/A	—
From return of capital
Institutional Shares	—	(257,080)	(2,929,176)	—	—	—
A Class Shares	—	(190,372)	(2,414,128)	—	—	—
C Class Shares	—	(9,830)	(157,692)	—	—	—
Investor Shares	N/A	N/A	(144,772)	N/A	N/A	—
Total distributions	(9,356,172)	(12,122,793)	(14,487,783)	(8,904,758)	—	(7,812,987)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	22,771,182	52,986,286	39,575,329	26,554,150	47,886,289	86,724,446
Reinvestment of dividends	5,616,100	6,804,600	7,217,721	7,964,224	—	6,717,078
Proceeds from redemption fees	10	—	—	—	—	—
Redeemed	(21,535,847)	(22,299,802)	(54,098,954)	(80,539,036)	(71,540,822)	(129,638,672)
Net increase (decrease) from Institutional Shares capital share transactions	6,851,435	37,491,084	(7,305,904)	(46,020,662)	(23,654,533)	(36,197,148)
A Class
Issued	2,810,237	6,702,953	5,804,611	794,841	2,367,336	5,969,905
Shares exchanged from Investor Class	—	—	7,912,733	—	—	7,335,253
Reinvestment of dividends	3,054,000	4,316,540	4,946,000	729,546	—	772,858
Redeemed	(12,064,194)	(15,244,259)	(17,663,523)	(4,869,366)	(9,156,328)	(6,388,881)
Net increase (decrease) from A Class Shares capital share transactions	(6,199,957)	(4,224,766)	999,821	(3,344,979)	(6,788,992)	7,689,135
C Class
Issued	860,324	931,919	382,301	385,296	343,187	2,036,277
Reinvestment of dividends	181,019	242,036	367,092	172,002	—	254,902
Redeemed	(716,813)	(1,274,471)	(4,470,668)	(2,319,829)	(1,938,797)	(2,514,488)
Net increase (decrease) from C Class Shares capital share transactions	324,530	(100,516)	(3,721,275)	(1,762,531)	(1,595,610)	(223,309)

(a)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(b)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Real Estate			Westwood Broadmark Tactical
	Income Fund(a)			Growth Fund
	Six Months			Six Months
	Ended	Ten Months		Ended	Ten Months
	April 30,	Ended	Year Ended	April 30,	Ended	Year Ended
	2024	October 31,	December 31,	2024	October 31,	December 31,
	(Unaudited)	2023(b)	2022	(Unaudited)	2023(b)	2022
Investor Class
Issued	N/A	N/A	$2,676,209	N/A	N/A	$22,511,744
Reinvestment of dividends	N/A	N/A	365,958	N/A	N/A	—
Redeemed	N/A	N/A	(3,295,504)	N/A	N/A	(19,381,817)
Shares exchanged to A Class	N/A	N/A	(7,912,733)	N/A	N/A	(7,335,253)
Net decrease from Investor Shares capital share transactions	N/A	N/A	(8,166,070)	N/A	N/A	(4,205,326)
Net increase (decrease) in net assets from capital share transactions	976,008	33,165,802	(18,193,428)	(51,128,172)	(32,039,135)	(32,936,648)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,582,898	21,987,808	(73,094,170)	(57,871,943)	(28,808,751)	(66,130,986)
NET ASSETS
Beginning of period	240,469,438	218,481,630	291,575,800	242,315,330	271,124,081	337,255,067
End of period	$257,052,336	$240,469,438	$218,481,630	184,443,387	242,315,330	$271,124,081

CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	1,249,001	2,996,731	1,999,336	1,023,531	1,837,415	3,163,746
Issued in reinvestment of dividends to shareholders	305,244	393,446	393,116	308,306	—	257,656
Redeemed	(1,188,083)	(1,266,003)	(2,798,890)	(3,113,892)	(2,733,946)	(4,698,546)
Net increase (decrease) in shares outstanding	366,162	2,124,174	(406,438)	(1,782,055)	(896,531)	(1,277,144)
Shares outstanding at beginning of period	8,384,243	6,260,069	6,666,507	8,163,741	9,060,272	10,337,416
Shares outstanding at end of period	8,750,405	8,384,243	6,260,069	6,381,686	8,163,741	9,060,272

A Class Shares
Sold	154,234	378,510	293,830	32,922	113,413	238,306
Issued in reinvestment of dividends to shareholders	165,224	248,569	269,441	—	—	31,778
Redeemed	(664,722)	(859,797)	(909,441)	30,349	(392,281)	(253,164)
Shares issued in connection with exchange of Investor Shares	—	—	448,845	(202,304)	—	293,979
Net increase (decrease) in shares outstanding	(345,264)	(232,718)	102,675	(139,033)	(278,868)	310,899
Shares outstanding at beginning of period	5,722,749	5,955,467	5,852,792	836,437	1,115,305	804,406
Shares outstanding at end of period	5,377,485	5,722,749	5,955,467	697,404	836,437	1,115,305

C Class Shares
Sold	48,688	54,073	21,541	17,352	15,193	85,819
Issued in reinvestment of dividends to shareholders	10,171	14,441	20,451	7,800	—	11,369
Redeemed	(41,057)	(74,391)	(241,088)	(104,252)	(86,744)	(105,134)
Net increase (decrease) in shares outstanding	17,802	(5,877)	(199,096)	(79,100)	(71,551)	(7,946)
Shares outstanding at beginning of period	330,833	336,710	535,806	277,867	349,418	357,364
Shares outstanding at end of period	348,635	330,833	336,710	198,767	277,867	349,418

(a)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(b)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Real Estate			Westwood Broadmark Tactical
	Income Fund(a)			Growth Fund
	Six Months			Six Months
	Ended	Ten Months		Ended	Ten Months
	April 30,	Ended	Year Ended	April 30,	Ended	Year Ended
	2024	October 31,	December 31,	2024	October 31,	December 31,
	(Unaudited)	2023(b)	2022	(Unaudited)	2023(b)	2022
Investor Shares
Sold	N/A	N/A	135,787	N/A	N/A	861,114
Issued in reinvestment of dividends to shareholders	N/A	N/A	19,397	N/A	N/A	—
Redeemed	N/A	N/A	(169,323)	N/A	N/A	(750,528)
Shares exchanged for A Class Shares	N/A	N/A	(450,660)	N/A	N/A	(287,438)
Net decrease in shares outstanding	N/A	N/A	(464,799)	N/A	N/A	(176,852)
Shares outstanding at beginning of period	N/A	N/A	464,799	N/A	N/A	176,852
Shares outstanding at end of period	N/A	N/A	—	N/A	N/A	—

(a)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(b)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Broadmark Tactical Plus Fund
	Six Months
	Ended	Ten Months
	April 30,	Ended	Year Ended
	2024	October 31,	December 31,
	(Unaudited)	2023(a)	2022
FROM OPERATIONS
Net investment income	$1,348,538	$2,313,424	$331,413
Net realized gains (losses) on investments, futures, purchased options, and written options	(939,313)	319,416	8,980,184
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, and written options	(1,093,998)	972,305	(10,522,511)
Net increase (decrease) in net assets resulting from operations	(684,773)	3,605,145	(1,210,914)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(1,440,028)	—	(2,385,920)
A Class Shares	(23,687)	—	(40,913)
C Class Shares	(11,420)	—	(30,908)
F Class Shares	(1,638,590)	—	(2,661,204)
Total distributions	(3,113,725)	—	(5,118,945)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	4,010,394	7,525,146	8,068,184
Reinvestment of dividends	1,440,028	—	2,385,919
Redeemed	(4,781,665)	(7,415,427)	(3,820,145)
Net increase from Institutional Shares capital share transactions	668,757	109,719	6,633,958
A Class
Issued	2,100	86,412	70,960
Reinvestment of dividends	23,687	—	40,913
Redeemed	(100,929)	(79,103)	(53,076)
Net increase (decrease) from A Class Shares capital share transactions	(75,142)	7,309	58,797
C Class
Issued	88,015	—	15
Reinvestment of dividends	11,420	—	30,908
Redeemed	(124,208)	(24,130)	(123,653)
Net decrease from C Class Shares capital share transactions	(24,773)	(24,130)	(92,730)
Class F Shares
Issued	715,164	6,566,976	5,280,910
Reinvestment of dividends	1,638,590	—	2,661,204
Redeemed	(5,132,104)	(5,339,791)	(7,164,813)
Net increase (decrease) from F Class Shares capital share transactions	(2,778,350)	1,227,185	777,301
Net increase (decrease) in net assets from capital share transactions	(2,209,508)	1,320,083	7,377,326
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,008,006)	4,925,228	1,047,467
NET ASSETS
Beginning of period	$77,389,911	$72,464,683	$71,417,216
End of period	71,381,905	$77,389,911	$72,464,683

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Broadmark Tactical Plus Fund
	Six Months
	Ended	Ten Months
	April 30,	Ended	Year Ended
	2024	October 31,	December 31,
	(Unaudited)	2023(a)	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	353,851	662,702	659,284
Issued in reinvestment of dividends to shareholders	128,141	—	211,143
Redeemed	(422,314)	(650,561)	(317,193)
Net increase in shares outstanding	59,678	12,141	553,234
Shares outstanding at beginning of period	3,060,497	3,048,356	2,495,122
Shares outstanding at end of period	3,120,175	3,060,497	3,048,356

A Class Shares
Sold	189	7,729	5,931
Issued in reinvestment of dividends to shareholders	2,148	—	3,689
Redeemed	(9,107)	(7,137)	(4,490)
Net increase (decrease) in shares outstanding	(6,770)	592	5,130
Shares outstanding at beginning of period	53,279	52,687	47,557
Shares outstanding at end of period	46,509	53,279	52,687

C Class Shares
Sold	8,564	—	1
Issued in reinvestment of dividends to shareholders	1,110	—	2,983
Redeemed	(11,946)	(2,299)	(10,994)
Net decrease in shares outstanding	(2,272)	(2,299)	(8,010)
Shares outstanding at beginning of period	37,700	39,999	48,009
Shares outstanding at end of period	35,428	37,700	39,999

Class F Shares
Sold	62,219	566,784	435,032
Issued in reinvestment of dividends to shareholders	142,386	—	230,208
Redeemed	(442,281)	(456,195)	(577,435)
Net increase (decrease) in shares outstanding	(237,676)	110,589	87,805
Shares outstanding at beginning of period	3,316,220	3,205,631	3,117,826
Shares outstanding at end of period	3,078,544	3,316,220	3,205,631

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality Value Fund (1)

	Six Months Ended
Westwood Quality Value Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$12.27		$12.52	$15.46	$11.80	$13.16	$13.07
Net investment income (a)	0.11		0.19	0.18	0.13	0.20	0.22
Net realized and unrealized gains (losses) on investments	1.73		(0.25)	(0.74)	4.28	(0.95)	1.21
Total from investment operations	1.84		(0.06)	(0.56)	4.41	(0.75)	1.43
Less distributions from:
Net investment income	(0.23)		(0.19)	(0.10)	(0.17)	(0.21)	(0.19)
Net realized gains	(0.27)		—	(2.28)	(0.58)	(0.40)	(1.15)
Total distributions	(0.50)		(0.19)	(2.38)	(0.75)	(0.61)	(1.34)
Net asset value at end of period	$13.61		$12.27	$12.52	$15.46	$11.80	$13.16
Total return (b)	15.18	% (c)	(0.51%)	(4.37)%	38.80%	(6.11)%	13.23%
Net assets at end of period (in 000s)	$202,582		$183,878	$249,760	$206,730	$172,349	$224,664
Ratio of net expenses to average net assets (d)	0.62	% (e)	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets	0.68	% (e)	0.70%	0.69%	0.76%	0.77%	0.73%
Ratio of net investment income to average net assets (d)	1.59	% (e)	1.52%	1.38%	0.91%	1.66%	1.80%
Portfolio turnover rate (f)	22	% (c)	57%	77%	72%	52%	36%

	Six Months Ended
Westwood Quality Value Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
A Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$12.33		$12.58	$15.53	$11.84	$13.20	$13.12
Net investment income (a)	0.09		0.17	0.15	0.08	0.18	0.19
Net realized and unrealized gains (losses) on investments	1.75		(0.26)	(0.75)	4.31	(0.96)	1.21
Total from investment operations	1.84		(0.09)	(0.60)	4.39	(0.78)	1.40
Less distributions from:
Net investment income	(0.21)		(0.16)	(0.07)	(0.12)	(0.18)	(0.17)
Net realized gains	(0.27)		—	(2.28)	(0.58)	(0.40)	(1.15)
Total distributions	(0.48)		(0.16)	(2.35)	(0.70)	(0.58)	(1.32)
Net asset value at end of period	$13.69		$12.33	$12.58	$15.53	$11.84	$13.20
Total return (b)	15.09	% (c)	(0.75%)	(4.64)%	38.46%	(6.32)%	12.92%
Net assets at end of period (in 000s)	$1,496		$1,218	$1,402	$858	$2,143	$13,174
Ratio of net expenses to average net assets (d)	0.80	% (e)	0.82%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	0.86	% (e)	0.88%	0.94%	1.01%	1.00%	0.98%
Ratio of net investment income to average net assets (d)	1.40	% (e)	1.35%	1.15%	0.58%	1.43%	1.54%
Portfolio turnover rate (f)	22	% (c)	57%	77%	72%	52%	36%

Amounts designated as “—” are either $0.00 or have been rounded to $ 0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality Value Fund (1) (Continued)

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality Value Fund - C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$11.99		$12.28	$15.33	$11.80	$10.17
Net investment income (b)	0.04		0.07	0.06	0.01	0.16
Net realized and unrealized gains (losses) on investments	1.70		(0.25)	(0.74)	4.27	1.47
Total from investment operations	1.74		(0.18)	(0.68)	4.28	1.63
Less distributions from:
Net investment income	(0.11)		(0.11)	(0.09)	(0.17)	—
Net realized gains	(0.27)		—	(2.28)	(0.58)	—
Total distributions	(0.38)		(0.11)	(2.37)	(0.75)	—
Net asset value at end of period	$13.35		$11.99	$12.28	$15.33	$11.80
Total return (c)	14.67	% (d)	(1.49%)	(5.36)%	37.62%	16.03	% (d)
Net assets at end of period (in 000s)	$167		$126	$98	$—	$—
Ratio of net expenses to average net assets (e)	1.55	% (f)	1.56%	1.65%	1.48%	0.00	% (f)(g)
Ratio of gross expenses to average net assets	1.61	% (f)	1.63%	1.68%	1.48%	0.00	% (f)(g)
Ratio of net investment income to average net assets (e)	0.61	% (f)	0.57%	0.46%	0.08%	2.29	% (f)
Portfolio turnover rate (h)	22	% (d)	57%	77%	72%	52	% (d)

	Six Months Ended
	April 30, 2024		Period Ended
Westwood Quality Value Fund - Ultra Shares	(Unaudited)		October 31, 2023 (i)
Net asset value at beginning of period	$12.26		$13.30
Net investment income (b)	0.10		0.17
Net realized and unrealized gains (losses) on investments	1.73		(1.02)
Total from investment operations	1.83		(0.85)
Less distributions from:
Net investment income	(0.24)		(0.19)
Net realized gains	(0.27)		—
Total distributions	(0.51)		(0.19)
Net asset value at end of period	$13.58		$12.26
Total return (c)	15.12	% (d)	(6.42	)% (d)
Net assets at end of period (in 000s)	$1		$1
Ratio of net expenses to average net assets (e)	0.55	% (f)	0.55	% (f)
Ratio of gross expenses to average net assets	0.61	% (f)	0.82	% (f)
Ratio of net investment income to average net assets (e)	1.52	% (f)	1.46	% (f)
Portfolio turnover rate (h)	22	% (d)	57	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality MidCap Fund

	Six Months Ended
	April 30, 2024		Year Ended	Period Ended
Westwood Quality MidCap Fund - Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022(a)
Net asset value at beginning of period	$9.63		$9.64	$10.00
Net investment income (b)	0.09		0.14	0.11
Net realized and unrealized gains (losses) on investments	1.65		(0.01)	(0.47)
Total from investment operations	1.74		0.13	(0.36)
Less distributions from:
Net investment income	(0.13)		(0.14)	—
Net realized gains	(0.13)		—	—
Total distributions	(0.26)		(0.14)	—
Net asset value at end of period	$11.11		$9.63	$9.64
Total return (c)	18.14	% (d)	1.29%	(3.60	)% (d)
Net assets at end of period (in 000s)	$1,822		$1,526	$530
Ratio of net expenses to average net assets (e)	0.64	% (f)	0.62%	0.58	% (f)(g)
Ratio of gross expenses to average net assets	3.12	% (f)	5.79%	20.06	% (f)
Ratio of net investment income to average net assets (e)	1.68	% (f)	1.43%	1.21	% (f)
Portfolio turnover rate	28	% (d)	72%	96	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ending October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SMidCap Fund (1)

	Six Months Ended
Westwood Quality SMidCap Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$12.88		$12.89	$16.62	$11.97	$14.21	$15.50
Net investment income (a)	0.08		0.13	0.08	0.15	0.11	0.10
Net realized and unrealized gains (losses) on investments	2.19		0.05	(1.45)	4.89	(0.75)	0.84
Total from investment operations	2.27		0.18	(1.37)	5.04	(0.64)	0.94
Less distributions from:
Net investment income	(0.14)		(0.09)	(0.11)	(0.13)	(0.11)	(0.11)
Net realized gains	(0.28)		(0.10)	(2.25)	(0.26)	(1.49)	(2.12)
Total distributions	(0.42)		(0.19)	(2.36)	(0.39)	(1.60)	(2.23)
Net asset value at end of period	$14.73		$12.88	$12.89	$16.62	$11.97	$14.21
Total return (b)	17.81	% (c)	1.42%	(9.64%)	42.85%	(5.39)%	9.46%
Net assets at end of period (in 000s)	$200,348		$167,877	$201,586	$237,479	$164,350	$187,341
Ratio of net expenses to average net assets (d)	0.85	% (e)(h)	0.86%	0.87%	0.88%	0.88%	0.88%
Ratio of gross expenses to average net assets	1.00	% (e)(h)	1.01%	1.02%	1.10%	1.05%	1.02%
Ratio of net investment income to average net assets (d)	1.14	% (e)	0.96%	0.62%	0.99%	0.90%	0.75%
Portfolio turnover rate (f)	38	% (c)	87%	104%	106%	69%	56%

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SMidCap Fund - Ultra Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020(g)
Net asset value at beginning of period	$12.88		$12.90	$16.62	$11.96	$11.44
Net investment income (a)	0.10		0.15	0.11	0.16	—
Net realized and unrealized gains (losses) on investments	2.18		0.04	(1.44)	4.91	0.52
Total from investment operations	2.28		0.19	(1.33)	5.07	0.52
Less distributions from:
Net investment income	(0.16)		(0.11)	(0.14)	(0.15)	—
Net realized gains	(0.28)		(0.10)	(2.25)	(0.26)	—
Total distributions	(0.44)		(0.21)	(2.39)	(0.41)	—
Net asset value at end of period	$14.72		$12.88	$12.90	$16.62	$11.96
Total return (b)	17.92	% (c)	1.54%	(9.41)%	43.19%	4.55	% (c)
Net assets at end of period (in 000s)	$77,777		$114,584	$88,909	$100,933	$2,072
Ratio of net expenses to average net assets (d)	0.71	% (e)(h)	0.68%	0.68%	0.68%	0.70	% (e)
Ratio of gross expenses to average net assets	0.86	% (e)(h)	0.83%	0.83%	0.90%	1.02	% (e)
Ratio of net investment income to average net assets (d)	1.41	% (e)	1.12%	0.80%	1.00%	0.08	% (e)
Portfolio turnover rate (f)	38	% (c)	87%	104%	106%	69	% (c)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Represents the period from the commencement of operations (July 31, 2020) through October 31, 2020.

(h)	Includes 0.03% of borrowing costs (Note 2).

(1)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SmallCap Fund (1)

	Six Months Ended
Westwood Quality SmallCap Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$18.06		$18.88	$21.99	$14.46	$16.97	$16.76
Net investment income (a)	0.16		0.27	0.18	0.18	0.12	0.11
Net realized and unrealized gains (losses) on investments	2.34		(0.42)	(2.28)	7.47	(2.45)	1.10
Total from investment operations	2.50		(0.15)	(2.10)	7.65	(2.33)	1.21
Less distributions from:
Net investment income	(0.28)		(0.19)	(0.20)	(0.12)	(0.12)	(0.12)
Net realized gains	(0.55)		(0.48)	(0.81)	—	(0.06)	(0.88)
Total distributions	(0.83)		(0.67)	(1.01)	(0.12)	(0.18)	(1.00)
Net asset value at end of period	$19.73		$18.06	$18.88	$21.99	$14.46	$16.97
Total return (b)	13.89	% (c)	(0.92%)	(10.08)%	53.07%	(13.90)%	8.65%
Net assets at end of period (in 000s)	$469,558		$427,774	$476,094	$586,435	$357,901	$418,949
Ratio of net expenses to average net assets (d)	0.89	% (e)	0.92%	0.92%	0.92%	0.99%	0.99%
Ratio of gross expenses to average net assets	1.02	% (e)	1.05%	1.04%	1.09%	1.16%	1.11%
Ratio of net investment income to average net assets (d)	1.64	% (e)	1.43%	0.94%	0.90%	0.81%	0.66%
Portfolio turnover rate (f)	35	% (c)	58%	60%	58%	67%	64%

	Six Months Ended
Westwood Quality SmallCap Fund - A Class	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (g)
Net asset value at beginning of period	$17.99		$18.84	$21.94	$14.44	$16.99	$15.78
Net investment income (a)	0.15		0.26	0.16	0.16	0.08	(0.02)
Net realized and unrealized gains (losses) on investments	2.33		(0.43)	(2.27)	7.45	(2.43)	1.23
Total from investment operations	2.48		(0.17)	(2.11)	7.61	(2.35)	1.21
Less distributions from:
Net investment income	(0.24)		(0.20)	(0.18)	(0.11)	(0.14)	—
Net realized gains	(0.55)		(0.48)	(0.81)	—	(0.06)	—
Total distributions	(0.79)		(0.68)	(0.99)	(0.11)	(0.20)	—
Net asset value at end of period	$19.68		$17.99	$18.84	$21.94	$14.44	$16.99
Total return (b)	13.82	% (c)	(1.03%)	(10.15)%	52.90%	(14.04)%	7.67	% (c)
Net assets at end of period (in 000s)	$2,490		$2,161	$1,556	$1,470	$881	$96
Ratio of net expenses to average net assets (d)	1.04	% (e)	1.04%	1.04%	1.04%	1.09%	1.08	% (e)
Ratio of gross expenses to average net assets	1.17	% (e)	1.17%	1.16%	1.22%	1.28%	1.30	% (e)
Ratio of net investment income to average net assets (d)	1.47	% (e)	1.38%	0.81%	0.77%	0.55%	(0.90	)% (e)
Portfolio turnover rate (f)	35	% (c)	58%	60%	58%	67%	64	% (c)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SmallCap Fund (1) (Continued)

	Six Months Ended
Westwood Quality SmallCap Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019(a)
Net asset value at beginning of period	$17.81		$18.62	$21.75	$14.34	$16.98	$15.78
Net investment income (b)	0.06		0.10	0.01	(0.01)	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	2.31		(0.41)	(2.25)	7.44	(2.45)	1.24
Total from investment operations	2.37		(0.31)	(2.24)	7.43	(2.46)	1.20
Less distributions from:
Net investment income	(0.20)		(0.02)	(0.08)	(0.02)	(0.12)	—
Net realized gains	(0.55)		(0.48)	(0.81)	—	(0.06)	—
Total distributions	(0.75)		(0.50)	(0.89)	(0.02)	(0.18)	—
Net asset value at end of period	$19.43		$17.81	$18.62	$21.75	$14.34	$16.98
Total return (c)	13.37	% (d)	(1.77%)	(10.84)%	51.81%	(14.67)%	7.60	% (d)
Net assets at end of period (in 000s)	$2,455		$1,029	$708	$849	$186	$51
Ratio of net expenses to average net assets (e)	1.79	% (f)	1.79%	1.79%	1.79%	1.84%	1.79	% (f)
Ratio of gross expenses to average net assets	1.92	% (f)	1.92%	1.91%	1.97%	2.02%	2.05	% (f)
Ratio of net investment income to average net assets (e)	0.60	% (f)	0.51%	0.07%	(0.04)%	(0.08)%	(1.67	)% (f)
Portfolio turnover rate (g)	35	% (d)	58%	60%	58%	67%	64	% (d)

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SmallCap Fund - Ultra Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020(h)
Net asset value at beginning of period	$18.08		$18.91	$22.01	$14.47	$11.72
Net investment income (b)	0.17		0.29	0.21	0.20	0.05
Net realized and unrealized gains (losses) on investments	2.36		(0.43)	(2.28)	7.48	2.70
Total from investment operations	2.53		(0.14)	(2.07)	7.68	2.75
Less distributions from:
Net investment income	(0.31)		(0.21)	(0.22)	(0.14)	—
Net realized gains	(0.55)		(0.48)	(0.81)	—	—
Total distributions	(0.86)		(0.69)	(1.03)	(0.14)	—
Net asset value at end of period	$19.75		$18.08	$18.91	$22.01	$14.47
Total return (c)	14.00	% (d)	(0.83%)	(9.91)%	53.29%	23.46	% (d)
Net assets at end of period (in 000s)	$709,057		$608,142	$511,179	$506,444	$151,903
Ratio of net expenses to average net assets (e)	0.79	% (f)	0.79%	0.79%	0.79%	0.81	% (f)
Ratio of gross expenses to average net assets	0.92	% (f)	0.92%	0.91%	0.97%	1.10	% (f)
Ratio of net investment income to average net assets (e)	1.73	% (f)	1.52%	1.07%	0.95%	0.63	% (f)
Portfolio turnover rate (g)	35	% (d)	58%	60%	58%	67	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality AllCap Fund

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Period Ended
Westwood Quality AllCap Fund - Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021(a)
Net asset value at beginning of period	$10.02		$10.03	$10.59	$10.00
Net investment income (b)	0.09		0.16	0.16	—
Net realized and unrealized gains (losses) on investments	1.15		—	(0.67)	0.59
Total from investment operations	1.24		0.16	(0.51)	0.59
Less distributions from:
Net investment income	(0.17)		(0.17)	(0.03)	—
Net realized gains	(0.20)		—	(0.02)	—
Total distributions	(0.37)		(0.17)	(0.05)	—
Net asset value at end of period	$10.89		$10.02	$10.03	$10.59
Total return (c)	12.49	% (d)	1.56%	(4.86)%	5.90	% (d)
Net assets at end of period (in 000s)	$474		$197	$553	$529
Ratio of net expenses to average net assets (e)	0.46	% (f)(h)	0.48%	0.45%	0.65	% (f)
Ratio of gross expenses to average net assets	0.87	% (f)(h)	0.91%	0.93%	2.25	% (f)
Ratio of net investment income to average net assets (e)	1.67	% (f)	1.56%	1.55%	0.22	% (f)
Portfolio turnover rate (g)	38	% (d)	84%	101%	4	% (d)

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Period Ended
Westwood Quality AllCap Fund - Ultra Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021(a)
Net asset value at beginning of period	$10.02		$10.03	$10.59	$10.00
Net investment income (b)	0.09		0.16	0.16	—
Net realized and unrealized gains (losses) on investments	1.15		—	(0.67)	0.59
Total from investment operations	1.24		0.16	(0.51)	0.59
Less distributions from:
Net investment income	(0.17)		(0.17)	(0.03)	—
Net realized gains	(0.20)		—	(0.02)	—
Total distributions	(0.37)		(0.17)	(0.05)	—
Net asset value at end of period	$10.89		$10.02	$10.03	$10.59
Total return (c)	12.51	% (d)	1.53%	(4.81)%	5.90	% (d)
Net assets at end of period (in 000s)	$21,275		$20,153	$21,750	$21,715
Ratio of net expenses to average net assets (e)	0.46	% (f)(h)	0.45%	0.45%	0.45	% (f)
Ratio of gross expenses to average net assets	0.87	% (f)(h)	0.88%	0.93%	2.07	% (f)
Ratio of net investment income to average net assets (e)	1.76	% (f)	1.57%	1.55%	0.44	% (f)
Portfolio turnover rate (g)	38	% (d)	84%	101%	4	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Includes 0.01% of borrowing costs (Note 2).

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Capital Appreciation and Income Fund (1)(2)

	Six Months Ended
Westwood Capital Appreciation and	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Income Fund - Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$6.02		$6.09	$7.65	$6.43	$6.64	$10.46
Net investment income (a)	0.12		0.23	0.17	0.13	0.07	0.12
Net realized and unrealized gains (losses) on investments	0.64		(0.09)	(1.10)	1.41	0.92	0.53
Total from investment operations	0.76		0.14	(0.93)	1.54	0.99	0.65
Less distributions from:
Net investment income	(0.11)		(0.21)	(0.16)	(0.13)	(0.06)	(0.36)
Net realized gains	—		—	(0.47)	(0.19)	(1.14)	(4.11)
Total distributions	(0.11)		(0.21)	(0.63)	(0.32)	(1.20)	(4.47)
Net asset value at end of period	$6.67		$6.02	$6.09	$7.65	$6.43	$6.64
Total return (b)	12.65	% (c)	2.22%	(13.05)%	24.46%	17.59%	16.55%
Net assets at end of period (in 000s)	$117,208		$111,063	$123,965	$143,710	$86,040	$4,722
Ratio of net expenses to average net assets (d)	0.35	% (e)	0.40%	0.64%	0.35%	0.75%	0.75%
Ratio of gross expenses to average net assets	0.45	% (e)	0.50%	0.72%	0.51%	1.10%	2.13%
Ratio of net investment income to average net assets (d)	3.64	% (e)	3.62%	2.60%	1.79%	1.11%	1.76%
Portfolio turnover rate (f)	19	% (c)	53%	63%	66%	62%	66%

	Six Months Ended
Westwood Capital Appreciation and Income Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
A Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (g)
Net asset value at beginning of period	$6.00		$6.07	$7.64	$6.43	$5.20
Net investment income (a)	0.11		0.22	0.14	0.11	0.03
Net realized and unrealized gains (losses) on investments	0.64		(0.10)	(1.09)	1.40	1.23
Total from investment operations	0.75		0.12	(0.95)	1.51	1.26
Less distributions from:
Net investment income	(0.10)		(0.19)	(0.15)	(0.11)	(0.03)
Net realized gains	—		—	(0.47)	(0.19)	—
Total distributions	(0.10)		(0.19)	(0.62)	(0.30)	(0.03)
Net asset value at end of period	$6.65		$6.00	$6.07	$7.64	$6.43
Total return (b)	12.55	% (c)	2.00%	(13.41)%	24.04%	24.30	% (c)
Net assets at end of period (in 000s)	$163		$144	$24	$4	$—
Ratio of net expenses to average net assets (d)	0.60	% (e)	0.65%	0.77%	0.64%	0.01	% (e)
Ratio of gross expenses to average net assets	0.70	% (e)	0.75%	0.85%	0.78%	0.01	% (e)
Ratio of net investment income to average net assets (d)	3.39	% (e)	3.49%	2.31%	1.47%	0.90	% (e)
Portfolio turnover rate (f)	19	% (c)	53%	63%	66%	62	% (c)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

(2)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Capital Appreciation and Income Fund (1)(2) (Continued)

	Six Months Ended
Westwood Capital Appreciation and Income Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$6.00		$6.06	$7.63	$6.43	$5.20
Net investment income (b)	0.09		0.17	0.11	0.02	0.03
Net realized and unrealized gains (losses) on investments	0.64		(0.09)	(1.11)	1.44	1.23
Total from investment operations	0.73		0.08	(1.00)	1.46	1.26
Less distributions from:
Net investment income	(0.08)		(0.14)	(0.10)	(0.07)	(0.03)
Net realized gains	—		—	(0.47)	(0.19)	—
Total distributions	(0.08)		(0.14)	(0.57)	(0.26)	(0.03)
Net asset value at end of period	$6.65		$6.00	$6.06	$7.63	$6.43
Total return (c)	12.22	% (d)	1.22%	(14.10)%	23.13%	24.30	% (d)
Net assets at end of period (in 000s)	$169		$65	$55	$73	$—
Ratio of net expenses to average net assets (e)	1.35	% (f)	1.40%	1.63%	1.37%	0.01	% (f)
Ratio of gross expenses to average net assets	1.45	% (f)	1.50%	1.71%	1.56%	0.01	% (f)
Ratio of net investment income to average net assets (e)	2.61	% (f)	2.70%	1.70%	0.24%	0.88	% (f)
Portfolio turnover rate (g)	19	% (d)	53%	63%	66%	62	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

(2)	Effective March 31, 2024, Westwood Total Return Fund was renamed as Westwood Capital Appreciation and Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Income Opportunity Fund

	Six Months Ended
Westwood Income Opportunity Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$10.46		$10.59	$13.92	$12.84	$15.89	$15.31
Net investment income (a)	0.22		0.38	0.30	0.23	0.22	0.32
Net realized and unrealized gains (losses) on investments	0.94		(0.12)	(2.19)	1.90	0.34	1.25
Total from investment operations	1.16		0.26	(1.89)	2.13	0.56	1.57
Less distributions from:
Net investment income	(0.26)		(0.39)	(0.28)	(0.50)	(0.20)	(0.36)
Net realized gains	—		—	(1.16)	(0.55)	(3.41)	(0.63)
Total distributions	(0.26)		(0.39)	(1.44)	(1.05)	(3.61)	(0.99)
Net asset value at end of period	$11.36		$10.46	$10.59	$13.92	$12.84	$15.89
Total return (b)	11.05	% (c)	2.35%	(14.97)%	17.21%	4.59%	10.99%
Net assets at end of period (in 000s)	$375,037		$391,661	$579,772	$814,633	$662,612	$1,056,504
Ratio of net expenses to average net assets (d)	0.82	% (e)	0.81%	0.81%	0.85%	0.89%	0.85%
Ratio of gross expenses to average net assets	0.82	% (e)	0.81%	0.81%	0.86%	0.89%	0.85%
Ratio of net investment income to average net assets (d)	3.82	% (e)	3.44%	2.52%	1.68%	1.69%	2.08%
Portfolio turnover rate (f)	20	% (c)	88%	81%	82%	111%	66%

	Six Months Ended
Westwood Income Opportunity Fund - A	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$10.45		$10.57	$13.90	$12.83	$15.88	$15.30
Net investment income (a)	0.21		0.36	0.27	0.20	0.18	0.28
Net realized and unrealized gains (losses) on investments	0.94		(0.11)	(2.19)	1.88	0.34	1.25
Total from investment operations	1.15		0.25	(1.92)	2.08	0.52	1.53
Less distributions from:
Net investment income	(0.25)		(0.37)	(0.25)	(0.46)	(0.16)	(0.32)
Net realized gains	—		—	(1.16)	(0.55)	(3.41)	(0.63)
Total distributions	(0.25)		(0.37)	(1.41)	(1.01)	(3.57)	(0.95)
Net asset value at end of period	$11.35		$10.45	$10.57	$13.90	$12.83	$15.88
Total return (b)	10.95	% (c)	2.25%	(15.21)%	16.86%	4.34%	10.71%
Net assets at end of period (in 000s)	$44,525		$44,318	$55,296	$62,614	$48,051	$64,450
Ratio of net expenses to average net assets (d)	0.99	% (e)	0.99%	1.06%	1.10%	1.14%	1.10%
Ratio of gross expenses to average net assets	0.99	% (e)	0.99%	1.06%	1.11%	1.14%	1.10%
Ratio of net investment income to average net assets (d)	3.64	% (e)	3.27%	2.27%	1.44%	1.43%	1.86%
Portfolio turnover rate (f)	20	% (c)	88%	81%	82%	111%	66%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Income Opportunity Fund (Continued)

	Six Months Ended
Westwood Income Opportunity Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (a)
Net asset value at beginning of period	$10.40		$10.53	$13.84	$12.79	$15.88	$15.77
Net investment income (b)	0.16		0.27	0.18	0.10	0.06	0.03
Net realized and unrealized gains (losses) on investments	0.94		(0.12)	(2.16)	1.88	0.36	0.16
Total from investment operations	1.10		0.15	(1.98)	1.98	0.42	0.19
Less distributions from:
Net investment income	(0.21)		(0.28)	(0.17)	(0.38)	(0.10)	(0.08)
Net realized gains	—		—	(1.16)	(0.55)	(3.41)	—
Total distributions	(0.21)		(0.28)	(1.33)	(0.93)	(3.51)	(0.08)
Net asset value at end of period	$11.29		$10.40	$10.53	$13.84	$12.79	$15.88
Total return (c)	10.51	% (d)	1.40%	(15.75)%	16.03%	3.52%	1.23	% (d)
Net assets at end of period (in 000s)	$12,164		$11,626	$12,743	$13,323	$4,453	$273
Ratio of net expenses to average net assets (e)	1.74	% (f)	1.74%	1.81%	1.85%	1.90%	1.90	% (f)
Ratio of gross expenses to average net assets	1.74	% (f)	1.74%	1.81%	1.86%	1.90%	1.90	% (f)
Ratio of net investment income to average net assets (e)	2.89	% (f)	2.51%	1.52%	0.70%	0.48%	1.11	% (f)
Portfolio turnover rate (g)	20	% (d)	88%	81%	82%	111%	66	% (d)

	Six Months Ended
	April 30, 2024		Period Ended
Westwood Income Opportunity Fund - Ultra Shares	(Unaudited)		October 31, 2023 (h)
Net asset value at beginning of period	$10.46		$11.12
Net investment income (b)	0.22		0.35
Net realized and unrealized gains (losses) on investments	0.94		(0.62)
Total from investment operations	1.16		(0.27)
Less distributions from:
Net investment income	(0.26)		(0.39)
Net realized gains	—		—
Total distributions	(0.26)		(0.39)
Net asset value at end of period	$11.36		$10.46
Total return (c)	11.08	% (d)	(2.47	)% (d)
Net assets at end of period (in 000s)	$68,697		$61,524
Ratio of net expenses to average net assets (e)	0.74	% (f)	0.74	% (f)
Ratio of gross expenses to average net assets	0.74	% (f)	0.74	% (f)
Ratio of net investment income to average net assets (e)	3.88	% (f)	3.51	% (f)
Portfolio turnover rate (g)	20	% (d)	88	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Multi-Asset Income Fund (1)(2)

	Six Months Ended
Westwood Multi-Asset Income Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$8.85		$8.95	$10.67	$9.55	$9.25	$9.12
Net investment income (a)	0.28		0.50	0.42	0.35	0.35	0.41
Net realized and unrealized gains (losses) on investments	0.55		(0.11)	(1.71)	1.14	0.29	0.15
Total from investment operations	0.83		0.39	(1.29)	1.49	0.64	0.56
Less distributions from:
Net investment income	(0.28)		(0.49)	(0.43)	(0.37)	(0.34)	(0.43)
Total distributions	(0.28)		(0.49)	(0.43)	(0.37)	(0.34)	(0.43)
Net asset value at end of period	$9.40		$8.85	$8.95	$10.67	$9.55	$9.25
Total return (b)	9.41	% (c)	4.27%	(12.38)%	15.69%	7.14%	6.25%
Net assets at end of period (in 000s)	$85,946		$93,810	$96,636	$94,360	$72,914	$65,168
Ratio of net expenses to average net assets (d)	0.76	% (e)	0.71%	0.80%	0.80%	0.27%	0.80%
Ratio of gross expenses to average net assets	0.84	% (e)	0.78%	0.87%	0.96%	0.59%	1.05%
Ratio of net investment income to average net assets (d)	5.98	% (e)	5.42%	4.31%	3.37%	3.78%	4.48%
Portfolio turnover rate (f)	26	% (c)	52%	62%	67%	130%	59%

	Six Months Ended
Westwood Multi-Asset Income Fund - A	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$8.89		$9.00	$10.72	$9.60	$9.29	$9.15
Net investment income (a)	0.27		0.47	0.39	0.33	0.34	0.39
Net realized and unrealized gains (losses) on investments	0.56		(0.11)	(1.71)	1.13	0.29	0.14
Total from investment operations	0.83		0.36	(1.32)	1.46	0.63	0.53
Less distributions from:
Net investment income	(0.27)		(0.47)	(0.40)	(0.34)	(0.32)	(0.39)
Total distributions	(0.27)		(0.47)	(0.40)	(0.34)	(0.32)	(0.39)
Net asset value at end of period	$9.45		$8.89	$9.00	$10.72	$9.60	$9.29
Total return (b)	9.36	% (c)	3.91%	(12.54)%	15.34%	7.01%	5.93%
Net assets at end of period (in 000s)	$7,917		$7,095	$2,321	$1,623	$320	$46
Ratio of net expenses to average net assets (d)	0.99	% (e)	0.94%	1.15%	1.05%	0.48%	1.05%
Ratio of gross expenses to average net assets	1.07	% (e)	1.01%	1.22%	1.21%	0.82%	1.26%
Ratio of net investment income to average net assets (d)	5.75	% (e)	5.07%	3.95%	3.05%	3.61%	4.26%
Portfolio turnover rate (f)	26	% (c)	52%	62%	67%	130%	59%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2019, Westwood Short Duration Multi-Asset Yield Fund was renamed as Westwood High Income Fund.

(2)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asseet Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Multi-Asset Income Fund (1)(2)(Continued)

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Multi-Asset Income Fund - C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$8.92		$9.01	$10.75	$9.55	$8.23
Net investment income (b)	0.24		0.41	0.33	0.22	0.24
Net realized and unrealized gains (losses) on investments	0.56		(0.10)	(1.74)	1.28	1.28
Total from investment operations	0.80		0.31	(1.41)	1.50	1.52
Less distributions from:
Net investment income	(0.24)		(0.40)	(0.33)	(0.30)	(0.20)
Total distributions	(0.24)		(0.40)	(0.33)	(0.30)	(0.20)
Net asset value at end of period	$9.48		$8.92	$9.01	$10.75	$9.55
Total return (c)	8.92	% (d)	3.34%	(13.32)%	15.77%	18.51	% (d)
Net assets at end of period (in 000s)	$211		$199	$201	$104	$—
Ratio of net expenses to average net assets (e)	1.74	% (f)	1.69%	1.83%	1.80%	0.02	% (f)
Ratio of gross expenses to average net assets	1.82	% (f)	1.76%	1.90%	1.98%	0.03	% (f)
Ratio of net investment income to average net assets (e)	5.00	% (f)	4.44%	3.31%	2.03%	4.46	% (f)
Portfolio turnover rate (g)	26	% (d)	52%	62%	67%	130	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2019, Westwood Short Duration Multi-Asset Yield Fund was renamed as Westwood High Income Fund.

(2)	Effective March 31, 2024, Westwood High Income Fund was renamed as Westwood Multi-Asseet Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Alternative Income Fund (1)

	Six Months Ended
Westwood Alternative Income Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$9.13		$10.39	$11.02	$10.47	$10.25	$9.82
Net investment income (a)	0.13		0.29	0.20	0.16	0.18	0.23
Net realized and unrealized gains (losses) on investments	0.29		0.13	(0.51)	0.49	0.46	0.41
Total from investment operations	0.42		0.42	(0.31)	0.65	0.64	0.64
Less distributions from:
Net investment income	(0.17)		(1.59)	(0.17)	(0.10)	(0.10)	(0.21)
Net realized gains	—		—	(0.15)	—	(0.32)	—
Return of capital	—		(0.09)	—	—	—	—
Total distributions	(0.17)		(1.68)	(0.32)	(0.10)	(0.42)	(0.21)
Net asset value at end of period	$9.38		$9.13	$10.39	$11.02	$10.47	$10.25
Total return (b)	4.55	% (c)	4.48%	(2.88)%	6.19%	6.44%	6.57%
Net assets at end of period (in 000s)	$82,980		$86,793	$67,312	$53,734	$22,772	$7,121
Ratio of net expenses to average net assets (d)	0.65	% (e)	0.34%	0.30%	0.96%	0.90%	1.15	% (f)
Ratio of gross expenses to average net assets	0.88	% (e)	0.60%	0.44%	1.21%	1.40%	1.47%
Ratio of net investment income to average net assets (d)	2.70	% (e)	3.08%	1.91%	1.45%	1.79%	2.33%
Portfolio turnover rate (g)	22	% (c)	92%	128%	125%	137%	106%

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Alternative Income Fund - A Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (h)
Net asset value at beginning of period	$9.12		$10.39	$11.00	$10.46	$9.78
Net investment income (a)	0.12		0.27	0.18	0.14	0.10
Net realized and unrealized gains (losses) on investments	0.29		0.13	(0.49)	0.48	0.62
Total from investment operations	0.41		0.40	(0.31)	0.62	0.72
Less distributions from:
Net investment income	(0.16)		(1.58)	(0.15)	(0.08)	(0.04)
Net realized gains	—		—	(0.15)	—	—
Return of capital	—		(0.09)	—	—	—
Total distributions	(0.16)		(1.67)	(0.30)	(0.08)	(0.04)
Net asset value at end of period	$9.37		$9.12	$10.39	$11.00	$10.46
Total return (b)	4.52	% (c)	4.25%	(2.88)%	5.97%	7.35	% (c)
Net assets at end of period (in 000s)	$134		$34	$33	$68	$28
Ratio of net expenses to average net assets (d)	0.78	% (e)	0.46%	0.45%	1.11%	1.15	% (e)
Ratio of gross expenses to average net assets	1.01	% (e)	0.72%	0.59%	1.38%	1.67	% (e)
Ratio of net investment income to average net assets (d)	2.61	% (e)	2.90%	1.69%	1.32%	1.61	% (e)
Portfolio turnover rate (g)	22	% (c)	92%	128%	125%	137	% (c)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% for Institutional Class.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Alternative Income Fund (1) (Continued)

	Six Months Ended
	April 30, 2024		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Alternative Income Fund - C Class Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$9.13		$10.40	$11.01	$10.46	$9.78
Net investment income (b)	0.09		0.21	0.13	0.06	0.05
Net realized and unrealized gains (losses) on investments	0.28		0.13	(0.52)	0.50	0.65
Total from investment operations	0.37		0.34	(0.39)	0.56	0.70
Less distributions from:
Net investment income	(0.12)		(1.53)	(0.07)	(0.01)	(0.02)
Net realized gains	—		—	(0.15)	—	—
Return of capital	—		(0.08)	—	—	—
Total distributions	(0.12)		(1.61)	(0.22)	(0.01)	(0.02)
Net asset value at end of period	$9.38		$9.13	$10.40	$11.01	$10.46
Total return (c)	4.09	% (d)	3.57%	(3.59)%	5.93%	7.21	% (d)
Net assets at end of period (in 000s)	$456		$443	$156	$40	$149
Ratio of net expenses to average net assets (e)	1.53	% (f)	1.21%	1.20%	1.83%	2.10	% (f)
Ratio of gross expenses to average net assets	1.76	% (f)	1.47%	1.34%	2.13%	2.62	% (f)
Ratio of net investment income to average net assets (e)	1.82	% (f)	2.25%	1.24%	0.56%	0.85	% (f)
Portfolio turnover rate (g)	22	% (d)	92%	128%	125%	137	% (d)

	Six Months Ended
Westwood Alternative Income Fund -	April 30, 2024		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Ultra Shares	(Unaudited)		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of period	$9.13		$10.40	$11.02	$10.47	$10.25	$9.82
Net investment income (b)	0.14		0.29	0.20	0.17	0.19	0.24
Net realized and unrealized gains (losses) on investments	0.28		0.14	(0.49)	0.48	0.46	0.41
Total from investment operations	0.42		0.43	(0.29)	0.65	0.65	0.65
Less distributions from:
Net investment income	(0.17)		(1.61)	(0.18)	(0.10)	(0.11)	(0.22)
Net realized gains	—		—	(0.15)	—	(0.32)	—
Return of capital	—		(0.09)	—	—	—	—
Total distributions	(0.17)		(1.70)	(0.33)	(0.10)	(0.43)	(0.22)
Net asset value at end of period	$9.38		$9.13	$10.40	$11.02	$10.47	$10.25
Total return (c)	4.61	% (d)	4.50%	(2.69)%	6.26%	6.54%	6.64%
Net assets at end of period (in 000s)	$31,219		$54,200	$88,734	$128,329	$86,386	$31,553
Ratio of net expenses to average net assets (e)	0.53	% (f)	0.21%	0.20%	0.85%	0.87%	1.08	% (h)
Ratio of gross expenses to average net assets	0.76	% (f)	0.47%	0.34%	1.12%	1.40%	1.39%
Ratio of net investment income to average net assets (e)	2.85	% (f)	3.10%	1.95%	1.53%	1.86%	2.39%
Portfolio turnover rate (g)	22	% (d)	92%	128%	125%	137%	106%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% for Ultra Class.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Global Real Estate Fund (1)(2)

Westwood Global Real	Six Months Ended
Estate Fund - Institutional	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$10.80		$11.63		$15.22	$12.86	$14.59	$12.33	$14.68
Net investment income (a)	0.16		0.18		0.28	0.18	0.16	0.22	0.28
Net realized and unrealized gains (losses) on investments	0.97		(0.78)		(3.56)	2.64	(1.66)	2.40	(1.72)
Total from investment operations	1.13		(0.60)		(3.28)	2.82	(1.50)	2.62	(1.44)
Less distributions from:
Net investment income	(0.15)		(0.17)		(0.27)	(0.46)	(0.23)	(0.36)	(0.79)
Return of capital	—		(0.06)		(0.04)	—	—	—	(0.12)
Total distributions	(0.15)		(0.23)		(0.31)	(0.46)	(0.23)	(0.36)	(0.91)
Net asset value at end of period	$11.78		$10.80		$11.63	$15.22	$12.86	$14.59	$12.33
Total return (b)	10.33	% (c)	(5.22	)% (c)	(21.61%)	22.09%	(9.98%)	21.31%	(10.51%)
Net assets at end of period (in 000s)	$2,023		$1,838		$2,631	$3,685	$3,360	$6,793	$8,600
Ratio of total net expenses to average net assets (d)	1.10	% (e)	1.09	% (e)	1.14%	1.15%	1.15%	1.15%	1.65	% (f)
Ratio of total gross expenses to average net assets (d)	1.68	% (e)	1.73	% (e)	2.09%	1.96%	2.03%	1.71%	2.57%
Ratio of net investment income (loss) to average net assets (d)	2.79	% (e)	1.83	% (e)	2.17%	1.23%	1.38%	1.54%	2.01%
Portfolio turnover rate (g)	1	% (c)	10	% (c)	29%	49%	29%	21%	101%

	Six Months Ended
Westwood Global Real	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Estate Fund - A Class Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$10.85		$11.68		$15.29	$12.92	$14.65	$12.38	$14.75
Net investment income (a)	0.15		0.16		0.23	0.12	0.12	0.17	0.23
Net realized and unrealized gains (losses) on investments	0.96		(0.78)		(3.57)	2.65	(1.68)	2.40	(1.73)
Total from investment operations	1.11		(0.62)		(3.34)	2.77	(1.56)	2.57	(1.50)
Less distributions from:
Net investment income	(0.13)		(0.15)		(0.24)	(0.40)	(0.17)	(0.30)	(0.76)
Return of capital	—		(0.06)		(0.03)	—	—	—	(0.11)
Total distributions	(0.13)		(0.21)		(0.27)	(0.40)	(0.17)	(0.30)	(0.87)
Net asset value at end of period	$11.83		$10.85		$11.68	$15.29	$12.92	$14.65	$12.38
Total return (b)	10.15	% (c)	(5.39	)% (c)	(21.91%)	21.58%	(10.36%)	20.82%	(10.74%)
Net assets at end of period (in 000s)	$13,515		$13,871		$16,335	$23,312	$20,341	$26,859	$19,377
Ratio of total net expenses to average net assets (d)	1.38	% (e)	1.34	% (e)	1.54%	1.55%	1.55%	1.55%	1.87	% (h)
Ratio of total gross expenses to average net assets (d)	1.96	% (e)	1.98	% (e)	2.49%	2.36%	2.43%	2.11%	3.04%
Ratio of net investment income (loss) to average net assets (d)	2.49	% (e)	1.62	% (e)	1.76%	0.83%	1.02%	1.21%	1.66%
Portfolio turnover rate (g)	1	% (c)	10	% (c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018, Salient Global Estate Fund was known as Salient International Real Estate Fund.

(2)	Effective March 31, 2024, Westwood Salient Global Real Estate Fund was renamed as Westwood Global Real Estate Fund.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Global Real Estate Fund (1)(2) (Continued)

	Six Months Ended
Westwood Global Real	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Estate Fund - C Class Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$10.80		$11.64		$15.25	$12.88	$14.59	$12.31	$14.73
Net investment income (a)	0.10		0.09		0.16	0.03	0.05	0.07	0.13
Net realized and unrealized gains (losses) on investments	0.97		(0.78)		(3.56)	2.66	(1.65)	2.41	(1.73)
Total from investment operations	1.07		(0.69)		(3.40)	2.69	(1.60)	2.48	(1.60)
Less distributions from:
Net investment income	(0.08)		(0.11)		(0.18)	(0.32)	(0.11)	(0.20)	(0.71)
Return of capital	—		(0.04)		(0.03)	—	—	—	(0.11)
Total distributions	(0.08)		(0.15)		(0.21)	(0.32)	(0.11)	(0.20)	(0.82)
Net asset value at end of period	$11.79		$10.80		$11.64	$15.25	$12.88	$14.59	$12.31
Total return (b)	9.83	% (c)	(6.03	)% (c)	(22.33%)	20.95%	(10.81%)	20.19%	(11.51%)
Net assets at end of period (in 000s)	$641		$959		$1,061	$1,591	$2,585	$4,614	$11,888
Ratio of total net expenses to average net assets (d)	2.05	% (e)	2.06	% (e)	2.09%	2.10%	2.10%	2.10%	2.51	% (f)
Ratio of total gross expenses to average net assets (d)	2.63	% (e)	2.70	% (e)	3.04%	2.94%	2.98%	2.67%	3.64%
Ratio of net investment income (loss) to average net assets (d)	1.65	% (e)	0.90	% (e)	1.22%	0.22%	0.41%	0.51%	0.96%
Portfolio turnover rate (g)	1	% (c)	10	% (c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Estate Fund was known as Salient International Real Estate Fund.

(2)	Effective March 31, 2024, Westwood Salient Global Real Estate Fund was renamed as Westwood Global Real Estate Fund.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (1)(2)

Westwood Real Estate	Six Months Ended
Income Fund - Institutional	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$16.64		$17.39		$21.56	$19.68	$21.42	$19.07	$22.13
Net investment income (a)	0.66		0.75		0.70	0.46	0.49	0.57	0.66
Net realized and unrealised gains (losses) on investments	1.10		(0.59)		(3.71)	3.19	(1.24)	2.95	(2.50)
Total from investment operations	1.76		0.16		(3.01)	3.65	(0.75)	3.52	(1.84)
Less distributions from:
Net investment income	(0.66)		(0.87)		(0.71)	(1.11)	(0.46)	(0.51)	(0.70)
Net realized gains	—		—		—	—	—	—	(0.51)
Return of capital	—		(0.04)		(0.45)	(0.66)	(0.53)	(0.66)	(0.01)
Total distributions	(0.66)		(0.91)		(1.16)	(1.77)	(0.99)	(1.17)	(1.22)
Net asset value at end of period	$17.74		$16.64		$17.39	$21.56	$19.68	$21.42	$19.07
Total return (b)	10.48	% (c)	0.81	% (c)	(14.10%)	15.44%	(2.75%)	18.64%	(8.52%)
Net assets at end of period (in 000s)	$155,270		$139,523		$108,853	$143,721	$160,526	$232,707	$198,762
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	0.97	% (e)	1.09	% (e)	1.03%	1.10%	1.10%	1.06%	1.25	% (f)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.03	% (e)	0.98	% (e)	1.42%	1.37%	1.37%	1.31%	1.37%
Ratio of net investment income (loss) to average net assets (d)	7.36	% (e)	5.09	% (e)	3.67%	2.26%	2.73%	2.76%	3.37%
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	0.97	% (e)	1.09	% (e)	1.12%	1.15%	1.15%	1.10%	1.48	% (f)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.03	% (e)	0.98	% (e)	1.51%	1.42%	1.42%	1.35%	1.60%
Ratio of net investment income (loss) to average net assets (d)	7.36	% (e)	5.09	% (e)	3.58%	2.21%	2.68%	2.72%	3.14%
Portfolio turnover rate (g)	43	% (c)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (1)(2) (Continued)

Westwood Real Estate	Six Months Ended
Income Fund - A Class	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$16.71		$17.45		$21.63	$19.74	$21.48	$19.13	$22.18
Net investment income (a)	0.64		0.70		0.71	0.38	0.43	0.49	0.56
Net realized and unrealized gains (losses) on investments	1.11		(0.57)		(3.80)	3.14	(1.26)	2.94	(2.46)
Total from investment operations	1.75		0.13		(3.09)	3.52	(0.83)	3.43	(1.90)
Less distributions from:
Net investment income	(0.64)		(0.83)		(0.67)	(1.02)	(0.43)	(0.47)	(0.66)
Net realized gains	—		—		—	—	—	—	(0.48)
Return of capital	—		(0.04)		(0.42)	(0.61)	(0.48)	(0.61)	(0.01)
Total distributions	(0.64)		(0.87)		(1.09)	(1.63)	(0.91)	(1.08)	(1.15)
Net asset value at end of period	$17.82		$16.71		$17.45	$21.63	$19.74	$21.48	$19.13
Total return (b)	10.36	% (c)	0.66	% (c)	(14.45%)	14.98%	(3.17%)	18.12%	(8.78%)
Net assets at end of period (in 000s)	$95,806		$95,619		$103,950	$126,620	$125,194	$160,277	$122,484
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	1.27	% (e)	1.33	% (e)	1.53%	1.50%	1.50%	1.46%	1.60	% (h)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.33	% (e)	1.22	% (e)	1.95%	1.77%	1.77%	1.71%	1.72%
Ratio of net investment income (loss) to average net assets (d)	7.07	% (e)	4.75	% (e)	3.73%	1.87%	2.38%	2.37%	2.91%
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	1.27	% (e)	1.33	% (e)	1.62%	1.55%	1.55%	1.50%	1.83	% (h)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.33	% (e)	1.22	% (e)	2.04%	1.82%	1.82%	1.75%	1.95%
Ratio of net investment income (loss) to average net assets (d)	7.07	% (e)	4.75	% (e)	3.64%	1.82%	2.33%	2.33%	2.68%
Portfolio turnover rate (g)	43	% (c)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (1)(2) (Continued)

Westwood Real Estate	Six Months Ended
Income Fund - C Class	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$16.10		$16.87		$20.94	$19.13	$20.84	$18.56	$21.55
Net investment income (a)	0.56		0.58		0.47	0.21	0.30	0.31	0.41
Net realized and unrealized gains (losses) on investments	1.06		(0.57)		(3.56)	3.04	(1.20)	2.91	(2.42)
Total from investment operations	1.62		0.01		(3.09)	3.25	(0.90)	3.22	(2.01)
Less distributions from:
Net investment income	(0.58)		(0.75)		(0.60)	(0.90)	(0.38)	(0.41)	(0.52)
Net realized gains	—		—		—	—	—	—	(0.45)
Return of capital	—		(0.03)		(0.38)	(0.54)	(0.43)	(0.53)	(0.01)
Total distributions	(0.58)		(0.78)		(0.98)	(1.44)	(0.81)	(0.94)	(0.98)
Net asset value at end of period	$17.14		$16.10		$16.87	$20.94	$19.13	$20.84	$18.56
Total return (b)	9.98	% (c)	(0.03	)% (c)	(14.92%)	14.35%	(3.69%)	17.51%	(9.51%)
Net assets at end of period (in 000s)	$5,977		$5,327		$5,679	$11,219	$29,178	$51,214	$100,706
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	1.93	% (e)	2.06	% (e)	1.98%	2.05%	2.05%	2.03%	2.23	% (f)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.99	% (e)	1.95	% (e)	2.38%	2.33%	2.32%	2.28%	2.35%
Ratio of net investment income (loss) to average net assets (d)	6.41	% (e)	4.00	% (e)	2.57%	1.11%	1.75%	1.58%	2.23%
Ratio of total net expenses to average net assets (including tax expense/benefit) (d)	1.93	% (e)	2.06	% (e)	2.07%	2.10%	2.10%	2.07%	2.46	% (f)
Ratio of total gross expenses to average net assets (excluding tax expense/benefit) (d)	1.99	% (e)	1.95	% (e)	2.47%	2.38%	2.37%	2.32%	2.58%
Ratio of net investment income (loss) to average net assets (d)	6.41	% (e)	4.00	% (e)	2.48%	1.06%	1.70%	1.54%	2.00%
Portfolio turnover rate (g)	43	% (c)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Effective March 31, 2024, Westwood Salient Select Income Fund was renamed as Westwood Real Estate Income Fund.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund(1)

Westwood Broadmark	Six Months Ended
Tactical Growth Fund -	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	(Unaudited)		October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$26.40		$26.07		$29.14	$27.96	$26.81	$25.43	$27.41
Net investment income (a)	0.36		0.57		(0.06)	(0.24)	(0.16)	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.14)		(0.24)		(2.24)	2.48	2.40	2.53	(1.44)
Total from investment operations	0.22		0.33		(2.30)	2.24	2.24	2.69	(1.30)
Less distributions from:
Net investment income	(0.53)		—		—	—	(0.03)	(0.14)	(0.11)
Net realized gains	(0.47)		—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	(1.00)		—		(0.77)	(1.06)	(1.09)	(1.31)	(0.68)
Net asset value at end of period	$25.62		$26.40		$26.07	$29.14	$27.96	$26.81	$25.43
Total return (b)	0.85	% (c)	1.27	% (c)	(7.90)%	8.02%	8.40%	10.69%	(4.76)%
Net assets at end of period (in 000s)	$163,490		$215,512		$236,181	$301,241	$255,095	$250,153	$275,669
Ratio of total net expenses to average net assets	1.29	% (d)	1.26	% (d)	1.51%	1.46%	1.47%	1.43%	1.47%
Ratio of net investment income (loss) to average net assets	2.80	% (d)	2.60	% (d)	(0.21)%	(0.82)%	(0.58)%	0.62%	0.53%
Portfolio turnover rate (e)	61	% (c)	565	% (c)	1,037%	201%	626%	435%	531%

Westwood Broadmark	Six Months Ended
Tactical Growth Fund - A	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Shares	(Unaudited)		October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$24.57		$24.31		$27.34	$26.40	$25.45	$24.24	$26.15
Net investment income (a)	0.30		0.47		(0.13)	(0.34)	(0.26)	0.05	(0.07	) (f)
Net realized and unrealized gains (losses) on investments	(0.13)		(0.21)		(2.13)	2.34	2.27	2.39	(1.27)
Total from investment operations	0.17		0.26		(2.26)	2.00	2.01	2.44	1.34
Less distributions from:
Net investment income	(0.45)		—		—	—	—	(0.06)	—
Net realized gains	(0.47)		—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	(0.92)		—		(0.77)	(1.06)	(1.06)	(1.23)	(0.57)
Net asset value at end of period	$23.82		$24.57		$24.31	$27.34	$26.40	$25.45	$24.24
Total return (b)	0.73	% (c)	1.07	% (c)	(8.27)%	7.59%	7.95%	10.20%	(5.13)%
Net assets at end of period (in 000s)	$16,610		$20,551		$27,117	$21,995	$17,949	$17,273	$11,718
Ratio of total net expenses to average net assets	1.57	% (d)	1.53	% (d)	1.91%	1.86%	1.88%	1.85%	1.92%
Ratio of net investment income (loss) to average net assets	2.51	% (d)	2.31	% (d)	(0.49)%	(1.21)%	(0.99)%	0.21%	(0.28)%
Portfolio turnover rate (e)	61	% (c)	565	% (c)	1,037%	201%	626%	435%	531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund(1) (Continued)

Westwood Broadmark	Six Months Ended
Tactical Growth Fund - C	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class Shares	(Unaudited)		October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018
Net asset value at beginning of period	$22.50		$22.40		$25.39	$24.72	$24.03	$23.01		$25.04
Net investment income (a)	0.20		0.30		(0.27)	(0.46)	(0.39)	(0.09	) (b)	(0.16	) (b)
Net realized and unrealized gains (losses) on investments	(0.11)		(0.20)		(1.95)	2.19	2.14	2.28		(1.30)
Total from investment operations	0.09		0.10		(2.22)	1.73	1.75	2.19		(1.46)
Less distributions from:
Net investment income	(0.26)		—		—	—	—	—		—
Net realized gains	(0.47)		—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Total distributions	(0.73)		—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Net asset value at end of period	$21.86		$22.50		$22.40	$25.39	$24.72	$24.03		$23.01
Total return (c)	0.40	% (d)	0.45	% (d)	(8.75)%	7.01%	7.33%	9.67%		(5.84)%
Net assets at end of period (in 000s)	$4,344		$6,252		$7,827	$9,075	$11,830	$16,505		$27,915
Ratio of total net expenses to average net assets	2.24	% (e)	2.23	% (e)	2.46%	2.41%	2.42%	2.40%		2.45%
Ratio of net investment income (loss) to average net assets	1.84	% (e)	1.62	% (e)	(1.14)%	(1.80)%	(1.60)%	(0.36)%		(0.64)%
Portfolio turnover rate (f)	61	% (d)	565	% (d)	1,037%	201%	626%	435%		531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1)

Westwood Broadmark	Six Months Ended
Tactical Plus Fund -	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares(2)	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.82		$11.29		$12.37	$11.65	$11.55	$11.41	$11.47
Net investment income (a)	0.20		0.33		0.04	(0.08)	(0.09)	0.07	0.06
Net realized and unrealized gains (losses) on investments	(0.32)		0.20		(0.28)	0.80	0.91	0.76	0.24
Total from investment operations	(0.12)		0.53		(0.24)	0.72	0.82	0.83	0.30
Less distributions from:
Net investment income	(0.42)		—		—	—	—	(0.12)	(0.01)
Net realized gains	(0.05)		—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	(0.47)		—		(0.84)	—	(0.72)	(0.69)	(0.36)
Net asset value at end of period	$11.23		$11.82		$11.29	$12.37	$11.65	$11.55	$11.41
Total return (b)	(1.00	)% (c)	4.69	% (c)	(1.95)%	6.18%	7.15%	7.24%	2.56%
Net assets at end of period (in 000s)	$35,054		$36,169		$34,427	$30,855	$30,308	$24,882	$18,502
Ratio of total net expenses to average net assets (d)	1.35	% (e)	1.36	% (e)	1.39%	1.40%	1.40%	1.40%	1.40	% (f)
Ratio of total gross expenses to average net assets (d)	1.76	% (e)	1.74	% (e)	1.93%	1.94%	1.99%	1.94%	2.38%
Ratio of net investment income (loss) to average net assets (d)	3.51	% (e)	3.45	% (e)	0.31%	(0.68)%	(0.77)%	0.61%	0.51%
Portfolio turnover rate (g)	514	% (c)	0	% (c)	827%	62%	5,029%	9,813%	5,067%

Westwood Broadmark	Six Months Ended
Tactical Plus Fund -	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
A Class Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.58		$11.08		$12.18	$11.51	$11.44	$11.31	$11.40
Net investment income (a)	0.18		0.30		—	(0.11)	(0.12)	0.04	(0.02	) (h)
Net realized and unrealized gains (losses) on investments	(0.30)		0.20		(0.26)	0.78	0.91	0.75	0.28
Total from investment operations	(0.12)		0.50		(0.26)	0.67	0.79	0.79	0.26
Less distributions from:
Net investment income	(0.40)		—		—	—	—	(0.09)	—
Net realized gains	(0.05)		—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	(0.45)		—		(0.84)	—	(0.72)	(0.66)	(0.35)
Net asset value at end of period	$11.01		$11.58		$11.08	$12.18	$11.51	$11.44	$11.31
Total return (b)	(1.06	)% (c)	4.51	% (c)	(2.18)%	5.82%	6.95%	6.96%	2.29%
Net assets at end of period (in 000s)	$512		$617		$584	$579	$668	$743	$616
Ratio of total net expenses to average net assets (d)	1.60	% (e)	1.57	% (e)	1.64%	1.65%	1.65%	1.65%	1.65	% (i)
Ratio of total gross expenses to average net assets (d)	2.01	% (e)	1.95	% (e)	2.16%	2.19%	2.23%	2.17%	2.72%
Ratio of net investment income (loss) to average net assets (d)	3.28	% (e)	3.23	% (e)	0.02%	(0.95)%	(1.04)%	0.33%	(0.15)%
Portfolio turnover rate (g)	514	% (c)	0	% (c)	827%	62%	5,029%	9,813%	5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective February 1, 2018, the annual expense limitation rate changed from 1.80% to 1.40%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(i)	Effective February 1, 2018, the annual expense limitation rate changed from 2.05% to 1.65%.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.

(2)	Prior to November 18, 2022, Institutional Shares were I Share Class.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1) (Continued)

Westwood Broadmark	Six Months Ended
Tactical Plus Fund - C Class	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Shares	(Unaudited)		October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018
Net asset value at beginning of period	$10.75		$10.36		$11.52	$10.97	$11.02	$10.92		$11.10
Net investment income (a)	0.13		0.21		(0.09)	(0.19)	(0.20)	(0.03	) (b)	(0.08	) (b)
Net realized and unrealized gains (losses) on investments	(0.28)		0.18		(0.23)	0.74	0.87	0.70		0.25
Total from investment operations	(0.15)		0.39		(0.32)	0.55	0.67	0.67		0.17
Less distributions from:
Net investment income	(0.30)		—		—	—	—	—		—
Net realized gains	(0.05)		—		(0.84)	—	(0.72)	(0.57)		(0.35)
Total distributions	(0.35)		—		(0.84)	—	(0.72)	(0.57)		(0.35)
Net asset value at end of period	$10.25		$10.75		$10.36	$11.52	$10.97	$11.02		$10.92
Total return (c)	(1.43	)% (d)	3.76	% (d)	(2.82)%	5.01%	6.13%	6.15%		1.50%
Net assets at end of period (in 000s)	$363		$405		$414	$553	$575	$488		$629
Ratio of total net expenses to average net assets (e)	2.35	% (f)	2.34	% (f)	2.39%	2.40%	2.40%	2.40%		2.40	% (g)
Ratio of total gross expenses to average net assets (e)	2.76	% (f)	2.72	% (f)	2.93%	2.94%	2.99%	2.89%		5.32%
Ratio of net investment income (loss) to average net assets (e)	2.53	% (f)	2.46	% (f)	(0.77)%	(1.68)%	(1.77)%	(0.30)%		(0.72)%
Portfolio turnover rate (h)	514	% (d)	0	% (d)	827%	62%	5,029%	9,813%		5,067%

Westwood Broadmark	Six Months Ended
Tactical Plus Fund - F Class	April 30, 2024		Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Shares	(Unaudited)		October 31, 2023(3)		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value at beginning of period	$12.12		$11.55		$12.65	$11.88	$11.73	$11.58	$11.60
Net investment income (a)	0.22		0.37		0.07	(0.05)	(0.05)	0.11	0.07
Net realized and unrealized gains (losses) on investments	(0.31)		0.20		(0.27)	0.82	0.92	0.77	0.27
Total from investment operations	(0.09)		0.57		(0.20)	0.77	0.87	0.88	0.34
Less distributions from:
Net investment income	(0.46)		—		(0.06)	—	—	(0.16)	(0.01)
Net realized gains	(0.05)		—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	(0.51)		—		(0.90)	—	(0.72)	(0.73)	(0.36)
Net asset value at end of period	$11.52		$12.12		$11.55	$12.65	$11.88	$11.73	$11.58
Total return (b)	(0.74	)% (d)	4.94	% (d)	(1.65)%	6.48%	7.46%	7.54%	2.91%
Net assets at end of period (in 000s)	$35,453		$40,199		$37,040	$39,430	$38,158	$34,334	$27,688
Ratio of total net expenses to average net assets (e)	1.04	% (f)	1.05	% (f)	1.08%	1.09%	1.09%	1.09%	1.09	% (i)
Ratio of total gross expenses to average net assets €	1.76	% (f)	1.74	% (f)	1.93%	1.94%	1.99%	1.95%	2.24%
Ratio of net investment income (loss) to average net assets (e)	3.83	% (f)	3.76	% (f)	0.59%	(0.37)%	(0.46)%	0.93%	0.63%
Portfolio turnover rate (h)	514	% (d)	0	% (d)	827%	62%	5,029%	9,813%	5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Effective February 1, 2018, the annual expense limitation rate changed from 2.80% to 2.40%.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Effective February 1, 2018, the annual expense limitation rate changed from 1.49% to 1.09%.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Westwood Quality Value Fund (“Value Fund”), Westwood Quality MidCap Fund (“MidCap Fund”), Westwood Quality SMidCap Fund (“SMidCap Fund”), Westwood Quality SmallCap Fund (“SmallCap Fund”), Westwood Quality AllCap Fund (“AllCap Fund”), Westwood Capital Appreciation and Income Fund (formerly, the Total Return Fund) (“Capital Appreciation and Income Fund”), Westwood Income Opportunity Fund (“Income Opportunity Fund”), Westwood Multi-Asset Income Fund (formerly, the High Income Fund) (“Multi-Asset Income Fund”), Westwood Alternative Income Fund (“Alternative Income Fund”), Westwood Global Real Estate Fund (formerly, the Salient Global Real Estate Fund) (“Global Real Estate Fund”), Westwood Real Estate Income Fund, (formerly, the Salient Select Income Fund) (“Real Estate Income Fund”), Westwood Broadmark Tactical Growth Fund (“Tactical Growth Fund”) and Westwood Broadmark Tactical Plus Fund (“Tactical Plus Fund”), (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). Other series of the Trust are not included in this report.

Effective March 31, 2024, the Total Return, High Income, Salient Global Real Estate, and Salient Select Income Funds changed names to Capital Appreciation and Income, Multi-Asset Income, Global Real Estate, and Real Estate Income Funds, respectively.

The Value, SMidCap, SmallCap, Capital Appreciation and Income, Income Opportunity, Multi-Asset Income and Alternative Income Funds (“Predecessor Funds”) were formerly part of The Advisors’ Inner Circle Fund and were acquired by, and reorganized into, the Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. The AllCap Fund commenced operations on September 30, 2021 and MidCap Fund commenced operations on November 30, 2021. Each Fund is classified as an open-end diversified fund.

Tactical Plus Fund (“Predecessor Salient MF Trust”), formerly part of Salient MF Trust, and another series of the Trust, were the sole remaining series of Salient MF Trust and were reorganized into the Trust on November 18, 2022 pursuant to an Agreement and Plan of Reorganization dated June 27, 2022.

The Global Real Estate Fund, Real Estate Income Fund, and Tactical Growth Fund (“Predecessor Forward Funds”), formerly part of Forward Funds, were the sole remaining series of Forward Funds and were acquired by and reorganized into the Trust on November 18, 2022 pursuant to an Agreement and Plan of Reorganization dated June 27, 2022.

Global Real Estate Fund, Real Estate Income Fund, Tactical Growth Fund and Tactical Plus Fund are open-end diversified funds.

The investment objective of the Value, MidCap, SMidCap, SmallCap and AllCap Funds is to seek long-term capital appreciation.

The investment objective of Capital Appreciation and Income Fund is to seek to provide total return, through a combination of current income and capital appreciation.

The investment objective of Income Opportunity Fund is to seek to provide current income with a secondary investment objective to provide the opportunity for long-term capital appreciation.

The investment objective of Multi-Asset Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

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The investment objective of Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of Global Real Estate Fund is to seek to provide total return from both capital appreciation and current income.

The investment objective of Real Estate Income Fund is to seek to provide high current income and potential for modest long-term growth of capital.

The investment objective of Tactical Growth Fund is to seek to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

The Tactical Plus Fund seeks to produce in any market environment above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

As of April 30, 2024, all Funds offer Institutional Shares. All Funds except MidCap, SMidCap, and AllCap offer A Class Shares and C Class Shares. Value, SMidCap, SmallCap, AllCap, Income Opportunity and Alternative Income Funds have a fourth class, Ultra Shares. Tactical Plus Fund has a fourth class, F Class Shares.

Institutional Shares are sold without any sales loads, but subject to an administrative services plan fee of up to 0.20% of the average daily net assets attributable to Institutional Shares (for MidCap, SMidCap, SmallCap, AllCap, and Multi-Asset Income Funds), up to 0.15% for Alternative Income Fund, up to 0.10% (for Value, Income Opportunity and Tactical Plus Funds), and up to 0.05% (for Global Real Estate, Real Estate Income, and Tactical Growth Funds), requiring a $100,000 minimum investment (except for Alternative Income Fund, which has a $1,000,000 minimum investment) and offered exclusively to certain retirement plans established for the benefit of employees of the Westwood Management Corporation (the “Adviser” or “Westwood”) or its affiliates; defined benefit retirement plans, endowments or foundations; banks and trust companies or law firms acting as trustee or manager for trust accounts; investors who purchase through asset-based fee programs available through financial intermediaries; and insurance companies.

The Value, SmallCap, Capital Appreciation and Income, Income Opportunity, Multi-Asset Income, Alternative Income, Global Real Estate, Real Estate Income, Tactical Growth, and Tactical Plus Funds offer A Class Shares (sold with a maximum sales charge of 3.00% (except for SmallCap Fund and Tactical Growth Fund, which have a maximum sales charge of 4.00%) and a 12b-1 services plan fee up to 0.25% of the average daily net assets attributable to A Class Shares), require a $1,000 minimum investment. A Class Shares are also subject to an administrative services plan fee of up to 0.10% in Tactical Plus Fund; and up to 0.20% of the average daily net assets attributable to A Class Shares in the Global Real Estate, Real Estate Income, and Tactical Growth Funds. A Class Shares purchases of $250,000 or more may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within 18 months of purchase (except for SmallCap Fund, in which purchases of $1,000,000 or more may be subject to a 1.00% CDSC fee if redeemed within 18 months of purchase).

The Value, SmallCap, Capital Appreciation and Income, Income Opportunity, Multi-Asset Income, Alternative Income and Tactical Plus Funds offer C Class Shares, which are sold without any sales loads, but subject to a 12b-1 services plan fee (up to 1.00% of the average daily net assets attributable to C Class Shares, and up to 0.75% of the average daily net assets of the Global Real Estate, Real Estate Income, and Tactical Growth Funds), all require a $1,000 minimum investment. The Global Real Estate, Real Estate Income, and Tactical Growth Funds offer C Class Shares, sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% of the average daily net assets attributable to C Class Shares; and up to 0.10% in Tactical Plus Fund. C Class Shares may be subject to a CDSC fee of 1.00% if redeemed within 12 months of purchase. C Class Shares automatically convert to A Class Shares after being held for 10 years.

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The Value, SMidCap, SmallCap, AllCap, Income Opportunity and Alternative Income Funds offer Ultra Shares (sold without any sales loads and distribution and/or administrative services fees), require a $1,000,000 initial investment and offered exclusively to employer retirement plans; health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended, if such accounts are maintained by the Fund at an omnibus level; endowments and foundations and local, city and state agencies; unaffiliated registered investment companies; collective investment trusts; banks and trust companies or law firms acting as trustee or manager for trust accounts; and insurance companies).

F Class Shares are held only by those Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Only shareholders who acquired Class F shares pursuant to the Broadmark Reorganization may purchase additional F Class shares. There is no subsequent investment minimum for F Class Shares.

Each share class of a Fund represents an ownership interest in the same investment portfolio of the Fund.

The Adviser serves as investment adviser to Value, MidCap, SMidCap, SmallCap, AllCap, Capital Appreciation and Income, Income Opportunity, Multi-Asset Income, Alternative Income, Global Real Estate, Real Estate Income, and Tactical Growth Funds. Salient Advisors, L.P. (“Salient Advisors”), together with Westwood, serve as investment adviser to the Tactical Plus Fund. Salient Advisors is a wholly owned subsidiary of Westwood Holdings. Broadmark Asset Management LLC (“Sub-Adviser” or “Broadmark”) is the Sub-Adviser to Tactical Growth Fund and Tactical Plus Fund. Westwood Holdings is a majority owner of Broadmark. Broadmark is paid by the Adviser for their services, not the Funds.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory Updates

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Future contracts are valued at the final settlement price, or, if a settled price is not available, at the last sale price as of the close of regular trading on the primary exchange on which they are traded. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities

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are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. Total return swaps are valued as the change in the value of the underlying security plus/minus the accrued income payment based on Secured Overnight Financing Rate (“SOFR”) or some other form of indices on the notional amount. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value as determined by the Adviser and Salient Advisors, as the Funds’ valuation designees, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. The Adviser and Salient Advisor as the Funds’ valuation designee is responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value determined in good faith.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of April 30, 2024:

Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$203,578,936	$—	$—	$203,578,936
Money Market Funds	2,372,696	—	—	2,372,696
Total Investment Securities	$205,951,632	$—	$—	$205,951,632

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MidCap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,803,373	$—	$—	$1,803,373
Money Market Funds	24,927	—	—	24,927
Total Investment Securities	$1,828,300	$—	$—	$1,828,300

SMidCap Fund
Common Stocks	$272,563,091	$—	$—	$272,563,091
Money Market Funds	5,421,159	—	—	5,421,159
Total Investment Securities	$277,984,250	$—	$—	$277,984,250

SmallCap Fund
Common Stocks	$1,173,471,246	$—	$—	$1,173,471,246
Money Market Funds	10,489,480	—	—	10,489,480
Total Investment Securities	$1,183,960,726	$—	$—	$1,183,960,726

AllCap Fund
Common Stocks	$21,712,888	$—	$—	$21,712,888
Money Market Funds	54,428	—	—	54,428
Total Investment Securities	$21,767,316	$—	$—	$21,767,316

Capital Appreciation and Income Fund
U.S. Government & Agencies	$—	$3,277,881	$—	$3,277,881
Collaterized Mortgage Obligations	—	2,281,926	—	2,281,926
Convertible Bonds	—	7,666,600	—	7,666,600
Corporate Bonds	—	35,518,577	—	35,518,577
Foreign Governments	—	786,809	—	786,809
Common Stocks	63,904,235	—	—	63,904,235
Exchange-Traded Funds	1,541,477	—	—	1,541,477
Money Market Funds	1,667,883	—	—	1,667,883
Total Investment Securities	$67,113,595	$49,531,793	$—	$116,645,388

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Income Opportunity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government & Agencies	$—	$39,122,612	$—	$39,122,612
Collaterized Mortgage Obligations	—	21,097,169	—	21,097,169
Convertible Bonds	—	28,601,793	—	28,601,793
Corporate Bonds	—	194,394,089	—	194,394,089
Common Stocks	192,967,238	—	—	192,967,238
Exchange-Traded Funds	14,253,133	—	—	14,253,133
Preferred Stocks	4,728,130	—	—	4,728,130
Money Market Funds	1,456,663	—	—	1,456,663
Total Investment Securities	$213,405,164	$283,215,663	$—	$496,620,827

Multi-Asset Income Fund
U.S. Government & Agencies	$—	$4,326,377	$—	$4,326,377
Collaterized Mortgage Obligations	—	1,935,943	—	1,935,943
Convertible Bonds	—	1,028,500	—	1,028,500
Corporate Bonds	—	59,265,193	—	59,265,193
Foreign Governments	—	617,890	—	617,890
Common Stocks	22,639,457	—	—	22,639,457
Exchange-Traded Funds	2,172,384	—	—	2,172,384
Preferred Stocks	423,322	500,000	—	923,322
Money Market Funds	1,101,188	—	—	1,101,188
Total Investment Securities	$26,336,351	$67,673,903	$—	$94,010,254

Alternative Income Fund
Convertible Bonds	$—	$88,328,869	$—	$88,328,869
Corporate Bonds	—	21,973,948	—	21,973,948
Money Market Funds	4,757,620	—	—	4,757,620
Total Investment Securities	$4,757,620	$110,302,817	$—	$115,060,437

Other Financial Instruments**
Total Return Swaps at value (assets)	$—	$516,532	$—	$516,532
Total Return Swaps at value (liabilities)	—	(1,108,464)	—	(1,108,464)
Total Investments	$4,757,620	$109,710,885	$—	$114,468,505

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Global Real Estate Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$10,103,098	$5,448,639	*	$—	$15,551,737
Money Market Funds	141,570	—		—	141,570
Total Investment Securities	$10,244,668	$5,448,639		$—	$15,693,307

Real Estate Income Fund
Common Stocks	$68,034,950	$—		$—	$68,034,950
Preferred Stocks	171,765,879	9,250,000		—	181,015,879
Money Market Funds	7,827,947	—		—	7,827,947
Total Investment Securities	$247,628,776	$9,250,000		$—	$256,878,776

Tactical Growth Fund
Exchange-Traded Funds	$87,758,737	$—		$—	$87,758,737
Money Market Funds	96,565,840	—		—	96,565,840
Total Investment Securities	$184,324,577	$—		$—	$184,324,577

Tactical Plus Fund
Money Market Funds	$71,017,230	$—		$—	$71,017,230
Total Investment Securities	$71,017,230	$—		$—	$71,017,230

Other Financial Instruments**
Futures Contracts	$(110,350)	$—		$—	$(110,350)
Total	$70,906,880	$—		$—	$70,906,880

Amounts designated as “—” are $0 or have been rounded to $0.

*	With respect to foreign equity securities that are principally traded on a market outside the United States, the Fund utilizes an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

**	Other financial instruments are derivative instruments not reflected in the total investments at value on the Schedule of Investments but as separate schedule such as total return swap contracts, written option contracts, and futures contracts. These instruments are valued at the unrealized appreciation (depreciation) on the instrument.

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Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class except for A Class Shares. A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Distributions received for each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Discounts and premiums on fixed income securities, if any, are amortized using the effective interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund. Distribution fees are class specific expenses.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Futures contracts – A Fund may use futures contracts for tactical hedging purposes as well as to enhance a Fund’s returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When a Fund purchases or sells a futures contract, no price is paid to or received by a Fund. Instead, a Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. A Fund recognizes an unrealized gain or loss equal to the daily valuation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statements of Assets and Liabilities.

Options written/purchased – The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if

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a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap contracts – The Funds are authorized to enter into swap contracts for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on SOFR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. The Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

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C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which a Fund invests.

Forward foreign currency contracts – The Funds may enter into forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked- to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Funds’ Statements of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Borrowing costs – From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Borrowing costs for each Fund, if any, for the six months ended April 30, 2024 can be found on the Statements of Operations. Prior to November 18, 2022, the Predecessor Select Income Fund had an open-ended line of credit for up to $200,000,000 with Société Générale. For borrowings under this agreement, the Fund was charged interest of 1.315% above the one-month Term SOFR. For the period January 1, 2022 through November 18, 2022, the maximum and average borrowing amount was $5,000,000 at an average interest rate of 2.155%. There was no line of credit agreement in place after November 18, 2022.

ReFlow transactions – Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Board has adopted certain procedures to govern the Funds’ participation in ReFlow. During the six months ended April 30, 2024, no ReFlow fees were incurred.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Redemption fees – In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Alternative Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s

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sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. Redemption fees collected, if any, are shown on the Statements of Changes in Net Assets.

Distributions to shareholders – Value, MidCap, SMidCap, SmallCap, and AllCap Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions, if any, at least once each year. Capital Appreciation and Income, Income Opportunity and Alternative Income Funds distribute to shareholders any net investment income dividends quarterly and net realized capital gains distributions, if any, at least once each year. Multi-Asset Income Fund distributes to shareholders any net investment income dividends monthly and net realized capital gains distributions, if any, at least once each year. Global Real Estate and Real Estate Income Funds distribute substantially all of their net income to shareholders on a quarterly basis and their net capital gains to shareholders at least annually in December. Tactical Growth and Tactical Plus Funds distribute to shareholders any net investment income and net realized capital gains annually in December. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The character of dividends paid to shareholders of the Funds for federal income tax purposes during the six months ended April 30, 2024, ten months ended October 31, 2023, and years ended October 31, 2023 and December 31, 2022, if applicable, was as follows:

	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions*
Value Fund
April 30, 2024	$3,493,782	$4,073,943	$—	$7,567,725
October 31, 2023	$3,785,863	$—	$—	$3,785,863
MidCap Fund
April 30, 2024	$20,330	$20,503	$—	$40,833
October 31, 2023	$7,423	$—	$—	$7,423
SMidCap Fund
April 30, 2024	$3,312,822	$6,142,996	$—	$9,455,818
October 31, 2023	$2,178,453	$2,304,618	$—	$4,483,071
SmallCap Fund
April 30, 2024	$16,951,564	$30,765,276	$—	$47,716,840
October 31, 2023	$17,615,342	$19,713,675	$—	$37,329,017
AllCap Fund
April 30, 2024	$352,457	$410,375	$—	$762,832
October 31, 2023	$366,179	$—	$—	$366,179
Capital Appreciation and Income Fund
April 30, 2024	$2,034,699	$—	$—	$2,034,699
October 31, 2023	$4,096,190	$—	$—	$4,096,190
Income Opportunity Fund
April 30, 2024	$11,700,427	$—	$—	$11,700,427
October 31, 2023	$20,688,795	$—	$—	$20,688,795

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	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions*
Multi-Asset Income Fund
April 30, 2024	$2,875,448	$—	$—	$2,875,448
October 31, 2023	$5,573,606	$—	$—	$5,573,606
Alternative Income Fund
April 30, 2024	$2,084,773	$—	$—	$2,084,773
October 31, 2023	$21,936,416	$—	$1,196,776	$23,133,192
Global Real Estate Fund
April 30, 2024	$188,248	$—	$—	$188,248
Ten months ended October 31, 2023**	$243,047	$—	$92,630	$335,677
December 31, 2022	$432,515	$—	$62,845	$495,360
Real Estate Income Fund
April 30, 2024	$9,356,172	$—	$—	$9,356,172
Ten months ended October 31, 2023**	$9,748,315	$1,917,196	$457,282	$12,122,793
December 31, 2022	$8,842,015	$—	$5,645,768	$14,487,783
Tactical Growth Fund
April 30, 2024	$4,663,856	$4,240,902	$—	$8,904,758
Ten months ended October 31, 2023**	$—	$—	$—	$—
December 31, 2022	$—	$7,812,987	$—	$7,812,987
Tactical Plus Fund
April 30, 2024	$2,796,809	$316,916	$—	$3,113,725
Ten months ended October 31, 2023**	$—	$—	$—	$—
December 31, 2022	$1,681,010	$3,437,935	$—	$5,118,945

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as the result of permanent differences between the financial statements and income tax reporting.

**	Represents the ten months ended October 31, 2023.

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Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of April 30, 2024:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$152,735,321	$1,606,574	$272,859,709	$1,042,753,276	$20,838,998
Gross unrealized appreciation	$41,445,222	$72,301	$30,063,015	$129,018,008	$1,035,311
Gross unrealized depreciation	(8,773,213)	(136,484)	(18,970,773)	(125,954,550)	(1,530,576)
Net unrealized appreciation (depreciation)	32,672,009	(64,183)	11,092,242	3,063,458	(495,265)
Undistributed ordinary income	4,293,667	26,666	5,794,785	15,524,194	422,583
Undistributed long-term capital gains	2,493,393	6,189	2,603,010	26,244,045	250,648
Total distributable earnings (accumulated deficit)	$39,459,069	$(31,328)	$19,490,037	$44,831,697	$177,966

	Capital
	Appreciation	Income	Multi-Asset	Alternative
	and Income	Opportunity	Income	Income	Global Real
	Fund	Fund	Fund	Fund	Estate Fund
Federal income tax cost	$106,320,533	$497,692,718	$108,963,436	$141,750,491	$18,369,901
Gross unrealized appreciation	$11,456,730	$36,711,138	$2,667,008	$3,531,876	$270,535
Gross unrealized depreciation	(7,818,487)	(33,299,848)	(11,476,692)	(7,688,484)	(1,979,924)
Net unrealized appreciation (depreciation)	3,638,243	3,411,290	(8,809,684)	(4,156,608)	(1,709,389)
Net unrealized depreciation on foreign currency translation	—	(374,275)	—	—	—
Undistributed ordinary income	277,496	1,495,490	28,667	—	—
Accumulated capital and other losses	(4,329,717)	(38,137,971)	(15,827,085)	(11,369,254)	(24,901,957)
Total accumulated deficit	$(413,978)	$(33,605,466)	$(24,608,102)	$(15,525,862)	$(26,611,346)

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	Real Estate
	Income	Tactical	Tactical
	Fund	Growth Fund	Plus Fund
Federal income tax cost	$250,423,250	$245,491,453	$75,727,720
Gross unrealized appreciation	$13,635,801	$—	$—
Gross unrealized depreciation	(25,965,850)	(6,842,028)	—
Net unrealized appreciation (depreciation)	(12,330,049)	(6,842,028)	—
Undistributed ordinary income	—	9,701,533	2,392,359
Undistributed long-term capital gains	—	—	189,840
Total distributable earnings (accumulated deficit)	$(12,330,049)	$2,859,505	$2,582,199

The difference between the federal income tax cost of investments and the financial statement cost of investments are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, constructive dividend income, partnership adjustments, straddle loss deferral, contingent debt adjustment, perpetual bond and options, futures and swap mark to market adjustments.

The following information is computed on a tax basis for each item as of October 31, 2023:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$152,735,321	$1,606,574	$272,859,709	$1,042,753,276	$20,838,998
Gross unrealized appreciation	$41,445,222	$72,301	$30,063,015	$129,018,008	$1,035,311
Gross unrealized depreciation	(8,773,213)	(136,484)	(18,970,773)	(125,954,550)	(1,530,576)
Net unrealized appreciation (depreciation)	32,672,009	(64,183)	11,092,242	3,063,458	(495,265)
Undistributed ordinary income	4,293,667	26,666	5,794,785	15,524,194	422,583
Undistributed long-term capital gains	2,493,393	6,189	2,603,010	26,244,045	250,648
Total distributable earnings (accumulated deficit)	$39,459,069	$(31,328)	$19,490,037	$44,831,697	$177,966

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	Capital
	Appreciation	Income	Multi-Asset	Alternative
	and Income	Opportunity	Income	Income	Global Real
	Fund	Fund	Fund	Fund	Estate Fund
Federal income tax cost	$106,320,533	$497,692,718	$108,963,436	$141,750,491	$18,369,901
Gross unrealized appreciation	$11,456,730	$36,711,138	$2,667,008	$3,531,876	$270,535
Gross unrealized depreciation	(7,818,487)	(33,299,848)	(11,476,692)	(7,688,484)	(1,979,924)
Net unrealized appreciation (depreciation)	3,638,243	3,411,290	(8,809,684)	(4,156,608)	(1,709,389)
Net unrealized depreciation on foreign currency translation	—	(374,275)	—	—	—
Undistributed ordinary income	277,496	1,495,490	28,667	—	—
Accumulated capital and other losses	(4,329,717)	(38,137,971)	(15,827,085)	(11,369,254)	(24,901,957)
Total accumulated deficit	$(413,978)	$(33,605,466)	$(24,608,102)	$(15,525,862)	$(26,611,346)

	Real Estate
	Income	Tactical	Tactical
	Fund	Growth Fund	Plus Fund
Federal income tax cost	$250,423,250	$245,491,453	$75,727,720
Gross unrealized appreciation	$13,635,801	$—	$—
Gross unrealized depreciation	(25,965,850)	(6,842,028)	—
Net unrealized depreciation	(12,330,049)	(6,842,028)	—
Undistributed ordinary income	—	9,701,533	2,392,359
Undistributed long-term capital gains	—	—	189,840
Total distributable earnings (accumulated deficit)	$(12,330,049)	$2,859,505	$2,582,199

As of October 31, 2023, the following Funds had short-term and long-term capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions, if any.

	Capital Loss Carryovers
Fund	Short-term	Long-term	Total
Capital Appreciation and Income Fund	$1,949,685	$2,380,032	$4,329,717
Income Opportunity Fund	20,227,373	17,910,598	38,137,971
Multi-Asset Income Fund	2,066,010	13,761,075	15,827,085
Alternative Income Fund	5,841,377	4,622,659	10,464,036
Global Real Estate Fund	13,971,253	10,930,704	24,901,957

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For the period ended October 31, 2023, the following Funds utilized the following capital loss carry forwards:

Fund	Short-term	Long-term	Total
Value Fund	$284,008	$—	$284,008
MidCap Fund	14,567	—	14,567
AllCap Fund	424,891	29,398	454,289
Alternative Income Fund	4,772,697	—	4,772,697
Real Estate Income Fund	2,480,683	—	2,480,683

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended April 30, 2024, the Funds did not incur any interest or penalties.

3. Investment Transactions

The cost of security purchases and proceeds from sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government securities) for the six months ended April 30, 2024 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$44,781,599	$517,908	$108,984,600	$423,698,800	$8,286,304
Proceeds from sales of investment securities	$49,105,849	$481,175	$158,863,493	$409,320,270	$8,916,887

	Capital
	Appreciation	Income	Multi-Asset	Alternative
	and Income	Opportunity	Income	Income
	Fund	Fund	Fund	Fund
Purchases of investment securities	$21,625,684	$95,486,536	$23,260,252	$25,836,935
Proceeds from sales and maturities of investment securities	$24,499,519	$116,434,762	$35,787,268	$51,947,285

	Global	Real
	Real Estate	Estate	Tactical	Tactical
	Fund	Income Fund	Growth Fund	Plus Fund
Purchases of investment securities	$4,582,861	$114,288,179	$77,393,222	$54,610,682
Proceeds from sales and maturities of investment securities	$6,820,899	$107,289,170	$45,546,332	$54,337,180

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The cost of security purchases and proceeds from sales and maturities of U.S. Government long-term securities for the six months ended April 30, 2024 were as follows:

	Capital
	Appreciation	Income	Multi-Asset
	and Income	Opportunity	Income
	Fund	Fund	Fund
Purchases of investment securities	$—	$5,463,305	$1,350,214
Proceeds from sales and maturities of investment securities	$3,333,623	$30,317,665	$1,818,812

4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, based on the average net assets of each Fund, computed and accrued daily and paid monthly, at the annual rate shown in the table below.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 1, 2025, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of interest; taxes; brokerage commissions; Rule 12b-1 distribution fees (if any), administrative servicing fees (if any); borrowing expenses such as dividend and interest expenses on securities sold short; acquired fund fees and expenses; costs to organize the Funds; other expenditures which are capitalized in accordance with generally accepted accounting principle; and extraordinary expenses) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

		Institutional	A Class	C Class	Ultra Class	F Class
	Management	Class Expense	Expense	Expense	Expense	Expense
Fund	Fee	Limitation	Limitation	Limitation	Limitation	Limitation
Value Fund	0.50%	0.55%	0.55%	0.55%	0.55%	n/a
MidCap Fund	0.58%	0.58%	n/a	n/a	n/a	n/a
SMidCap Fund	0.75%	0.68%	n/a	n/a	0.68%	n/a
SmallCap Fund	0.85%	0.79%	0.79%	0.79%	0.79%	n/a
AllCap Fund	0.45%	0.45%	n/a	n/a	0.45%	n/a
Capital Appreciation and Income Fund*	0.50%(a)	0.75%	n/a	0.05%	n/a	n/a
Income Opportunity Fund	0.65%	0.74%	0.74%	0.74%	0.74%	n/a
Multi-Asset Income Fund*	0.38%(b)	0.10%	n/a	0.10%	n/a	n/a
Alternative Income Fund*	0.53%(c)	0.00%	n/a	0.00%	0.00%	n/a
Global Real Estate Fund	0.70%	1.10%	1.50%	2.05%	n/a	n/a
Real Estate Income Fund^	0.70%	1.10%	1.50%	2.05%	n/a	n/a

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		Institutional	A Class	C Class	Ultra Class	F Class
	Management	Class Expense	Expense	Expense	Expense	Expense
Fund	Fee	Limitation	Limitation	Limitation	Limitation	Limitation
Tactical Growth Fund^	1.10%	n/a	n/a	n/a	n/a	n/a
Tactical Plus Fund^	1.40%	1.35%	1.60%	2.35%	n/a	1.04%

^	The ratios listed are the contractual amounts which include 12b-1 distribution and administrative services fees.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Capital Appreciation and Income Fund, Multi-Asset Income Fund, and Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”) from exceeding the Funds’ average daily net assets as follows:

	Institutional	A Class	C Class	Ultra Class
	Shares Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
Capital Appreciation and Income Fund*	0.05%	0.05%	0.05%	n/a
Multi-Asset Income Fund*	0.10%	0.10%	0.10%	n/a
Alternative Income Fund*	0.00%	0.00%	0.00%	0.00%

In addition, the Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s average daily net assets.

*	In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of Capital Appreciation and Income, Multi-Asset Income and Alternative Income Funds, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

(a)	The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500® Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(b)	The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(c)	The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

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Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Fee waivers/expense reimbursements for the Predecessor Funds prior to the Reorganization on November 1, 2021 are not subject to recoupment by the Adviser. The prior 0.25% contractual management fee waiver for Global Real Estate Fund and Select Income Fund is not subject to recoupment. As of April 30, 2024, the Adviser may seek repayment of investment management fee reductions and expense reimbursements no later than the dates below:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
October 31, 2025	$97,530	$92,127	$476,566	$1,251,166	$105,671
October 31, 2026	131,653	50,674	434,607	1,421,371	96,664
April 30, 2027	61,959	21,553	219,722	779,789	44,417
	$291,142	$164,354	$1,130,895	$3,452,326	$246,752

	Capital
	Appreciation	Income	Multi-Asset	Alternative
	and Income	Opportunity	Income	Income
	Fund	Fund	Fund	Fund*
October 31, 2025	$105,981	$—	$69,686	$216,283
October 31, 2026	119,461	—	76,545	344,139
April 30, 2027	59,508	5,569	39,415	129,513
	$284,950	$5,569	$185,646	$689,935

	Global Real	Real Estate	Tactical Growth	Tactical Plus
	Estate Fund	Income Fund^	Fund	Fund
December 31, 2024	$161,957	$—	$—	$508,303
December 31, 2025	170,572	—	—	513,949
October 31, 2026	85,435	—	—	349,534
April 30, 2027	51,744	—	—	207,158
	$469,708	$—	$—	$1,578,944

*	For the six months ended April 30, 2024, the Fund had $12,759 management fee waiver that is not subject to recoupment pursuant to the Management Fee Waiver Agreement

^	For the six months ended April 30, 2024, the Fund recouped $72,853 of past management reductions.

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OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an Anti-Money Laundering Officer to the Trust, as well as related compliance services. Under the terms of the agreement, NLCS receives fees from the Funds. NLCS is a wholly-owned subsidiary of Ultimus.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

Certain officers of the Trust are also officers of Ultimus and are not paid by the Funds for servicing in such capacities.

ADMINISTRATIVE SERVICES PLAN

As of April 30, 2024, all Funds except for Capital Appreciation and Income have adopted an administrative services plan (the “Plan”) that provides that the applicable class of each Fund may pay financial intermediaries for shareholder services in an amount not to exceed the rate shown below based on the average daily net assets of each Fund’s share class. During the six months ended April 30, 2024, the Institutional Shares of the Funds incurred the following administrative services plan fees under the Plan:

		Expense
		Incurred
		For the six
		months ended
		April 30,
Administrative service plan fees	Maximum Rate	2024
Institutional Shares
Value Fund	0.10%	$72,080
MidCap Fund	0.20%	539
SMidCap Fund	0.20%	136,985
SmallCap Fund	0.20%	242,738
AllCap Fund	0.20%	—
Income Opportunity Fund	0.10%	147,211
Multi-Asset Income Fund	0.10%	9,236
Alternative Income Fund	0.15%	51,173
Global Real Estate Fund	0.05%	520
Real Estate Income Fund	0.05%	38,426
Tactical Growth Fund	0.05%	47,918
Tactical Plus Fund	0.10%	17,687

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		Expense
		Incurred
		For the six
		months ended
		April 30,
Administrative service plan fees	Maximum Rate	2024
A Class Shares
Global Real Estate Fund	0.20%	$6,179
Real Estate Income Fund	0.20%	47,987
Tactical Growth Fund	0.20%	7,450
Tactical Plus Fund	0.10%	290

C Class Shares
Global Real Estate Fund	0.25%	1,080
Real Estate Income Fund	0.25%	7,249
Tactical Growth Fund	0.25%	6,322
Tactical Plus Fund	0.10%	181

F Class Shares
Tactical Plus Fund	0.10%	18,712

DISTRIBUTION PLAN

All Funds except for MidCap, SMidCap, and AllCap Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “Plan”) for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders in an amount not to exceed 0.25% based on average daily net assets of each Fund’s A Class Shares, up to 0.75% of the average daily net assets of the Global Real Estate, Real Estate Income and Tactical Growth Funds’ C Class Shares and 1.00% based on the average daily net assets of the Value, SmallCap, Capital Appreciation and Income, Income Opportunity, Multi-Asset Income, Alternative Income and Tactical Plus Funds’ C Class Shares. During the six months ended April 30, 2024 and year/period ended December 31, 2023, if applicable, the A Class Shares and C Class Shares of the Funds incurred the following distribution fees under the Plan:

Expense
Incurred
For the six
months ended
April 30,
Distribution fee	2024
Value Fund
A Class Shares	$1,730
C Class Shares	732
SmallCap Fund
A Class Shares	3,015
C Class Shares	8,932

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Expense
Incurred
For the six
months ended
April 30,
Distribution fee	2024
Capital Appreciation and Income Fund
A Class Shares	$198
C Class Shares	614
Income Opportunity Fund
A Class Shares	57,995
C Class Shares	61,256
Multi-Asset Income Fund
A Class Shares	9,531
C Class Shares	1,057
Alternative Income Fund
A Class Shares	89
C Class Shares	2,199
Global Real Estate Fund
A Class Shares	18,513
C Class Shares	3,239
Real Estate Income Fund
A Class Shares	126,696
C Class Shares	21,746
Tactical Growth Fund
A Class Shares	23,280
C Class Shares	18,967
Tactical Plus Fund
A Class Shares	725
C Class Shares	1,813

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting-related expenses.

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PRINCIPAL HOLDERS OF FUND SHARES

As of April 30, 2024, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Value Fund
Band & Co. (for the benefit of its customers)	42%
MidCap Fund
Charles Schwab & Co., Inc. (for the benefit of its customers)	67%
Westwood Management Corp. (for the benefit of its customers)	32%
SMIDCap Fund
Northern Trust Co. (The) (for the benefit of its customers)	46%
National Financial Services, LLC (for the benefit of its customers)	28%
SmallCap Fund
National Financial Services, LLC (for the benefit of its customers)	55%
AllCap Fund
U.S. Bank CAPINCO	91%
Capital Appreciation and Income Fund
National Financial Services, LLC (for the benefit of its customers)	86%
Multi-Asset Income Fund
National Financial Services, LLC (for the benefit of its customers)	70%
Alternative Income Fund
LPL Financial (for the benefit of its customers)	38%
National Financial Services, LLC (for the benefit of its customers)	50%
Real Estate Income Fund
Charles Schwab & Co., Inc. (for the benefit of its customers)	36%
Tactical Growth Fund
Morgan Stanley Smith Barney, LLC (for the benefit of its customers)	41%
Wells Fargo Clearning Services, LLC (for the benefit of its customers)	41%
Tactical Plus Fund
National Financial Services, LLC (for the benefit of its customers)	93%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

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5. Derivative Transactions

The following is a summary of the fair value of derivative instruments held by the Funds listed below as of April 30, 2024 presented on the Statements of Assets and Liabilities.

	Assets			Liabilities
	Investments,	Unrealized			Unrealized
	at value for	appreciation	Investments,		depreciation
	purchased	for swap	at value for	Futures	for swap
Type of Derivative	options	agreements*	written options	Contracts*	agreements*
Alternative Income Fund
Equity Risk Exposure	$—	$516,532	$—	$—	$1,108,464
Tactical Plus Fund
Equity Risk Exposure	$—	$—	$—	$110,350	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, if any, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

The following summary of the effect of derivatives instruments for the Funds on the Statements of Operations for the six months ended April 30, 2024:

Alternative Income Fund

Type of Derivative	Risk	Location	Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized losses from purchased options contracts	$(164,609)	Net change in unrealized appreciation (depreciation) on purchased options contracts	$(1,908)
Futures contracts sold short	Equity	Net realized gains (losses) from short futures contracts	$—	Net change in unrealized appreciation (depreciation) on short futures contracts	$979,748
Swap transactions	Equity	Net realized losses from swap transactions	$(759,600)	Net change in unrealized appreciation (depreciation) on swap transactions	$(3,557,976)

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Tactical Growth Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Futures contracts sold short	Equity	Net realized losses from short futures contracts	$(4,876,669)	Net change in unrealized appreciation (depreciation) on futures contracts	$(3,556,008)

Tactical Plus Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index call options purchased	Equity	Net realized gains (losses) from purchased option contracts	$399,692	Net change in unrealized appreciation (depreciation) on investments	$(57,027)
Index put options written	Equity	Net realized gains (losses) from written options	$6,701	Net change in unrealized appreciation (depreciation) on written options	$—
Index call options written	Equity	Net realized gains (losses) from written options	$(13,447)	Net change in unrealized appreciation (depreciation) on written options	$1,053
Futures contracts purchased	Equity	Net realized gains from long futures contracts	$83,295	Net change in unrealized appreciation (depreciation) on futures contracts	$(110,350)
Futures contracts sold short	Equity	Net realized losses from short futures contracts	$(1,035,951)	Net change in unrealized appreciation (depreciation) on futures contracts	$(875,603)

Amounts designated as “—” are $0 or have been rounded to $0.

Offsetting Assets and Liabilities:

Alternative Income, Global Real Estate, Real Estate Income, Tactical Growth, and Tactical Plus Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by these Funds to another party are determinable, the Funds have the right to set off the amounts owed with the amounts owed by the other party, the Funds intend to set off, and the Funds’ right of setoff is enforceable at law.

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A fund is subject to various netting arrangements with select counterparties (“Master Agreements” or “MNAs”). Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

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As of April 30, 2024, derivative assets and liabilities by type by Fund are as follows:

Descriptions	Assets	Liabilities
Alternative Income Fund
Derivatives Financial Instruments:
Options contract*	$—	$—
Swap agreements	516,532	(1,108,464)
Total derivative assets and liabilities in the Statements of Assets and Liabilities	516,532	(1,108,464)
Derivative not subject to a MNA or similar agreement	—	—
Total assets and liabilities subject to a MNA	$516,532	$(1,108,464)
Tactical Plus Fund

Derivatives Financial Instruments:
Options contract*	$—	$—
Futures contracts^	—	(110,350)
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	(110,350)
Derivative not subject to a MNA or similar agreement	—	110,350
Total assets and liabilities subject to a MNA	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

^       The amount represents their cumulative appreciation/depreciation which includes movements of variation margin.

The following table represents derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of April 30, 2024.

Derivative
	Derivative	Liabilities
	Assets Subject	Subject to	Net Amount	Non-cash
	to a MNA by	a MNA by	of Derivative	Collateral
Alternative Income Fund	Counterparty	Counterparty	Assets	Received(a)	Net Exposure
BNP Paribas	$516,532	$(1,108,464)	$(591,932)	$591,932	$—

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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6. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Funds may at times invest a significant portion of their assets in shares of money market funds. As of April 30, 2024, Tactical Growth Fund and Tactical Plus Fund had 52.3% and 99.5%, respectively, of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the respective Fund.

7. Certain Investments and Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

RISKS ASSOCIATED WITH LOWER RATE DEBT SECURITIES

Multi-Asset Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of April 30, 2024, Alternative Income Fund had 26.5% of the value of its net assets invested in securities in the Technology sector and Real Estate Income Fund had 94.6% of the value of its net assets invested in securities in the Real Estate sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum

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exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. In-Kind Transactions

During the six months ended April 30, 2024, there were no in-kind transactions for the Funds.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including sales charges (loads) and redemption fees, and (2) ongoing costs, including management fees, class-specific expenses (such as administrative services fees and/or Rule 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (November 1, 2023) and held until the end of the period (April 30, 2024).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

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	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
Value Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,151.80	0.62%	$3.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.78	0.62%	$3.12
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,150.90	0.80%	$4.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.89	0.80%	$4.02
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,146.70	1.55%	$8.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.16	1.55%	$7.77
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,151.20	0.55%	$2.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.13	0.55%	$2.77
MidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,181.40	0.64%	$3.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.68	0.64%	$3.22
SMidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,178.10	0.85%	$4.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.64	0.85%	$4.27
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,179.20	0.71%	$3.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.33	0.71%	$3.57
SmallCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,138.90	0.89%	$4.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.44	0.89%	$4.47

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	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
SmallCap Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,138.20	1.04%	$5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.69	1.04%	$5.22
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,133.70	1.79%	$9.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,015.96	1.79%	$8.97
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,140.00	0.79%	$4.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.93	0.79%	$3.97
AllCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,124.90	0.46%	$2.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.58	0.46%	$2.31
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,125.10	0.46%	$2.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.58	0.46%	$2.31
Capital Appreciation and Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,126.50	0.35%	$1.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,023.12	0.35%	$1.76
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,125.50	0.60%	$3.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.88	0.60%	$3.02
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,122.20	1.35%	$7.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.15	1.35%	$6.77

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	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
Income Opportunity Fund (continued)
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,110.50	0.82%	$4.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.79	0.82%	$4.12
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,109.50	0.99%	$5.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.94	0.99%	$4.97
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,105.10	1.74%	$9.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,016.21	1.74%	$8.72
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,110.80	0.74%	$3.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.18	0.74%	$3.72
Multi-Asset Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,094.10	0.76%	$3.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.08	0.76%	$3.82
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,093.60	0.99%	$5.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.94	0.99%	$4.97
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,089.20	1.74%	$9.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,016.21	1.74%	$8.72
Alternative Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,045.50	0.65%	$3.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.63	0.65%	$3.27

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	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
Alternative Income Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,045.20	0.78%	$3.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.98	0.78%	$3.92
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,040.90	1.53%	$7.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.26	1.53%	$7.67
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 1,046.10	0.53%	$2.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.23	0.53%	$2.66
Global Real Estate Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,103.30	1.10%	$5.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.39	1.10%	$5.52
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,101.50	1.38%	$7.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.00	1.38%	$6.92
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,098.30	2.05%	$10.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,014.67	2.05%	$10.27
Real Estate Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,104.80	0.97%	$5.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.04	0.97%	$4.87
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,103.60	1.27%	$6.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.55	1.27%	$6.37

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
Real Estate Income Fund (continued)
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,099.80	1.93%	$10.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,015.27	1.93%	$9.67
Tactical Growth Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 1,008.50	1.29%	$6.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.45	1.29%	$6.47
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,007.30	1.57%	$7.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.06	1.57%	$7.87
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 1,004.00	2.24%	$11.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,013.72	2.24%	$11.22
Tactical Plus Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 990.00	1.35%	$6.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.15	1.35%	$6.77
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 989.40	1.60%	$7.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,016.91	1.60%	$8.02
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 985.70	2.35%	$11.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,013.18	2.35%	$11.76

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (a)	Period (b)
Tactical Plus Fund (continued)
F Class Shares
Based on Actual Fund Return	$1,000.00	$ 992.60	1.04%	$5.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.69	1.04%	$5.22

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), for Actual and Hypothetical Return information, respectively.

WESTWOOD FUNDS

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-877-386-3944. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.westwoodfunds.com.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-386-3944, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30, will be available on or about August 31, without charge upon request by calling 1-877-386-3944, or on the SEC’s website at www.sec.gov.

WESTWOOD FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 16-17, 2023 Board meeting and covered the period from June 1, 2022 to May 31, 2023 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

WESTWOOD FUNDS

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE WESTWOOD FUNDS® (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG

WESTWOOD FUNDS

Who we are
Who is providing this notice?	Westwood Funds® Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Westwood Management Corp., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

The Westwood Funds

P.O. Box 541150

Omaha, NE 68154

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Administrator:

Ultimus Fund Solutions, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Legal Counsel:

Sullivan & Worcester LLP

1666 K Street, NW

Suite 700

Washington, D.C. 20006

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Westwood-SAR-24

Westwood Salient Enhanced Midstream Income ETF

Semi-Annual Report	April 30, 2024

Investment Adviser:
Westwood Management Corp.

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

TABLE OF CONTENTS

Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statement of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
About Your Fund’s Expenses	16
Other Information	18
Disclosure Regarding Approval of the Investment Advisory Agreement and Sub-advisory Agreement	19

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF
APRIL 30, 2024 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS MASTER LIMITED PARTNERSHIPS — 25.0% (a)

	Shares	Value
Crude & Refined Products — 5.2%
Genesis Energy, L.P. (b)	19,396	$229,455
MPLX, L.P. (b)	19,396	810,753
		1,040,208
Energy — 9.7%
Energy Transfer, L.P. (b)	116,948	1,839,592
NuStar Energy, L.P. (b)	4,950	111,722
		1,951,314
Gathering & Processing — 2.0%
Western Midstream Partners, L.P. (b)	11,752	400,743

Utilities — 8.1%
Enterprise Products Partners, L.P. (b)	58,373	1,639,114

Total Master Limited Partnerships (Cost $5,067,303)		$5,031,379

MLP RELATED COMPANIES — 75.4%
Crude & Refined Products — 13.9%
Enbridge, Inc. (b)	40,846	$1,451,667
Plains GP Holdings, L.P. - Class A (b)	74,048	1,348,413
		2,800,080
Energy — 10.6%
DT Midstream, Inc. (b)	15,675	974,984
Kinetik Holdings, Inc. (b)	15,675	600,980
NextDecade Corporation (b)(c)	15,778	101,295
Pembina Pipeline Corporation (b)	12,981	456,931
		2,134,190

MLP RELATED COMPANIES — continued

	Shares	Value
Gathering & Processing — 15.3%
Antero Midstream Corporation (b)	54,450	$753,588
Hess Midstream, L.P. - Class A (b)	27,225	928,373
EnLink Midstream, LLC (b)	36,923	506,584
Targa Resources Corporation (b)	7,846	894,914
		3,083,459
Liquefied Natural Gas — 4.6%
Cheniere Energy, Inc. (b)	5,775	911,411

Natural Gas Liquids Infrastructure — 4.6%
ONEOK, Inc. (b)	11,752	929,818

Natural Gas Pipelines — 26.4%
Equitrans Midstream Corporation (b)	75,900	1,026,927
Kinder Morgan, Inc. (b)	85,078	1,555,226
TC Energy Corporation (b)	49,100	1,760,235
Williams Companies, Inc. (The) (b)	25,373	973,308
		5,315,696

Total MLP Related Companies (Cost $15,205,208)		$15,174,654

Investments at Value — 100.4% (Cost $20,272,511)		$20,206,033

Liabilities in Excess of Other Assets — (0.4%)		(86,752)

Net Assets — 100.0%		$20,119,281

(a)	The security is considered a non-income producing security as any distributions received during the last 12 months (if applicable) are treated as return of capital per Generally Accepted Accounting Principles.

(b)	All or a portion of the security covers a written call option.

(c)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

1

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF
APRIL 30, 2024 (Unaudited)

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS WRITTEN OPTION CONTRACTS

				Value of
	Strike Price	Contracts	Notional Value	Options
Call Option Contracts
Antero Midstream Corporation, 05/17/24	$14.00	132	$182,688	$3,300
Antero Midstream Corporation, 05/17/24	15.00	66	91,344	165
Antero Midstream Corporation, 06/21/24	14.00	66	91,344	2,772
Antero Midstream Corporation, 06/21/24	15.00	264	365,376	2,640
Cheniere Energy, Inc., 05/17/24	165.00	24	378,768	3,840
Cheniere Energy, Inc., 06/21/24	165.00	20	315,640	6,660
Cheniere Energy, Inc., 06/21/24	170.00	12	189,384	2,400
DT Midstream, Inc., 05/17/24	65.00	57	354,540	1,368
DT Midstream, Inc., 06/21/24	65.00	95	590,900	7,600
Enbridge, Inc., 05/17/24	35.00	108	383,832	9,720
Enbridge, Inc., 05/17/24	37.50	54	191,916	378
Enbridge, Inc., 06/21/24	35.00	36	127,944	4,140
Enbridge, Inc., 06/21/24	37.50	210	746,340	3,780
Energy Transfer, L.P., 05/17/24	16.00	437	687,401	4,807
Energy Transfer, L.P., 06/21/24	16.00	248	390,104	4,464
Energy Transfer, L.P., 06/21/24	17.00	449	706,277	2,245
EnLink Midstream, LLC, 05/17/24	14.00	94	128,968	3,760
EnLink Midstream, LLC, 05/17/24	15.00	47	64,484	235
EnLink Midstream, LLC, 06/21/24	14.00	194	266,168	8,730
EnLink Midstream, LLC, 06/21/24	15.00	23	31,556	345
Enterprise Products Partners, L.P., 05/17/24	30.00	54	151,632	54
Enterprise Products Partners, L.P., 05/17/24	31.00	72	202,176	180
Enterprise Products Partners, L.P., 06/21/24	30.00	440	1,235,520	3,960
Equitrans Midstream Corporation, 05/17/24	13.00	223	301,719	14,495
Equitrans Midstream Corporation, 05/17/24	14.00	74	100,122	1,258
Equitrans Midstream Corporation, 06/21/24	13.00	71	96,063	6,035
Equitrans Midstream Corporation, 06/21/24	14.00	322	435,666	12,880
Equitrans Midstream Corporation, 06/21/24	15.00	46	62,238	690
Genesis Energy, L.P., 05/17/24	12.50	63	74,529	1,260
Genesis Energy, L.P., 06/21/24	12.50	84	99,372	3,780
Genesis Energy, L.P., 06/21/24	15.00	41	48,503	615
Hess Midstream, L.P., - Class A, 05/17/24	36.00	58	197,780	290
Hess Midstream, L.P., - Class A, 05/17/24	37.00	10	34,100	50
Hess Midstream, L.P., - Class A, 05/17/24	38.00	34	115,940	850
Hess Midstream, L.P., - Class A, 06/21/24	36.00	47	160,270	1,175
Hess Midstream, L.P., - Class A, 06/21/24	37.00	115	392,150	4,888
Kinder Morgan, Inc., 05/17/24	18.00	1	1,828	52
Kinder Morgan, Inc., 05/17/24	19.00	164	299,792	820
Kinder Morgan, Inc., 06/21/24	19.00	547	999,916	11,487
Kinder Morgan, Inc., 06/21/24	20.00	138	252,264	414
Kinetik Holdings, Inc., 05/17/24	40.00	57	218,538	2,964
Kinetik Holdings, Inc., 06/21/24	40.00	85	325,890	9,350
Kinetik Holdings, Inc., 06/21/24	45.00	10	38,340	275

The accompanying notes are an integral part of the financial statements.

2

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF
APRIL 30, 2024 (Unaudited)

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS WRITTEN OPTION CONTRACTS — continued

				Value of
	Strike Price	Contracts	Notional Value	Options
Call Option Contracts — continued
MPLX,L.P.,05/17/24	$41.00	29	$121,220	$2,175
MPLX,L.P.,05/17/24	42.00	17	71,060	255
MPLX,L.P.,05/17/24	44.00	23	96,140	115
MPLX,L.P.,06/21/24	42.00	25	104,500	1,125
MPLX,L.P.,06/21/24	43.00	96	401,280	1,920
NextDecade Corporation, 06/21/24	7.00	153	98,226	9,180
NuStar Energy, L.P., 05/17/24	25.00	8	18,056	40
NuStar Energy, L.P., 06/21/24	22.50	16	36,112	1,200
NuStar Energy, L.P., 06/21/24	25.00	24	54,168	780
ONEOK, Inc., 05/17/24	82.50	11	87,032	495
ONEOK, Inc., 05/17/24	85.00	15	118,680	165
ONEOK, Inc., 06/21/24	82.50	63	498,456	8,190
ONEOK, Inc., 06/21/24	85.00	24	189,888	1,440
Pembina Pipeline Corporation, 06/21/24	35.00	123	432,960	15,374
Plains GP Holdings, L.P., - Class A, 05/17/24	19.00	113	205,773	1,243
Plains GP Holdings, L.P., - Class A, 05/17/24	20.00	67	122,007	201
Plains GP Holdings, L.P., - Class A, 05/17/24	21.00	90	163,890	900
Plains GP Holdings, L.P., - Class A, 06/21/24	20.00	448	815,808	5,600
Targa Resources Corporation, 05/17/24	120.00	33	376,398	3,597
Targa Resources Corporation, 06/21/24	120.00	27	307,962	6,237
Targa Resources Corporation, 06/21/24	125.00	16	182,496	1,680
TC Energy Corporation, 05/17/24	37.50	80	286,800	1,600
TC Energy Corporation, 05/17/24	40.00	112	401,520	560
TC Energy Corporation, 06/21/24	37.50	299	1,071,915	12,558
Western Midstream Partners, L.P., 05/17/24	38.00	13	44,330	293
Western Midstream Partners, L.P., 06/21/24	36.00	18	61,380	720
Western Midstream Partners, L.P., 06/21/24	37.00	82	279,620	2,460
Williams Companies, Inc. (The), 05/17/24	40.00	62	237,832	1,550
Williams Companies, Inc. (The), 05/17/24	41.00	31	118,916	248
Williams Companies, Inc. (The), 06/21/24	40.00	99	379,764	4,950
Williams Companies, Inc. (The), 06/21/24	41.00	61	233,996	1,525
Total Written Option Contracts (Premiums $211,873)			$19,747,507	$239,547

The average monthly notional value of written option contracts during the period ended April 30, 2024 was ($19,747,507).

The accompanying notes are an integral part of the financial statements.

3

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF
APRIL 30, 2024 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities:
At cost	$20,272,511
At value (Note 2)	$20,206,033
Cash	1,663,136
Receivable for investment securities sold	345,618
Dividends Receivable	120,354
Total assets	22,335,141
LIABILITIES
Written call options, at value (Notes 2 & 5) (premiums received $211,873)	239,547
Distributions payable	168,750
Payable for investment securities purchased	1,797,907
Payable to Adviser (Note 4)	9,656
Total liabilities	2,215,860

NET ASSETS	$20,119,281

NET ASSETS CONSIST OF:
Paid-in capital	$20,280,911
Accumulated deficit	(161,630)
NET ASSETS	$20,119,281

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	825,000
Net asset value, offering price and redemption price per share (Note 1)	$24.39

The accompanying notes are an integral part of the financial statements.

4

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF
FOR THE PERIOD ENDED APRIL 30, 2024(a)

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividend income	$120,353

EXPENSES
Investment management fees (Note 4)	4,156

NET INVESTMENT INCOME	116,197

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTIONS
Net realized losses from investment transactions	(5,269)
Net realized losses from written option contracts (Note 5)	(9,656)
Net change in unrealized appreciation (depreciation) on investment transactions	(66,478)
Net change in unrealized appreciation (depreciation) on written option contracts (Note 5)	(27,674)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTIONS	(109,077)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,120

(a)	Represents the period from the commencement of operations (April 9, 2024) through April 30, 2024.

The accompanying notes are an integral part of the financial statements.

5

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
April 30,
2024 (a)
FROM OPERATIONS
Net investment income	$116,197
Net realized losses on investments and written options	(14,925)
Net change in unrealized appreciation (depreciation) on investments and written options	(94,152)
Net increase in net assets resulting from operations	7,120

FROM DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)	(168,750)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued	20,280,911

TOTAL INCREASE IN NET ASSETS	20,119,281

NET ASSETS
Beginning of period	—
End of period	$20,119,281

CAPITAL SHARES ACTIVITY
Issued	825,000
Net increase in shares outstanding	825,000
Shares outstanding at beginning of period	—
Shares outstanding at end of period	825,000

(a)	Represents the period from the commencement of operations (April 9, 2024) through April 30, 2024.

The accompanying notes are an integral part of the financial statements.

6

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended
	April 30, 2024(a)
	(Unaudited)
Net asset value at beginning of period	$25.02
Net investment income (b)	0.31
Net realized and unrealized losses on investments	(0.72)
Total from investment operations	(0.41)
Variable transaction fees (Note 6) (b)	0.01
Less distributions from:	(0.23)
Net investment income
Net asset value at end of period	$24.39
Market price at end of period	$24.66
Total return (c)	(1.63	%) (d)
Total return at market (e)	(0.54	) (d)
Net assets at end of period (000’s)	$20,119
Ratio of total expenses to average net assets	0.80	% (f)
Ratio of net investment income to average net assets	22.37	% (f)
Portfolio turnover rate (g)	3	% (d)

(a)	Represents the period from the commencement of operations (April 8, 2024) through April 30, 2024.

(b)	Per share net investment income and variable transaction fees have been determined on the basis of average number of shares outstanding during the period.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Not annualized.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions, if any (Note 3).

The accompanying notes are an integral part of the financial statements.

7

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Westwood Salient Enhanced Midstream Income ETF (the “Fund”) is a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). Other series of the Trust are not included in this report. The Fund commenced operations on April 8, 2024.

The Fund is a non-diversified, exchange-traded fund (“ETF”) that seeks to provide current income and capital appreciation.

Shares of the Fund are listed and traded on the New York Stock Exchange (“NYSE”). Market prices for the Shares may be different from their net asset value (“NAV”.) The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at the NAV per share in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of shares.

Westwood Management Corporation (the “Adviser” or “Westwood”) serves as investment advisor to the Fund. Westwood is wholly owned subidiary of Westwood Holdings Group, Inc., an institutional asset management company.

The Adviser has retained Vident Asset Management (the “Sub-Adviser”) to serve as the trading sub-adviser for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory Updates

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their NAV as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value as determined by the Adviser, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of April 30, 2024:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$5,031,379	$—	$—	$5,031,379
MLP Related Companies	15,174,654	—	—	15,174,654
Total Investment Securities	$20,206,033	$—	$—	$20,206,033

Other Financial Instruments
Written Option Contracts	$(214,572)	$(24,975)	$—	$(239,547)
Total	$19,991,461	$(24,975)	$—	$19,966,486

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Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended April 30. 2024.

Cash – The Fund’s cash, if any, is held in a bank account with balances which may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. The cash balance reflected on the Statement of Assets and Liabilities for the Fund represents the amount held as of April 30, 2024.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less the liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received for the Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Options written/purchased – The Fund may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Fund is authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Fund gives up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to shareholders – The Fund distributes substantially all of its net income to shareholders on a monthly basis and its net capital gains to shareholders at least annually in December. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

The character of dividends paid to shareholders of the Fund for federal income tax purposes during the period ended April 30, 2024 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
April 30, 2024	$168,750	$—	$168,750

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information was computed on a tax basis for each item as of April 30, 2024:

Federal income tax cost and written options	$20,069,809
Gross unrealized appreciation	$178,888
Gross unrealized depreciation	(282,211)
Net unrealized depreciation	(103,323)
Undistributed ordinary income	(52,553)
Other losses	(5,754)
Total accumulated deficit	$(161,630)

The difference between the federal income tax cost of investments and the financial statement cost of investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral on losses on wash sales and tax straddles on option contracts.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current period and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the period ended April 30, 2024, cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, amounted to $6,109,327 and $650,289, respectively. Purchases and

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

sales of in-kind transactions for the period ended April 30, 2024 amounted to $14,820,846 and $0, respectively. There were no realized gains from in-kind transactions during the period ended April 30, 2024.

4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement (the “Agreement”). The Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of average daily net assets. Pursuant to its Agreement, the Adviser is required to pay all other expenses of the Fund (other than interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and litigation expenses, and other non-routine or extraordinary expenses) so that total annual fund operating expenses remain at 0.80% of the Fund’s average daily net assets. During the period ended April 30, 2024, the Adviser earned $4,156 of fees under the Investment Advisory Agreement. At April 30, 2024, the Fund owed the Adviser $9,656 relating to the investment management fee.

For its services, the Sub-Adviser is paid by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund at the following rate: 0.05% (subject to a minimum of $35,000 per year).

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Under the terms of a Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an Anti-Money Laundering Officer to the Trust, as well as related compliance services. Under the terms of the agreement, NLCS receives fees from the Adviser. NLCS is a wholly-owned subsidiary of Ultimus.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

Certain officers of the Trust are also officers of Ultimus and are not paid by the Fund for servicing in such capacities.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting-related expenses.

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5. Derivative Transactions

The following is a summary of the fair value of derivative instruments held by the Fund listed below as of April 30, 2024 presented on the Statements of Assets and Liabilities.

Liabilities
Investments,
at value
for written
Type of Derivative	options
Equity Risk Exposure	$(239,547)

The following summary of the effect of derivatives instruments for the Fund on the Statements of Operations for the period ended April 30, 2024:

					Change in
					Unrealized
					Appreciation
Type of Derivative	Risk	Location	Realized Losses	Location	(Depreciation)
Call options written	Equity	Net realized losses from written option contracts	$(9,656)	Net change in unrealized appreciation (depreciation) on written option contracts	$(27,674)

Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

A fund is subject to various netting arrangements with select counterparties (“Master Agreements” or “MNAs”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

As of April 20, 2024, derivative assets and liabilities by type by Fund are as follows:

Descriptions	Assets	Liabilities
Derivatives Financial Instruments:
Options contract	$—	$(239,547)
Total derivative assets and liabilities on the Statement of Assets and Liabilities	—	(239,547)
Derivative not subject to a MNA or similar agreement	—	239,547
Total assets and liabilities subject to a MNA	$—	$—

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

6. Capital Share Transactions

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the APs may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the Fund’s Statement of Additional Information (“SAI”).

A creation transaction, which is subject to acceptance by the Fund’s Distributor and the Fund, generally takes place when an AP deposits into the Fund a designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement. Realized gains (losses) resulting from in-kind redemption of shares, if any, are reflected separately on the Statement of Operations.

The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased

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by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). For the period ended April 30, 2024, the Fund received $5,500 in transaction fees.

The Transaction Fees for the Fund are listed in the table below:

Maximum
Additional Variable
Fee for In-Kind and	Charge for Cash
Cash Purchases	Purchases *
$500	2.00%

*	As a percentage of the amount invested.

7. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of April 30, 2024, the Fund had 26.4% of the value of its net assets invested in securities in the Natural Gas Pipelines sector.

8. Non-Diversification Risk

The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting and individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

9. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (November 1, 2023) and held until the end of the period (April 30, 2024).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in the Fund’s prospectus.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2023	2024	Ratio (b)	Period (c)
Westwood Salient Enhanced Midstream Income ETF
Based on Actual Fund Return	$1,000.00	$983.70	0.80%	$0.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.03	0.80%	$3.87

(a)   Beginning Account Value is as of April 9, 2024 (date of commencement of operations) for the Actual Fund Return Information.

(b)  Annualized, based on the Fund’s expenses during the period since the commencement of operations.

(c)  Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 22/366 (to reflect the period from commencement of operations) and 182/366 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

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OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Fund with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-800-994-0755. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Fund’s website at www.westwoodetfs.com.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-994-0755, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, will be available on or about August 31, without charge upon request by calling 1-800-994-0755, or on the SEC’s website at www.sec.gov.

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DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Westwood Salient Enhanced Midstream Income ETF’s (the “Fund” or the “ETF”) Investment Advisory Agreement with Westwood Management Corp. (the “Adviser” or “Westwood”) for an initial two-year term (the “Westwood Advisory Agreement”) and the Sub-Advisory Agreement between Westwood and Vident Asset Management (the “Sub-Adviser” or “Vident”), on behalf of the Fund, for an initial two-year term (the “Vident Sub-Advisory Agreement”). The Board approved the Advisory Agreement and the Sub-Advisory Agreement at a meeting held on January 16-17, 2024, at which all of the Trustees were present (the “Meeting”).

Prior to the Meeting, the Adviser and Sub-Adviser provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund. In approving the Advisory Agreement and the Sub-Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were (1) the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, (2) the Adviser’s experience and resources in monitoring the performance of other sub-advisers on Westwood-managed funds and the professional experience and the investment capabilities of the individuals at Vident who are expected to serve as portfolio managers of the Fund, (3) the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from the Adviser’s and Sub-Adviser’s relationship with the Fund, (4)  the financial condition of the Adviser and Sub-Adviser, (5) the fall out benefits to be derived by the Adviser and Sub-Adviser and their affiliates from their relationships with the Fund and (6) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Independent Trustees’ evaluation of the quality of the Adviser’s and Sub-Adviser’s services also took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the preceding year for other funds managed by the Adviser. The Independent Trustees’ analysis of these factors is set forth below.

Consideration of Approval of Westwood Advisory Agreement Nature, Extent and Quality of Services

The Board evaluated the level and depth of knowledge of Westwood, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Westwood, the Board took into account its familiarity with Westwood’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account Westwood’s compliance policies and procedures based on discussion with Westwood and the Chief Compliance Officer. The quality of administrative and other services, including Westwood’s role in coordinating the activities of the Fund’s other service providers, was also considered.

The Board also considered Westwood’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Board discussed the nature and extent of the services to be provided by Westwood including, without limitation, Westwood’s provision of a continuous investment program for the ETF. The Board considered the qualifications and experience of Westwood’s portfolio managers who would be responsible for the day-to-day management of the ETF’s portfolio, as well as the qualifications of other individuals at Westwood anticipated to provide services to the ETF. The Board also considered Westwood’s succession planning for the portfolio managers of the ETF.

The Board considered Westwood’s process for monitoring the proposed Sub-Adviser, which would include an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, infrastructure and performance. The Board further considered that Westwood would conduct periodic reviews of

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

the Sub-Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the ETF by Westwood under the Westwood Advisory Agreement.

Advisory Fees and Expenses and Comparative Accounts

The Board compared the proposed advisory fee and total expense ratio for the ETF with various comparative data. In particular, the Board compared the ETF’s proposed advisory fee and overall expense ratio to the median advisory fees and expense ratios for its custom peer group provided by Broadridge. The Board noted Westwood’s response in the 15(c) materials that there were no accounts or funds comparable to the ETF that were managed by Westwood. The Board noted that the ETF would be charged a unitary fee under the proposed Westwood Advisory Agreement. The Board further noted that, under the unitary fee arrangement, the ETF would pay Westwood a unitary fee from which Westwood would pay the ETF’s other expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and fees, if any, but excluding the fee payment under the Westwood Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that, from the unitary fee for the ETF, Westwood would pay the Sub-Adviser a proposed sub-advisory fee equal to 0.05% of the ETF’s average net assets, subject to a $35,000 annual minimum. Because the ETF will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.

In reviewing the comparison in expense ratios between the ETF and comparable funds, the Board also considered the differences in types of funds being compared, the styles of investment management, and the nature of the investment strategies. The Board noted that the proposed advisory fee for the ETF was below the average and the median for the other funds in its Broadridge custom peer group, respectively.

Fund Performance

The Board also considered, among other data, the investment performance of the proposed investment strategy for the ETF. The Board also noted the Adviser’s experience and resources in monitoring the performance of other sub-advisers on Westwood-managed funds.

Potential Economies of Scale

The Board also considered the effect of the ETF’s potential growth and size on its performance and expenses. The Board took into account management’s discussion of the ETF’s advisory fee structure. The Board considered the proposed advisory fees under the Westwood Advisory Agreement and possible economies of scale that might be realized if the assets of the ETF increase. The Board noted that the advisory fee schedule for the ETF currently did not have breakpoints, and considered Westwood’s assertion that adding breakpoints was not appropriate at this time. The Board noted that if the ETF’s assets increase over time, the ETF might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Westwood Advisory Agreement, the advisory fee payable to Westwood by the ETF would be reduced by the total sub-advisory fee paid to the Sub-Adviser.

Financial Condition of the Adviser and Adviser Profitability

Additionally, the Board took into consideration the financial condition and anticipated profitability of Westwood and its affiliates and the anticipated direct and indirect benefits derived by Westwood and its affiliates from their relationship with the ETF. The information considered by the Board included operating profit margin information for Westwood’s business as a whole. The Board reviewed the anticipated profitability of Westwood’s relationship with the ETF both before and after tax expenses, and also considered whether Westwood has the financial wherewithal to provide services to the ETF, noting Westwood’s ongoing commitment to provide support and resources to the ETF as needed.

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WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

Fall-Out Benefits

The Board also noted that Westwood would derive benefits to its reputation and other benefits from its association with the ETF. The Board recognized that Westwood should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the ETF and the entrepreneurial risk that it assumes as investment adviser. Based upon its review, the Board concluded that Westwood’s level of profitability, if any, to be derived from its relationship with the ETF was reasonable and not excessive.

Consideration of Approval of Vident Sub-Advisory Agreement Nature, Extent and Quality of Services

The Board considered information provided by Vident regarding the services to be provided by Vident to the ETF. The Board evaluated the level and depth of knowledge of Vident, including the professional experience and qualifications of senior personnel. The Board also took into account Vident’s compliance policies and procedures based on discussion with Vident and the Chief Compliance Officer. The Board discussed the nature and extent of the services to be provided by Vident including, without limitation, Vident’s portfolio management and trading services, daily monitoring of the ETF’s positions and variances against the model portfolio provided by Westwood, monitoring to adhere to investment guidelines, cash management, cash and holdings reconciliation, and review of creation and redemption file data. The Board considered the qualifications and experience of Vident’s portfolio managers who would be responsible for trading the ETF’s portfolio, as well as the qualifications of other individuals at Vident anticipated to provide services to the ETF. The Board also considered Vident’s succession planning for the portfolio managers of the ETF. The Board then took into consideration Westwood’s due diligence of Vident and Westwood’s selection of Vident based on, as Westwood previously noted, Vident’s reputation, comprehensive service offering, experience with buy-write strategies in ETF wrappers, and competitive pricing. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the ETF by Vident under the Vident Sub-Advisory Agreement.

Sub-Advisory Fees and Expenses and Comparative Accounts

The Board considered that the sub -advisory fee would be paid by Westwood and not by the ETF. The Board also considered that the ETF would pay an advisory fee to Westwood and that Westwood would pay a sub-advisory fee to Vident out of the advisory fee it receives from the ETF. The Board also considered Vident’s response in its 15(c) materials that it does not believe the other accounts managed by Vident would be considered similar in nature to the ETF to be appropriate for a fee comparison.

Fund Performance

As the ETF had not yet commenced operations, the Board did not consider past performance. The Board considered the professional experience and the investment capabilities of the individuals at Vident who are expected to serve as portfolio managers to the ETF.

Potential Economies of Scale

The Board also considered the effect of the ETF’s potential growth and size on its performance and expenses. The Board took into account management’s discussion of the ETF’s advisory fee structure. The Board considered the proposed advisory fees under the Westwood Advisory Agreement and possible economies of scale that might be realized if the assets of the ETF increase. The Board noted that the advisory fee schedule for the ETF currently did not have breakpoints, and considered Westwood’s assertion that adding breakpoints was not appropriate at this time. The Board noted that if the ETF’s assets increase over time, the ETF might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Westwood Advisory Agreement, the advisory fee payable to Westwood by the ETF would be reduced by the total sub-advisory fee paid to Vident.

21

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

Financial Condition of the Sub-Adviser and Sub-Adviser Profitability

Additionally, the Board took into consideration the financial condition and anticipated profitability of Vident and its affiliates and the anticipated direct and indirect benefits derived by Vident and its affiliates from their relationship with the ETF. The Board noted that the sub-advisory fee under the Vident Sub-Advisory Agreement would be paid by Westwood out of the advisory fee it would receive under the Westwood Advisory Agreement. As a consequence, the anticipated profitability to Vident of its relationship with the ETF was not a substantial factor in the Board’s deliberations.

Fall-Out Benefits

The Board also noted that Vident would derive benefits to its reputation and other benefits from its association with the ETF. The Board recognized that Vident should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the ETF. Based upon its review, the Board concluded that Vident’s level of profitability, if any, to be derived from its relationship with the ETF was reasonable and not excessive.

In considering the approvals of the Westwood Advisory Agreement and the Vident Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board concluded the following: (a) Westwood and Vident each demonstrated that they possess the capability and resources to perform the duties required of them under the advisory agreement and sub-advisory agreement, respectively; (b) Westwood and Vident maintain appropriate compliance programs; and (c) the ETF’s advisory fees are reasonable in light of the services to be provided and the other factors considered. Based on their conclusions, the Trustees determined with respect to the ETF that approval of the Westwood Advisory Agreement and the Vident Sub-Advisory Agreement is in the best interests of the ETF and its shareholders.

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The Westwood Funds
P.O. Box 541150
Omaha, NE 68154
1-800-994-0755
www.westwoodetfs.com

Adviser:
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, TX 75201

Distributor:
Norther Lights Distributors, LLC
4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

Administrator:
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Legal Counsel:
Sullivan & Worcester LLP
1666 K Streeet, NW
Suite 700
Washington, D.C. 20006

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WestwoodEMI-SAR-24

(b). Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not Applicable

(2) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President

Date		July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	July 8, 2024

By (Signature and Title)*		/s/ Daniel D. Bauer
Daniel D. Bauer, Treasurer and Principal Financial Officer

Date	July 8, 2024

* Print the name and title of each signing officer under his or her signature.